As Filed with the Securities and Exchange Commission on April 17, 2001

                           Registration No. 333-40304
                                File No. 811-8260

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                         POST -EFFECTIVE AMENDMENT NO. 1

                                       TO

                                    FORM N-4

               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS

                        CUNA Mutual Life Variable Account
                              (Exact name of trust)


                       CUNA Mutual Life Insurance Company
                               (Name of depositor)

                                2000 Heritage Way
                               Waverly, Iowa 50677
          (Complete address of depositor's principal executive offices)

                             Kevin S. Thompson, Esq.
                       CUNA Mutual Life Insurance Company
                             5910 Mineral Point Road
                                Madison, WI 53705
                (Name and complete address of agent for service)

                                    Copy to:
                              David Goldstein, Esq.
                        Sutherland, Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                            Washington, DC 20004-2404


It is proposed that this filing will become effective (check appropriate box)

     |_| immediately upon filing pursuant to paragraph (b) of Rule 485 |X| on May 1, 2001 pursuant to paragraph (b) of Rule 485
     |_| 60 days after filing pursuant to paragraph (a)(i) of Rule 485 |_| on pursuant to paragraph (a)(i) of Rule 485

Title of Securities: Interest in the Seperate Account issued through Variable Life Insurance Policies.

The index to attached exhibits is found following the signature pages and consents after page II-4.

PROSPECTUS                                                           May 1, 2001

================================================================================

                           MEMBERS Variable Annuity II

              A Flexible Premium Deferred Variable Annuity Contract

                                    Issued by

                       CUNA Mutual Life Insurance Company

================================================================================

Inside this Prospectus, you will find basic information about the Contract and the Variable Account that you should know before investing. Please read it carefully and keep it for future reference. The Company may sell the Contract to individuals, or in connection with retirement plans, including plans that qualify for special federal tax treatment under the Internal Revenue Code of 1986, as amended.

The investment performance of the mutual fund portfolios underlying the Subaccounts you select will affect the Contract Value to the Payout Date, except for amounts you invest in the Fixed Account and will affect the size of variable Income Payments after the Payout Date. You bear the entire investment risk on any amounts you allocate to the Variable Account.

The following mutual funds are available through the Subaccounts of the CUNA Mutual Life Variable Annuity Account:

Ultra Series Fund

o        Money Market Fund
o        Bond Fund
o        Balanced Fund
o        Growth and Income Stock Fund
o        Capital Appreciation Stock Fund
o        Mid-Cap Stock Fund
o        Emerging Growth Fund
o        High Income Fund
o        International Stock Fund
o        Global Securities Fund


This  Prospectus is  accompanied  by a current  prospectus  for the Ultra Series
Fund.

Purchase payments not allocated to the Subaccounts may be allocated to the Fixed Account Option.


The Statement of Additional Information ("SAI") contains additional information about the Contract and the Variable Account. You will find its table of contents on the last page of this Prospectus. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference. You may obtain a copy of the SAI dated May 1, 2001 free of charge by contacting the Company. Additionally, the SEC maintains a website at http://www.sec.gov that contains the SAI material incorporated by reference and other information.


Investment in a variable annuity contract is subject to risks, including the possible loss of money. Unlike credit union and bank accounts, money invested in the Variable Account is not insured. Money in the Variable Account is not deposited in or guaranteed by any credit union or bank and is not guaranteed by any government agency.


--------------------------------------------------------------------------------
The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

Table of Contents
================================================================================

Definitions.........................................1

Expense Tables......................................3

Financial Highlights................................5

Summary.............................................6
   The Contract.....................................6
   Charges and Deductions...........................6
   Payout Provisions................................6
   Federal Tax Status...............................6

CUNA Mutual Life Insurance Company - The CUNA Mutual
Life Variable Annuity Account, and the Funds........7
   CUNA Mutual Life Insurance Company...............7
   CUNA Mutual Life Variable Annuity Account........7
   The Underlying Funds.............................8
   The Ultra Series Fund............................8
   Availability of Funds............................9
   Voting Rights....................................9
   Material Conflicts..............................10
   Substitution of Securities......................10

THE FIXED ACCOUNT OPTION...........................10
   Preservation Plus Program.......................11
   Fixed Contract Value............................11
   Fixed Periods...................................11
   Market Value Adjustment.........................12

DESCRIPTION OF THE CONTRACT........................14
   Issuance of a Contract..........................14
   Right to Examine................................14
   Purchase Payments...............................14
   Allocation of Purchase Payments.................15
   Contract Value..................................15
   Transfer Privileges.............................16
   Surrenders (Redemption) and Partial
    Withdrawals....................................17
   Contract Loans..................................19
   Death Benefit Before the Payout Date............19
   Proportional Adjustment for Partial
    Withdrawals....................................20

MISCELLANEOUS MATTERS..............................21
   Payments........................................21
   Modification....................................21
   Reports to Owners...............................22
   Inquiries.......................................22

INCOME PAYMENT OPTIONS.............................23
   Payout Date and Proceeds........................23
   Election of Income Payment Options..............23
   Fixed Income Payments...........................23
   Variable Income Payments........................24
   Description of Income Payment Options...........24
   Death Benefit After the Payout Date.............25

CHARGES AND DEDUCTIONS.............................26
   Mortality and Expense Risk Charges..............26
   Fund Expenses...................................26
   Surrender Charge (Contingent Deferred Sales
    Charge)........................................26
   Annual Contract Fee.............................26
   Transfer Processing Fee.........................27
   Lost Contract Request...........................27
   Premium Taxes...................................27
   Other Taxes.....................................27

RIDERS AND ENDORSEMENTS............................28
   Maximum Anniversary Value Death Benefit.........28
   5% Annual Guarantee Death Benefit...............28
   Enhanced Death Benefit Rider Charges............28
   Waiver of Surrender Charge......................28
   Executive Benefits Plan Endorsement.............29

ADVERTISING AND SUBACCOUNT PERFORMANCE SUMMARY.....30

FEDERAL TAX MATTERS................................32
   Introduction....................................32
   Tax Status of the Contract......................32
   Taxation of Annuities...........................33
   Transfers, Assignments or Exchanges of a
    Contract.......................................35
   Withholding.....................................36
   Multiple Contracts..............................36
   Taxation of Qualified Plans.....................36
   Possible Charge for the Company's Taxes.........38
   Other Tax Consequences..........................38

LEGAL PROCEEDINGS..................................39

FINANCIAL STATEMENTS...............................39

STATEMENT OF ADDITIONAL INFORMATION................40

Definitions
================================================================================

Accumulation Unit

A unit of measure used to calculate Variable Contract Value.

Annuitant

The person or persons named in the application and on whose life the first income payment is to be made. The maximum number of joint Annuitants is two and provisions referring to the death of an Annuitant mean the death of the last surviving Annuitant . Only spouses may be joint Annuitants.

Beneficiary

The person to whom the proceeds payable on the death of an Annuitant will be paid.

Code

The Internal Revenue Code of 1986, as amended.

Contract Anniversary

The same date in each contract year as the Contract Issue Date.

Contract Issue Date

The date on which the Company issues the Contract and upon which the Contract becomes effective. This date is shown on the data page of the Contract and is also used to determine Contract Years and Contract Anniversaries.

Contract Value

The total amount invested under the Contract. It is the sum of the Variable Contract Value, the Fixed Contract Value and the Loan Account Value.

Contract Year

A twelve-month period beginning on the Contract Issue Date or on a Contract Anniversary.

Due Proof of Death

Proof of death satisfactory to the Company. Such proof may consist of the following if acceptable to the Company: (a) a certified copy of the death record; (b) a certified copy of a court decree reciting a finding of death; (c) any other proof satisfactory to the Company.

Fixed Account Option

An allocation option under the Contract funded by our General Account. It is not part of or dependent upon the investment performance of the Variable Account.

Fixed Amount

Any portion of Fixed Contract Value allocated to a particular Fixed Period with a particular expiration date (including interest thereon) less any withdrawals or transfers.

Fixed Contact Value

The value of the Contract Value in the Fixed Account Option.

Fixed Period

A choice under the Fixed Account of a specific number of years for which the Company agrees to credit a particular effective annual interest rate.

Fund

An investment portfolio of Ultra Series Fund or any other open-end management investment company or unit investment trust in which a Subaccount invests.

General Account

The assets of the Company other than those allocated to the Variable Account or any other separate account of the Company.

Home Office

The Company's principal office at 2000 Heritage Way, Waverly, Iowa 50677.

Income Payment

One of several periodic payments made by the Company to the Payee under an Income Payment Option.

Income Payment Option

The form of Income Payments selected by the Owner under the Contract.

Loan Account

For any Contract, a portion of the Company's General Account to which Variable Contract Value or Fixed Contract Value is transferred to provide collateral for any loan taken under the Contract.

Loan Amount

The sum of your loan principal plus any accrued loan interest.

Net Purchase Payment

A purchase payment less any deduction for premium expense charges.

Owner

The person(s) ("you") who own(s) the Contract and who is (are) entitled to exercise all rights and privileges provided in the Contract.

Payee

The person receiving income payments during the Payout Period. The Annuitant is the Payee unless the Owner specifies otherwise.

Payout Date

The date on which Payout Proceeds are applied to an Income Payment Option.

Payout Proceeds

The Contract Value less any Loan Amount, less any premium expense charge, less a pro-rated portion of the annual Contract fee, plus or minus any applicable market value adjustment, less any applicable rider charges and any applicable surrender charges as of the Payout Date. This is the amount applied to Income Payments under one of the Income Payment Options.

Premium Expense Charge

An amount we may deduct from your purchase payments to cover taxes we are charged by your state of residence.

Qualified Contract

A contract that is issued in connection with retirement plans that qualify for special federal income tax treatment under Section(s) 401, 403(b), 408, 408A or 457 of the Code.

Subaccount

A subdivision of the Variable Account, the assets of which are invested in a corresponding Fund.

Subaccount Value

Before the Payout Date, that part of any Net Purchase Payment allocated to the Subaccount plus any Contract Value transferred to that Subaccount, adjusted by interest income, dividends, net capital gains or losses (realized or unrealized), and decreased by withdrawals (including any applicable surrender charges, administrative fee, any charge for riders or Premium Expense Charge) and any Contract value transferred out of that Subaccount.

Surrender Value

The  Contract  Value  less  any  applicable  surrender  charges,   market  value
adjustment, Premium Expense Charges, annual contract fee, any charge for riders and Loan Amount.

Valuation Day

For each Subaccount, each day that the New York Stock Exchange is open for business except days that the Subaccount's corresponding Fund does not value its shares.

Valuation Period

The period beginning at the close of regular trading on the New York Stock Exchange on any Valuation Day and ending at the close of regular trading on the next succeeding Valuation Day.

Variable Account

CUNA Mutual Life Variable Annuity Account.

Variable Contract Value

The sum of the Subaccount Values.

Written Request

A Written Request or request in a form satisfactory to the Company which is signed by the Owner and received at the Home Office. A Written Request includes a telephone or fax request made pursuant to the terms of an executed telephone or fax authorization, with original signature, on file at the Home Office.

Expense Tables
================================================================================


The following expense information assumes that the entire Contract Value is Variable Contract Value.

Owner Transaction Expenses

     Sales Charge Imposed on
      Purchase Payments...............................None
     Maximum Surrender Charge (contingent
      deferred sales charge) as a percentage
      of purchase payments..............................7%
     Transfer Processing Fee..........................$10*
Maximum Annual Contract Fee...........................$30**

Annual Rider Charges
 (as a percentage of monthly average Contract Value)
Maximum Anniversary Value Death Benefit
 Rider   ............................................0.15%
5% Annual Guarantee Death Benefit Rider..............0.15%

Variable Account Annual Expenses
     (as a percentage of net assets)
     Mortality and Expense Risk Charge...............1.15%
     Total Variable Account Expenses.................1.15%

                            Annual Fund Expenses
                    (as percentage of average net assets)

            Portfolio Name                  Management Fees        Other Expenses         Total Annual Fund Expenses
            --------------                  ---------------        ---------------        --------------------------
Money Market Fund                                0.45%                  0.01%                       0.46%
Bond Fund                                        0.55%                  0.01%                       0.56%
Balanced Fund                                    0.70%                  0.01%                       0.71%
Growth and Income Stock Fund                     0.60%                  0.01%                       0.61%
Capital Appreciation Stock Fund                  0.80%                  0.01%                       0.81%
Mid-Cap Stock Fund                               1.00%                  0.01%                       1.01%
Emerging Growth Fund                             0.85%                  0.01%                       0.86%
High Income Fund                                 0.75%                  0.01%                       0.76%
International Stock Fund                         1.20%                  0.01%                       1.21%
Global Securities Fund                           0.95%                  0.01%                       0.96%

*Currently, no fee is charged for transfers. However, the Company reserves the right to charge a $10 transfer fee on each transfer after the first 12 transfers in any Contract Year.

**The Company does not deduct the annual Contract fee if the Contract Value is $25,000 or more.



The tables are intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. The tables reflect the expenses for the Variable Account and for each of the underlying Funds available as investment options for the fiscal year ended December 31, 2000. Expenses of the Funds are not fixed or specified under the terms of the Contract, and actual expenses may vary. Premium taxes may be applicable, depending on the laws of the various jurisdictions.

An Owner would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

If the Contract is surrendered (or annuitized under If the Contract is not surrendered or is annuitized (for income payout option 1) at the end of the applicable income payout options 2 and 4) at the end of the time period: applicable time period:


--------------------------- -------- -------- -------- --------     ------------------------ -------- -------- -------- --------
Subaccount                     1        3       5        10           Subaccount                1        3       5        10
                             Year     Years    Years    Years                                  Year     Years   Years    Years
--------------------------- -------- -------- -------- --------     ------------------------ -------- -------- -------- --------
Money Market                  $83     $107     $133     $229        Money Market               $20      $62     $106     $229
--------------------------- -------- -------- -------- --------     ------------------------ -------- -------- -------- --------
Bond                          $84     $110     $138     $240        Bond                       $21      $65     $111     $240
--------------------------- -------- -------- -------- --------     ------------------------ -------- -------- -------- --------
Balanced                      $85     $114     $146     $255        Balanced                   $22      $69     $119     $255
--------------------------- -------- -------- -------- --------     ------------------------ -------- -------- -------- --------
High Income                   $86     $116     $148     $260        High Income                $23      $71     $121     $260
--------------------------- -------- -------- -------- --------     ------------------------ -------- -------- -------- --------
Growth and Income             $84     $111     $141     $245        Growth and Income          $21      $66     $114     $245
--------------------------- -------- -------- -------- --------     ------------------------ -------- -------- -------- --------
Capital Appreciation          $86     $117     $151     $265        Capital Appreciation       $23      $72     $124     $265
--------------------------- -------- -------- -------- --------     ------------------------ -------- -------- -------- --------
Mid-Cap Stock                 $88     $123     $161     $285        Mid-Cap Stock              $25      $78     $134     $285
--------------------------- -------- -------- -------- --------     ------------------------ -------- -------- -------- --------
Emerging Growth               $87     $119     $153     $270        Emerging Growth            $24      $74     $126     $270
--------------------------- -------- -------- -------- --------     ------------------------ -------- -------- -------- --------
International Stock           $90     $129     $171     $305        International Stock        $27      $84     $144     $305
--------------------------- -------- -------- -------- --------     ------------------------ -------- -------- -------- --------
Global Securities             $88     $122     $158     $280        Global Securities          $25      $77     $131     $280
--------------------------- -------- -------- -------- --------     ------------------------ -------- -------- -------- --------

These numbers are based on an average size contract of $53,907.


The examples provided above assume that no transfer charges, Premium Expense Charges, or market value adjustment have been assessed. The examples also assume that the annual Contract fee is $30, that the average Contract Value is $50,000, (which translates the Contract fee into an assumed 0.0006%charge for the purposes of the examples based on a $1,000 investment) and that all optional riders and endorsements are selected.

The examples should not be considered a representation of past or future expenses. The assumed 5% annual rate of return is hypothetical and should not be considered a representation of past or future annual returns, which may be greater or less than this assumed rate. Also, actual expenses may be greater or less than those shown.

Financial Highlights
================================================================================

Although the Separate Account and many of the Funds have been in existence for some time, the Subaccounts for this contract are new and do not have any history. Accordingly, there is no Subaccount information to report at this time. In future years, the prospectus will contain financial information for each class of Accumulation Units. The value of an Accumulation Unit is determined on the basis of changes in the per share value of the underlying mutual funds and the assessment of various charges.


                              FINANCIAL HIGHLIGHTS

The following information is a part of the financial statements of the Variable Account. The financial statements are included in the Statement of Additional Information. The table below gives per unit information about the financial history of each Subaccount for the fiscal year ended December 31, 2000.

                                         Money Market           Bond                Balanced          Growth and Income
                                          Subaccount         Subaccount            Subaccount         Stock Subaccount

Unit value:                                  2000               2000                  2000                  2000
                                             ----               ----                  ----                  ----
       Beginning of period                  $10.00*            $10.00*               $10.00*               $10.00*
       End of period                         10.06              10.31                 9.93                  9.76

Percentage increase (decrease)
       in unit value during  period         0.60%**            3.10%**              (0.70%)**             (2.40%)**

Number of units outstanding
       at end of period                     47,304             60,710                270,714               346,580

*The MEMBERS Variable Annuity II and MEMBERS Choice Variable Annuity product inception date was November 7, 2000, with all subaccounts starting with a $10.00 unit price.

**Not annualized.

                                  Capital Appreciation            Mid-Cap          Emerging Growth       High Income
                                    Stock Subaccount         Stock Subaccount        Subaccount          Subaccount

Unit value:                               2000                     2000                 2000                2000
                                          ----                     ----                 ----                ----
       Beginning of period               $10.00*                  $10.00*              $10.00*             $10.00*
       End of period                      9.41                     10.21                8.68                10.04

Percentage increase (decrease)
       in unit value during  period     (5.90%)**                 2.10%**            (13.20%)**            0.40%**

Number of units outstanding
       at end of period                  241,242                  122,396              97,734              37,438

                                               International                Global Securities
                                             Stock Subaccount                  Subaccount

Unit value:                                        2000                           2000
                                                   ----                           ----
       Beginning of period                        $10.00*                        $10.00*
       End of period                               9.72                           10.18

Percentage increase (decrease)
       in unit value during  period              (2.80%)**                       1.80%**

Number of units outstanding
       at end of period                           35,456                  13,024

*The MEMBERS Variable Annuity II and MEMBERS Choice Variable Annuity product inception date was November 7, 2000, with all subaccounts starting with a $10.00 unit price.

**Not annualized.


Summary
================================================================================

The following section summarizes certain provisions that we describe in more detail later in the prospectus.

                                  The Contract

Issuance of a Contract. The Company issues Contracts to individuals or to employers or other groups in connection with retirement plans.

Right to Examine Period. You have the right to return the Contract within 10 days after you receive it and the Company will return the Contract Value or the amount required by law. State or federal law may require additional return privileges. If you return the Contract, it will become void.

Purchase Payments. Generally, you must make payments totaling $5,000 within the first 12 months of the Contract. Certain Qualified Contracts, Section 1035 contracts, and Contracts sold to employees have lower minimum purchase amounts. Unless you pay the minimum purchase amount in full at the time of application, an automatic purchase payment plan must be established resulting in the minimum purchase amount being paid before the end of the first 12 months after the Contract Issue Date.

Allocation of Purchase Payments. You may allocate purchase payments to one or more of the Subaccounts of the Variable Account and/or to the Fixed Account Option. Each Subaccount invests solely in a corresponding underlying Fund. The investment performance of the Fund(s) will affect the Subaccount in which you invest your money and your Contract Value.

Transfers. On or before the Payout Date, you may transfer all or part of the Contract Value between Subaccount(s) or a Fixed Period, subject to certain restrictions.

No fee is charged for transfers, but the Company reserves the right to charge $10 for each transfer over 12 during a Contract Year.

Partial Withdrawal. You may withdraw part of your Contract's Surrender Value by Written Request to the Company on or before the Payout Date, subject to certain Limitations.

Surrender. You may surrender the Contract and receive its Surrender Value, by Written Request to the Company before the Payout Date.

                             Charges and Deductions

The Contract contains the following charges and deductions:

Surrender Charge (Contingent Deferred Sales Charge). There are no sales charges deducted at the time purchase payments are made. However, a surrender charge is deducted when you surrender or partially withdraw purchase payment(s) within seven years of their being paid.


The surrender charge is 7% (6% in Oregon) of the amount of the payment withdrawn or surrendered within one year of having been paid. The surrender charge decreases by 1% for each full year that has passed since the payment was made.


Annual Contract Fee. The Contract has an annual Contract fee of $30. (This fee is waived if the Contract Value is $25,000 or more.)

Mortality and Expense Risk Charge. The Company deducts a daily mortality and expense risk charge to compensate it for assuming certain mortality and expense risks. The

Company may use any profits from this charge to finance other expenses, including expenses incurred in the administration of the Contracts and distribution expenses related to the Contracts. The charges are deducted from the Variable Account at a rate of 0.003151% per day which is an annual rate of 1.15%.

Premium Expense Charges. The Company deducts a charge for any state or local premium taxes applicable to a Contract. The Company reserves the right to deduct premium taxes at the time it pays such taxes. State premium taxes currently range from 0% to 3.5%.

Rider Charges. The Company deducts a charge on each Contract Anniversary for each of two optional death benefit riders. This charge is at an annual rate of 0.15% of the average monthly Contract Value for the prior Contract Year.


Fund Expenses. The underlying funds also charge annual fund expenses as shown in the expense table.


                                Payout Provisions

You select the Payout Date, subject to certain limitations.

On the Payout Date, the Payout Proceeds will be applied to an Income Payment option, unless you choose to receive the Surrender Value in a lump sum.

                               Federal Tax Status


Generally, any distribution from your Contract may result in taxable income. In certain circumstances, a 10% federal penalty tax may apply. For a further discussion of the federal income status of variable annuity contracts, see Federal Tax Matters.

CUNA Mutual Life Insurance Company - The CUNA Mutual Life Variable Annuity Account, and the Funds
================================================================================

                       CUNA Mutual Life Insurance Company

CUNA Mutual Life Insurance Company is a mutual life insurance company originally organized under the laws of Iowa in 1879 and incorporated on June 21, 1882. The Home Office of the Company is located at 2000 Heritage Way, Waverly, Iowa 50677-9202. The telephone number is 1-800-798-5500.


As of December 31, 2000, the Company had more than $5 billion in assets and more than $14.9 billion of life insurance in force. Effective November 2000, and through the date of this Prospectus, A.M. Best rated us A (Excellent) for financial stability and operating performance. Effective October 2000, and through the date of this Prospectus, Fitch (formerly Duff & Phelps) rated us AA (Very Strong) for insurer financial strength. A from A.M. Best is the 3rd highest rating out of a possible 16. AA from Fitch is the 3rd highest rating out of a possible 22. These are the most recent ratings available as of the date of this Prospectus. Periodically, the rating agencies review our ratings. To obtain the most current ratings, contact us at the address or telephone number shown above.


                    CUNA Mutual Life Variable Annuity Account

The Variable Account was established by the Company as a separate account on December 14, 1993. The Variable Account invests in the Funds described below. The Variable Account has been registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a separate account under the federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Variable Account or of the Company by the SEC. The Variable Account is also subject to the laws of the State of Iowa which regulate the operations of insurance companies domiciled in Iowa.


The Variable Account is divided into 10 Subaccounts. In the future, the number of Subaccounts may change. Each Subaccount invests exclusively in shares of a single corresponding Fund. The income, gains and losses, are credited to or charged against that Subaccount reflect only the Subaccount's investment experience and not the investment experience of the Company's other assets.


Although the assets in the Variable Account are the property of the Company, the assets in the Variable Account attributable to the Contracts are not chargeable with liabilities arising out of any other business which the Company may conduct. The assets of the Variable Account that exceed the Company's liabilities arising under the Contracts may be transferred by the Company to the General Account and used to pay its liabilities. All obligations arising under the Contracts are general corporate obligations of the Company.

The Contracts are distributed by the principal underwriter, CUNA Brokerage Services, Inc., 2000 Heritage Way, Waverly, Iowa 50677. CUNA Brokerage is an indirect wholly-owned subsidiary of CUNA Mutual, and is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

                              The Underlying Funds

The Subaccounts invest in the Ultra Series Fund. The Ultra Series Fund a management investment company of the series type with one or more Funds. Each is an open-end, management investment company.

The investment objectives and policies of each Fund are summarized below. There is no assurance that any Fund will achieve its stated objectives. More detailed information, including a description of risks and expenses, may be found in the Fund's prospectuses which must accompany or precede this Prospectus. The prospectuses should be read carefully and retained for future reference.

The Ultra Series Fund

Currently, the Ultra Series Fund offers Funds as investment options under the Contracts.

Money Market Fund. This Fund seeks high current income from money market instruments consistent with preservation of capital and liquidity. An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Money Market Fund will be able to maintain a stable net asset value of $1.00 per share.

Bond Fund. This Fund seeks a high level of current income, consistent with the prudent limitation of investment risk, through investment in a diversified portfolio of fixed-income securities with maturities of up to 30 years. It principally invests in securities of intermediate term maturities.

Balanced Fund. This Fund seeks a high total return through the combination of income and capital growth. It pursues this objective by investing in the types of common stocks owned by the Capital Appreciation Stock Fund and the Growth and Income Stock Fund, the type of bonds owned by the Bond Fund, and the type of money market instruments owned by the Money Market Fund.

Growth and Income Stock Fund. This Fund seeks long-term growth of capital with income as a secondary consideration. It pursues this objective by investing in common stocks of companies with financial and market strengths and long-term records of performance.

Capital Appreciation Stock Fund. This Fund seeks a high level of long-term growth of capital. It pursues this objective by investing in common stocks, including those of smaller companies and of companies undergoing significant change.

Mid-Cap Stock Fund. This Fund seeks long-term capital appreciation by investing in mid-size and small companies. It pursues this objective by purchasing the common stock of generally smaller, less-developed issuers with valuations, fundamentals and/or prospects that are attractive to the investment adviser.

Emerging Growth Fund. This Fund seeks long-term growth of capital through investments primarily in common stock of emerging growth companies.

High Income Fund. This Fund seeks high current income by investing primarily in a diversified portfolio of lower-rated, higher-yielding income bearing securities. The Fund also seeks capital appreciation, but only when consistent with its primary goal.

International Stock Fund. This Fund seeks long-term growth of capital through investments primarily in common stocks of non-U.S. companies.

Global Securities Fund. This Fund seeks capital appreciation by investing mainly in common stocks of U.S. and foreign companies.


MEMBERS Capital Advisors, Inc. (formerly CIMCO Inc. ("CIMCO")) serves as investment adviser to the Ultra Series Fund and manages its assets in accordance with general policies and guidelines established by the trustees of the Ultra Series Fund.


The mutual funds described above are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. The investment performance and results of the portfolios available under the policy may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the portfolios available under the policy will be comparable to the investment results of any other mutual fund portfolio, even if the other portfolio has the same investment adviser or manager and the same investment objectives and policies, and a very similar name.

                              Availability of Funds

The Variable Account purchases shares of the Ultra Series Fund in accordance with a participation agreement. If the participation agreement terminates, the Variable Account may not be able to purchase additional shares of the Fund(s) covered by the agreement. Likewise, in certain circumstances, it is possible that shares of a Fund may not be available to the Variable Account even if the participation agreement relating to that Fund has not been terminated. In either event, Owners will no longer be able to allocate purchase payments or transfer Contract Value to the Subaccount investing in the Fund.

                                  Voting Rights

Owners with Variable Contract Value are entitled to certain voting rights for the Funds underlying the Subaccounts in which they are invested. The Company will vote Fund shares attributable to Owners at special shareholder meetings based on instructions from such Owners. However, if the law changes and the Company is allowed to vote in its own right, it may elect to do so.

Owners with voting interests in a Fund will be notified of issues requiring the shareholders' vote as soon as possible before the shareholder meeting.

Notification will contain proxy materials and a form with which to give the Company voting instructions. The Company will vote shares for which no instructions are received in the same proportion as those that are received.

Before the Payout Date, the number of shares which an Owner may vote is determined by dividing the Subaccount Value by the net asset value of that Fund. On or after the Payout Date, an Owner's voting interest, if any, is determined by dividing the dollar value of the liability for future variable Income Payments to be paid from the Subaccount by the net asset value of the Fund underlying the Subaccount. The Company will designate a date for this determination not more than 90 days before the shareholder meeting.

                               Material Conflicts

The Funds are offered through other separate accounts of the Company and directly to employee benefit plans affiliated with the Company. The Company does not anticipate any disadvantages to this. However, it is possible that a conflict may arise between the interest of the Variable Account and one or more of the other separate accounts in which these Funds participate.

Material conflicts may occur due to a change in law affecting the operations of variable life insurance policies and variable annuity contracts, or differences in the voting instructions of the Owners and those of Owners of other types of contracts issued by the Company. Material conflicts could also arise between the interests of Owners (or owners of other types of contracts issued by the Company) and the interests of participants in employee benefit plans invested in the Funds. If a material conflict occurs, the Company will take steps to protect Owners and variable annuity Payees, including withdrawal of the Variable Account from participation in the Fund(s) involved in the conflict.

                           Substitution of Securities

The Company may substitute, eliminate, or combine shares of another mutual fund for shares already purchased or to be purchased in the future if either of the following occurs:

1) shares  of a  current  Fund are no longer  available  for  investment;  or
2) further investment in a Fund is inappropriate.


The substituted funds may have higher fees and expenses. Funds may be added to the product, but their availability may be limited to certain classes of contract owners. Funds may also be closed to certain classes of contract owners.


No substitution, elimination, or combination of shares may take place without the prior approval of the SEC and state insurance departments.

THE FIXED ACCOUNT OPTION
================================================================================

The Fixed Account Option is an investment option that is funded by assets of the Company's General Account and pays interest at declared rates. The General Account contains all of the Company's assets other than those in other separate accounts. It is used to support the Company's annuity and insurance obligations and may contain compensation for mortality and expense risks. The General Account is not subject to the same laws as the Variable Account and the SEC has not reviewed material in this prospectus relating to the Fixed Account. However, information relating to the Fixed Account Option is subject to federal securities laws relating to accuracy and completeness of prospectus disclosure.

Purchase payments will be allocated to the Fixed Account by election of the Owner.

The Company intends to credit amounts in the Fixed Account Option with interest at current rates in excess of the minimum fixed rate but is not obligated to do so. The Company has no specific formula for determining current interest rates. Fixed Contract Value will not share in the investment performance of the Company's General Account. Any interest credited on Fixed Amounts in excess of the minimum guaranteed effective rate of 3% per year will be determined in the sole discretion of the Company. The Owner therefore assumes the risk that interest credited may not exceed the minimum fixed rate.

Preservation Plus Program

An Owner may elect to allocate the initial Net Purchase Payment between the Fixed Account Option and the Variable Account so that at the end of the Fixed Period the portion of the initial Net Purchase Payment allocated to the Fixed Account Option will equal the initial Net Purchase Payment. This would permit the Owner to allocate the remaining portion of the initial Net Purchase Payment to one or more Subaccounts and still be certain of having a Contract Value at the end of the Fixed Period at least equal to the initial Net Purchase Payment. Upon request, the Company will calculate the portion of any Net Purchase Payment that must be allocated to a particular Fixed Period to achieve this result.

Fixed Contract Value

The Fixed Contract value reflects:
o Net Purchase Payments allocated to and Contract Value transferred to Fixed Periods,
o interest credited to Contract Value in Fixed Periods,
o transfers of Contract Value out of Fixed Periods,
o surrenders and partial  withdrawals from Fixed Periods, and
o charges assessed in connection with the Contract.

Fixed Amounts are withdrawn or surrendered on a first-in-first-out basis. The Fixed Account value is the sum of Fixed Amounts under the Contract. The Fixed Account value is guaranteed to accumulate at a minimum effective annual interest rate of 3%.

The Fixed Account Option varies according to the state in which the Contract is issued. The Company offers fixed periods varying in duration from one year to 10 years and the Company may impose a market value adjustment on amounts withdrawn prior to the expiration of a fixed period, if allowed by state law. Not all fixed periods are available in all states and some states may not allow a fixed account option. Contact the Company for information on the availability of the Fixed Account Option and fixed periods in your state.

An Owner may allocate some or all of the Net Purchase Payments and transfer some or all of the Contract Value to the Fixed Account Option for selected periods of time from one to ten years. The Company also intends to offer a special one year Fixed Period that requires minimum monthly transfers to other Subaccounts throughout the Fixed Period (the "DCA One Year Fixed Period"). Purchase Payments may be allocated to this DCA One Year Fixed Period, but transfers in are not allowed. Purchase Payment allocations to certain Fixed Periods may be limited to three years in some states.

Fixed Periods

From time to time the Company will offer to credit Fixed Account value with interest at specific guaranteed rates for specific periods of time. These periods of time are known as Fixed Periods. The Company may offer one or more Fixed Periods of one to ten years' duration at any time, but will always offer a Fixed Period of one year where allowed by state law. The Company will publish an effective annual interest rate applicable to each Fixed Period being offered at that time. Net Purchase Payments allocated or Contract Value transferred to a Fixed Period are guaranteed to earn that rate of interest for each year of the period (provided that such payments and Contract Value are not withdrawn during the Fixed Period or surrendered). The interest rates available at any time will vary with the number of years in the Fixed Period but will always be equal to or greater than an effective annual rate of 3%.

Fixed Periods begin as of the date Net Purchase Payments or transfers of Contract Value are made to them and end when the number of year(s) in the Fixed Period have elapsed. The last day of the Fixed Period is the expiration date for the Fixed Period. Owners may not select Fixed Periods with expiration dates later than the Contract's current Payout Date. During the 30-day period prior to the expiration of a Fixed Period, the Owner may transfer the Fixed Amount related to that Fixed Period to any new Fixed Period or Subaccount available at that time. Such transfers may be made at any time from the DCA One Year Fixed Period. In addition, monthly transfers from the DCA One Year Fixed Period to the Subaccount(s) you designate are required. If no Subaccount is designated, transfers will be made to the Money Market Subaccount. The minimum transfer amount is the monthly sum required to fully amortize the Fixed Amount as of the expiration date of the DCA Fixed Amount. If, at the expiration of a Fixed Period, less than one year remains until the Payout Date, the Company will credit interest to the Fixed Amount at the guaranteed rate then applicable to a one year Fixed Period. For Fixed Periods other than the DCA One Year Fixed Period, the Company will notify Owners of the available Fixed Periods and Subaccounts 30 days prior to the expiration of a Fixed Period.

If an Owner does not respond to the notice with instructions as to how to reinvest the Fixed Amount, then on the expiration date the Company will invest the Fixed Amount in another Fixed Period of the same duration as the expiring period. If no Fixed Period of equal duration is available at that time, the Company will reinvest the Fixed Amount in the next shortest Fixed Period available. If either of such default Fixed Periods would extend beyond the Payout Date of the Contract, the Company will reinvest the Fixed Amount in the Fixed Period of the longest duration that expires before the Payout Date.

Market Value Adjustment

The Company will impose a market value adjustment on Fixed Amounts withdrawn or surrendered or applied to an Income Payment Option from a Fixed Period of more than 2 years before expiration of the period except when such a withdrawal, surrender or annuitization occurs during the last 30 days of the period. The market value adjustment is calculated by multiplying the amount surrendered, withdrawn or annuitized by the following factor:

                              0.70 x (I - J) x n/12

Where:

     I = the guaranteed interest rate then being offered for a new Fixed Period equal in duration and type to the period from which the Fixed Amount is being withdrawn, surrendered or annuitized. If a Fixed Period of such duration is not being offered, "I" equals the linear interpolation of the guaranteed rates for periods then available. If the Fixed Periods needed to perform the interpolation are not being offered, "I" equals the interest rate being paid on the Treasury Constant Maturity Series published by the Federal Reserve Board for Treasury securities with remaining maturities equal to the duration of the appropriate Fixed Period. If no published rates are available for maturities equal to the duration of the appropriate Fixed Period, linear interpolation of other published rates will be used.

     J = the guaranteed interest rate then being credited to the Fixed Amount being withdrawn, surrendered or annuitized.

     n = the number of complete months remaining until the expiration of the Fixed Period.

At a time when I exceeds J, the market value adjustment will reduce the portion of any Fixed Amount available for withdrawal, surrender or application to an Income Payment Option. At a time when J exceeds I, the market value adjustment will increase the portion of any Fixed Amount available for withdrawal, surrender or application to an Income Payment Option. Moreover, the market value adjustment will only operate to increase or reduce credited interest in an amount equal to the excess of 3% per year on a Fixed Amount at the beginning of any Fixed Period.

The market value adjustment is calculated separately for each Fixed Amount and is applied before any surrender charge. Owners must instruct the Company as to which Fixed Periods should be withdrawn or surrendered. Within any Fixed Period, Fixed Amounts are withdrawn or surrendered on a first-in-first-out basis. The adjustment does not apply to the calculation of a death benefit or to amounts deducted from Fixed Account value by the Company as fees or charges. In addition, the sum of the surrender charge and market value adjustment for a Fixed Amount withdrawn or surrendered will not exceed 10% of the Fixed Amount withdrawn or surrendered.

Any applicable market value adjustment(s) will be deducted from or added to the remaining Fixed Amount(s), if any, or from all remaining Fixed Amounts on a pro-rata basis. If, at the time a partial withdrawal is requested from a Fixed Amount, the Fixed Account value would be insufficient to permit the deduction of the market value adjustment from any remaining Fixed Amounts, then the Company will not permit the partial withdrawal.

The imposition of an market value adjustment may have significant federal income tax consequences. (See FEDERAL TAX MATTERS.)

DESCRIPTION OF THE CONTRACT
================================================================================

Issuance of a Contract

In order to purchase a Contract, application must be made through a representative of CUNA Brokerage Services, Inc. ("CUNA Brokerage"). Contracts may be sold to or in connection with retirement plans that do not qualify for special tax treatment as well as retirement plans that qualify for special tax treatment under the Code. Neither the Owner nor the Annuitant may be older than age 85 (78 in Pennsylvania) on the Contract Issue Date.

Right to Examine

Owners have a ten day period to examine the contract. The contract may be returned to the Home Office for any reason within ten days of receipt and the Company will refund the Contract Value or another amount required by law. The refunded Contract Value will reflect the deduction of any contract charges, unless otherwise required by law. State and/or federal law may provide additional return privileges.

Liability of the Variable Account under this provision is limited to the Contract Value in each Subaccount on the date of revocation. Any additional amounts refunded to the Owner will be paid by the Company.

Purchase Payments

The minimum amount required to purchase a Contract depends upon several factors. The minimum purchase amount the Company must receive during the first 12 months of the Contract is:

--------------- ---------------------------------------------
$5,000          Except as described below.
--------------- ---------------------------------------------
--------------- ---------------------------------------------
$2,000          For Contracts that qualify for special
                federal income tax treatment under Sections
                401, 408, 408A, or 457 of the Code. This
                category includes qualified pension plans,
                individual retirement accounts, and certain
                deferred compensation plans.
--------------- ---------------------------------------------
--------------- ---------------------------------------------
$300            For Contracts that qualify for special
                federal income tax treatment under Section
                403(b) of the Code. This category includes
                tax-sheltered annuities.
--------------- ---------------------------------------------
--------------- ---------------------------------------------
The Value of    The value of a Contract exchanged pursuant
a Contract      to Section 1035 of the Code, if the Company
                approves the transaction prior to the
                exchange.
--------------- ---------------------------------------------
--------------- ---------------------------------------------
$600            For a Contract sold to employees of the
                Company and its subsidiaries, to employees
                of CUNA Mutual and its subsidiaries, and to
                registered representatives and other
                persons associated with CUNA Brokerage.
                This category includes both individual
                retirement accounts and non-individual
                retirement accounts.
--------------- ---------------------------------------------

Unless the minimum purchase amount is paid in full at the time of application, an automatic purchase payment plan must be established to schedule regular payments during the first 12 months of the Contract. Under the Company's automatic purchase payment plan, the Owner can select a monthly payment schedule pursuant to which purchase payments will be automatically deducted from a credit union account, bank account or other source.

The minimum size for an initial purchase payment and subsequent purchase payment is $100, unless the payment is made through an automatic purchase payment plan in which case the minimum size is $25. Purchase payments may be made at any time during the Annuitant's lifetime and before the Payout Date. Additional purchase payments after the initial purchase payment are not required.

The Company reserves the right not to accept: (1) purchase payments received after the Contract Anniversary following the Annuitant's 85th birthday (78th birthday in Pennsylvania), (2) purchase payments of less than $100, and (3) purchase payments in excess of $1 million.

Allocation of Purchase Payments

The Company allocates purchase payments to Subaccounts and/or the Fixed Account Option as instructed by the Owner. An allocation to a Subaccount must be for at least 1% of a purchase payment and be in whole percentages. An allocation to the Fixed Account Option must be for at least $1,000. A requested allocation of less than $1,000 will be transferred to the money market fund.

If the application for a Contract is properly completed and is accompanied by all the information necessary to process it, including payment of the initial purchase payment, the initial Net Purchase Payment will be allocated to one or more of the Subaccounts or to the Fixed Account Option within two Valuation Days of receipt by the Company. If the application is not properly completed, the Company reserves the right to retain the purchase payment for up to five Valuation Days while it attempts to complete the application. If the application is not complete at the end of the 5-day period, the Company will inform the applicant of the reason for the delay and the initial purchase payment will be returned immediately, unless the applicant specifically consents to the Company retaining the purchase payment until the application is complete. Once the application is complete, the initial Net Purchase Payment will be allocated as designated by the Owner within two Valuation Days.

Contract Value

The Contract Value is the sum of Variable Contract Value, Fixed Contract Value and the Loan Account.

Determining the Variable Contract Value. The Variable Contract Value is determined at the end of each Valuation Period and reflects the investment experience of the selected Subaccounts, after applicable charges. The value will be the total of the values attributable to the Contract in each of the Subaccounts (i.e. Subaccount Value). The Subaccount Values are determined by multiplying that Subaccount's Accumulation Unit value by the number of Accumulation Units.

Determination of Number of Accumulation Units. Any Net Purchase Payment allocated to a Subaccount or Contract Value transferred to a Subaccount is converted into Accumulation Units of that Subaccount. The number of Accumulation Units is determined by dividing the dollar amount being allocated or transferred to a Subaccount by the Accumulation Unit value for that Subaccount. The number of Accumulation Units is increased by additional purchase payments or allocations. The number of Accumulation Units does not change as a result of investment experience.

Any Contract Value transferred, surrendered or deducted from a Subaccount is processed by canceling or liquidating Accumulation Units. The number of Accumulation Units canceled is determined by dividing the dollar amount being removed from a Subaccount by the Accumulation Unit value.

Determination of Accumulation Unit Value. The Accumulation Unit value for a Subaccount is calculated for each Valuation Period by subtracting (2) from (1) and dividing the result by (3), where:

     (1)  Is:

          (a) the net assets of the Subaccount as of the end of the Valuation Period;

          (b) plus or minus the net charge or credit with respect to any taxes paid or any amount set aside as a provision for taxes during the Valuation Period.

     (2)  The  daily   charge  for   mortality   and   expense   risks  and  for
          administration  multiplied  by the  number  of days  in the  Valuation
          Period.

     (3) The number of Accumulation Units outstanding as of the end of the Valuation Period.

The value of an Accumulation Unit may increase or decrease as a result of investment experience.

Transfer Privileges

General. Before the Payout Date, the Owner may make transfers between the Subaccounts and Fixed Amounts as described below.

o Transfers to the Fixed Account must be at least $1,000 (lesser amounts received are allocated to the Money Market Subaccount).

o    Transfers are not allowed to the DCA One Year Fixed Period.

o Except for the DCA One Year Fixed Period, transfers out of the Fixed Account Option are only permitted during the 30-day period before the expiration of a Fixed Period.

o Transfers from the DCA One Year Fixed Period may be made throughout its Fixed Period.

o A minimum monthly transfer to the designated Subaccounts is required from each DCA Fixed Amount. If no

     Subaccounts are designated, the minimum transfer amount will be transferred to the Money Market Subaccount. The minimum transfer amount is the monthly sum that will amortize the DCA Fixed Amount on its expiration date.

Amounts transferred to a Subaccount will receive the Accumulation Unit value next determined after the transfer request is received.


No fee is charged for transfers but the company reserves the right to charge $10 for each transfer in excess of 12 in a contract year.


Subject to the above, there is currently no limit on the number of transfers that can be made among or between Subaccounts or to or from the Fixed Account Option.

Transfers may be made by written request or by telephone.

The Company will send a written confirmation of all transfers made pursuant to telephone instructions. The Company will use reasonable procedures to confirm that telephone instructions are genuine and will not be liable for following telephone instructions that are reasonably determined to be genuine.


The Company may modify, restrict, or terminate the transfer privileges at any time for any reason.


Dollar-Cost Averaging. Dollar Cost Averaging is a long-term transfer program that allows you to make regular (monthly, quarterly, semi-annual, or annual) level investments over time. The level investments will purchase more Accumulation Units when their value is lower and fewer units when their value is higher. Over time, the cost per unit averages out to be less than if all purchases had been made at the highest value and greater than if all purchases had been made at the lowest value. If continued over an extended period of time, the dollar-cost averaging method of investment reduces the risk of making purchases only when the price of Accumulation Units is high. It does not guarantee a profit or protect against a loss.

Dollar Cost Averaging (DCA) Transfers. An Owner may choose to systematically or automatically transfer (on a monthly, quarterly, semi-annual, or annual basis) a specified dollar amount from the Money Market Subaccount to one or more Subaccounts. A minimum monthly amount must be systematically transferred from the DCA One Year Fixed Period to one or more Subaccounts. The minimum monthly transfer amount is the monthly sum that will amortize the DCA Fixed Amount on its expiration date.

Portfolio Rebalancing. An Owner may instruct the Company to automatically transfer (on a monthly, quarterly, semi-annual, or annual basis) Variable Contract Value between and among specified Subaccounts in order to achieve a particular percentage allocation of Variable Contract Value among the Subaccounts. Owners may start and stop automatic Variable Contract Value rebalancing at any time and may specify any percentage allocation of Contract Value between or among as many Subaccounts as are available at the time the rebalancing is elected. (If an Owner elects automatic Variable Contract Value rebalancing without specifying such percentage allocation(s), the Company will allocate Variable Contract Value in accordance with the Owner's currently effective purchase payment allocation schedule. This is not applicable if the purchase payment allocations include an allocation to a fixed period.) If the Owner does not specify a frequency for rebalancing, we will rebalance quarterly.

Other Types of Automatic Transfers. An Owner may also choose to systematically or automatically transfer (on a monthly, quarterly, semi-annual, or annual basis) Variable Contract Value from one Subaccount to another. Such automatic transfers may be: (1) a specified dollar amount, (2) a specified number of Accumulation Units, (3) a specified percent of Variable Contract Value in a particular Subaccount, or (4) in an amount equal to the excess of a specified amount of Variable Contract Value in a particular Subaccount.

The minimum DCA or automatic transfer amount is the equivalent of $100 per month. If less than $100 remains in the Subaccount or DCA One Year Fixed Period from which transfers are being made, the entire amount will be transferred. The amount transferred to a Subaccount must be at least 1% of the amount transferred and must be stated in whole percentages. Once elected, automatic transfers remain in effect until the earliest of: (1) the Variable Contract Value in the Subaccount or DCA One Year Fixed Period from which transfers are being made is depleted to zero; (2) the Owner cancels the election; or (3) for three successive months, the Variable Contract Value in the Subaccount from which transfers are being made has been insufficient to implement the automatic transfer instructions. The Company will notify the Owner when automatic transfer instructions are no longer in effect. There is no additional charge for using automatic transfers. The Company reserves the right to stop the automatic transfer programs.

Surrenders (Redemption) and Partial Withdrawals


Surrenders. At any time on or before the Payout Date, the Owner may surrender the Contract and receive its Surrender Value by Written Request to the Company. The Surrender Value will be paid in a lump sum unless the Owner requests payment under an Income Payment Option.

Partial Withdrawals. At any time on or before the Payout Date, an Owner may make withdrawals of the Surrender Value. There is no minimum amount which may be withdrawn but the maximum amount is that which would leave the remaining Surrender Value equal to $2,000. A partial withdrawal request that would reduce the Surrender Value to less than $2,000 is treated as a request for a full surrender of the Contract. The Company will withdraw the amount requested on the Valuation Day the request is received. Any applicable market value adjustment or surrender charge will be deducted from the remaining Contract Value.


The Owner may specify the amount of the partial withdrawal to be made from Subaccounts or the Fixed Periods. If the Owner does not so specify, or if the amount in the designated Subaccounts or Fixed Periods is not enough to comply with the request, the partial withdrawal will be made proportionately from the accounts.

A contingent deferred sales charge may apply to surrenders and partial withdrawals.


Systematic Withdrawals. An Owner may elect to receive periodic partial withdrawals under the Company's systematic withdrawal plan. Under the plan, the Company will make partial withdrawals (on a monthly, quarterly, semi-annual, or annual basis) from designated Subaccounts. Such withdrawals must be at least $100 each and may only be made from Variable Contract Value. This $100 minimum withdrawal requirement may be waived if the withdrawal is necessary to meet the required minimum distribution under the Code. Generally, Owners must be at least age 59 1/2 to participate in the systematic withdrawal plan unless they elect to receive substantially equal periodic payments.


The withdrawals may be: (1) a specified dollar amount, (2) a specified whole number of Accumulation Units, (3) a specified whole percent of Variable Contract Value in a particular Subaccount, (4) in an amount equal to the excess of a specified amount of Variable Contract Value in a particular Subaccount, and (5) in an amount equal to an Owner's required minimum distribution under the Code.

Participation in the systematic withdrawal plan will terminate on the earliest of the following events: (1) the Variable Contract Value in a Subaccount from which partial withdrawals are being made becomes zero, (2) a termination date specified by the Owner is reached, (3) the Owner requests that his or her participation in the plan cease, or (4) a surrender charge would be applicable to amounts being withdrawn (i.e., partial withdrawals under the systematic withdrawal plan may not include amounts subject to the surrender charge). With regard to (4), an Owner may, by Written Request, request that systematic withdrawals continue even though a surrender charge is deducted in connection with such withdrawals. Also with regard to (4), if necessary to meet the required minimum distribution under the Code or if necessary to make substantially equal payments as required under the Code, the Company will continue systematic withdrawals even though a surrender charge is deducted.

Restrictions on Distributions from Certain Types of Contracts. There are certain restrictions on surrenders of and partial withdrawals from Contracts used as funding vehicles for Code Section 403(b) retirement programs. Section 403(b)(11) of the Code restricts the distribution under Section 403(b) annuity contracts of: (i) elective contributions made in years beginning after December 31, 1988;
(ii) earnings on those contributions; and (iii) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distributions of those amounts may only occur upon the death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

Other restrictions with respect to the election, commencement, or distribution of benefits may apply under Qualified Contracts or under the terms of the plans in respect of which Qualified Contracts are issued.

There are federal income tax consequences to surrenders and partial withdrawals. Owners should consult with their tax adviser. The Company reserves the right to stop offering the systematic withdrawal plan at any time.

Contract Loans

Owners of Contracts issued in connection with retirement programs meeting the requirements of Section 403(b) of the Code (other than those programs subject to Title 1 of the Employee Retirement Income Security Act of 1974) may borrow from the Company using their Contracts as collateral. Loans are subject to the terms of the Contract, the retirement program and the Code. Loans are described in more detail in the SAI.

Death Benefit Before the Payout Date

Death of an Owner. If any Owner dies before the Payout Date, any surviving Owner becomes the sole Owner. If there is no surviving Owner, the Annuitant becomes the new Owner unless the deceased Owner was also the Annuitant. If the sole deceased Owner was also the Annuitant, then the provisions relating to the death of an Annuitant (described below) will govern unless the deceased Owner was one of two joint Annuitants. In the latter event, the surviving Annuitant becomes the Owner.

The following options are available to a sole surviving Owner or a new Owner:

     (1) If the Owner is the spouse of the deceased Owner, he or she may continue the Contract as the new Owner.

     (2) If the Owner is not the spouse of the deceased Owner he or she may elect, within 60 days of the date the Company receives Due Proof of
          Death:

          (a) to receive the Surrender Value in a single sum within 5 years of the deceased Owner's death; or

          (b) to apply the Surrender Value within 1 year of the deceased Owner's death to one of the Income Payment Options provided that payments under the option are payable over the new Owner's life or over a period not greater than the new Owner's life expectancy.

If he or she does not elect one of the above options, the Company will pay the Surrender Value five years from the date of the deceased Owner's death.

Under any of these options, sole surviving Owners or new Owners may exercise all Ownership rights and privileges from the date of the deceased Owner's death until the date that the Surrender Value is paid.

Death of the Annuitant. If the Annuitant dies before the Payout Date, the Company will pay the death benefit described below to the Beneficiary named by the Owner in a lump sum. (Owners and Beneficiaries also may name successor Beneficiaries.) If there is no surviving Beneficiary, the Company will pay the death benefit to the Owner or the Owner's estate. In lieu of a lump sum payment, the Beneficiary may elect, within 60 days of the date the Company receives due proof of the Annuitant's death, to apply the death benefit to an Income Payment Option.

If the Annuitant who is also an Owner dies, the provisions described immediately above apply except that the Beneficiary may only apply the death benefit payment to an Income Payment Option if:

     (1) payments under the option begin within 1 year of the Annuitant's death; and

     (2) payments under the option are payable over the Beneficiary's life or over a period not greater than the Beneficiary's life expectancy.

     Basic Death Benefit. If the Annuitant is age 75 or younger on the Contract Date, the basic death benefit is an amount equal to the greater of:

     (1) aggregate Net Purchase Payments made under the Contract less a proportional adjustment for partial withdrawals as of the date the Company receives Due Proof of Death of the deceased;

     (2)  Contract Value as of the date the Company receives Due Proof of Death;
          or

For Contracts issued after the Annuitant's 76th birthday, the death benefit is always equal to the Contract Value as of the date the Company receives Due Proof of the Death of Annuitant. The death benefit will be reduced by any outstanding Loan Amount and any applicable Premium Expense Charges not previously deducted. The contract also offers additional guaranteed death benefit choices as riders to the Contract. These additional choices enhance the death benefit and are available at an additional charge. Please see the Riders section for more details.

Proportional Adjustment for Partial Withdrawals

When calculating the death benefit amount, as described above, an adjustment is made to aggregate Net Purchase Payments for partial withdrawals taken from the contract. The proportional adjustment for partial withdrawals is calculated by dividing (1) by (2) and multiplying the result by (3) where:

(1)  Is the partial withdrawal amount;
(2)  Is the Contract Value immediately prior to the partial withdrawal; and
(3) Is the sum of Net Purchase Payments immediately prior to the partial withdrawal less any adjustment for prior partial withdrawals.

MISCELLANEOUS MATTERS
================================================================================

Payments

Any surrender, partial withdrawal, Contract loan, or death benefit usually will be paid within seven days of receipt of a Written Request, any information or documentation reasonably necessary to process the request, and (in the case of a death benefit) receipt and filing of Due Proof of Death. However, payments may be postponed if:

     (1) the New York Stock Exchange is closed, other than customary weekend and
         holiday  closings,   or  trading  on  the  exchange  is  restricted  as
         determined by the SEC; or

     (2) the SEC permits the postponement for the protection of Owners; or

     (3) the SEC  determines  that an  emergency  exists  that  would  make  the disposal of securities held in the Variable Account or the determination of the value of the Variable Account's net assets not reasonably practicable.

If a recent check or draft has been submitted, the Company has the right to delay payment until it has assured itself that the check or draft has been honored.

The Company has the right to defer payment of any surrender, partial withdrawal, or transfer from the Fixed Account Option for up to six months from the date of receipt of Written Request for such a surrender or transfer. If payment is not made within 30 days after receipt of documentation necessary to complete the transaction, or such shorter period required by a particular jurisdiction, interest will be added to the amount paid from the date of receipt of documentation at 3% or such higher rate required for a particular jurisdiction.

Modification

Upon notice to the Owner, the Company may modify the Contract:

(1) to permit the Contract or the Variable Account to comply with any applicable law or regulation issued by a government agency; or

(2) to assure continued qualification of the Contract under the Code or other federal or state laws relating to retirement annuities or variable annuity contracts; or

(3)  to reflect a change in the operation of the Variable Account; or

(4)  to provide for the addition or substitution of investment options; or

(5)  to combine the Variable Account with any of our other separate accounts; or

(6) to eliminate or combine any Subaccounts and transfer the assets of any Subaccount to any other Subaccount; or

(7) to add new Subaccounts and make such Subaccounts available to any class of contracts as we deem appropriate; or

(8) to substitute a different Fund for any existing Fund, if shares or units of a Fund are no longer available for investment or if we determine that investment in a Fund is no longer appropriate; or

(9) to deregister the Variable Account under the 1940 Act if such registration is no longer required; or

(10) to operate the Variable Account as a management investment company under the 1940 Act (including managing the Variable Account under the direction of a committee) or in any other form permitted by law; or

(11) to restrict or eliminate any voting rights of Owners or other persons having such rights as to the Variable Account; or

(12) to make any other changes to the Variable Account or its operations as may be required by the 1940 Act or other applicable law or regulation.

In the event of most such modifications, the Company will make appropriate endorsement to the Contract.

Reports to Owners

At least annually, the Company will mail to each Owner, at such Owner's last known address of record, a report setting forth the Contract Value (including the Contract Value in each Subaccount and each Fixed Amount) of the Contract, purchase payments paid and charges deducted since the last report, partial withdrawals made since the last report and any further information required by any applicable law or regulation.

Inquiries

Inquiries regarding a Contract may be made in writing to the Company at its Home Office.

INCOME PAYMENT OPTIONS
================================================================================

Payout Date and Proceeds

The Owner selects the Payout Date. For Non-Qualified Contracts, the Payout Date may not be after the later of the Contract Anniversary following the Annuitant's 85th birthday or 10 years after the Contract Issue Date. For Qualified Contracts, the Payout Date must be no later than the Annuitant's age 70 1/2 or any other date meeting the requirements of the Code.

The Owner may change the Payout Date subject to the following limitations: (1) the Owner's Written Request must be received at the Home Office at least 30 days before the current Payout Date, and (2) the requested Payout Date must be a date that is at least 30 days after receipt of the Written Request.

On the Payout Date, the Payout Proceeds will be applied under the life Income Payment Option with ten years guaranteed, unless the Owner elects to have the proceeds paid under another payment option or to receive the Surrender Value in a lump sum. Unless the Owner instructs the Company otherwise, amounts in the Fixed Account Option will be used to provide a fixed income payment option and amounts in the Variable Account will be used to provide a variable Income Payment Option.

The Payout Proceeds equal the Contract Value:

     (1) plus or minus any applicable market value adjustment;

     (2) minus any applicable surrender charge if Income Payment Option 1 or Option 2 variable Income Payments are selected;

     (3) minus the pro-rated portion of the annual Contract fee or rider charges (unless the Payout Date falls on the Contract Anniversary);

     (4) minus any applicable Loan Amount; and

     (5) minus any applicable Premium Expense Charges not yet deducted.

Election of Income Payment Options

On the Payout Date, the Payout Proceeds will be applied under an Income Payment Option, unless the Owner elects to receive the Surrender Value in a single sum. If an election of an Income Payment Option is not on file at the Home Office on the Payout Date, the proceeds will be paid as a life income annuity with payments for ten years guaranteed. An Income Payment Option may be elected, revoked, or changed by the Owner at any time before the Payout Date while the Annuitant is living. The election of an option and any revocation or change must be made by Written Request. The Owner may elect to apply any portion of the Payout Proceeds to provide either variable Income Payments or fixed Income Payments or a combination of both.

The Company reserves the right to refuse the election of an Income Payment Option other than paying the Payout Proceeds in a lump sum if the total amount applied to an Income Payment Option would be less than $2,500, or each Income Payment would be less than $20.00.

Fixed Income Payments

Fixed Income Payments are periodic payments from the Company to the designated Payee, the amount of which is fixed and guaranteed by the Company. The amount of each payment depends only on the form and duration of the Income Payment Option chosen, the age of the Annuitant, the gender of the Annuitant (if applicable), the amount applied to purchase the Income Payments and the applicable income purchase rates in the Contract. The income purchase rates in the Contract are based on a minimum guaranteed interest rate of 3.5%. The Company may, in its sole discretion, make Income Payments in an amount based on a higher interest rate.

Variable Income Payments

The dollar amount of the first variable Income Payment is determined in the same manner as that of a fixed Income Payment. Variable Income Payments after the first payment are similar to fixed Income Payments except that the amount of each payment varies to reflect the net investment performance of the Subaccount(s) selected by the Owner or Payee.

The net investment performance of a Subaccount is translated into a variation in the amount of variable Income Payments through the use of Income Units. The amount of the first variable Income Payment associated with each Subaccount is applied to purchase Income Units at the Income Unit value for the Subaccount as of the Payout Date. The number of Income Units of each Subaccount attributable to a Contract then remains fixed unless an exchange of Income Units is made as described below. Each Subaccount has a separate Income Unit value that changes with each Valuation Period in substantially the same manner as do Accumulation Units of the Subaccount.

The dollar value of each variable Income Payment after the first is equal to the sum of the amounts determined by multiplying the number of Income Units by the Income Unit value for the Subaccount for the Valuation Period which ends immediately preceding the date of each such payment. If the net investment return of the Subaccount for a payment period is equal to the pro-rated portion of the 3.5% annual assumed investment rate, the variable Income Payment for that period will equal the payment for the prior period. To the extent that such net investment return exceeds an annualized rate of 3.5% for a payment period, the payment for that period will be greater than the payment for the prior period and to the extent that such return for a period falls short of an annualized rate of 3.5%, the payment for that period will be less than the payment for the prior period.

After the Payout Date, a Payee may change the selected Subaccount(s) by Written Request up to four times per Contract Year. Such a change will be made by exchanging Income Units of one Subaccount for another on an equivalent dollar value basis. See the Statement of Additional Information for examples of Income Unit value calculations and variable Income Payment calculations.

Surrenders and partial withdrawals may be made after the Payout Date, when a Variable Income Payment is chosen for a fixed period of time.

Description of Income Payment Options

Option 1 - Interest Option. (Fixed Income Payments Only) The proceeds are left with the Company to earn interest at a compound annual rate to be determined by the Company but not less than 3.5%. Interest will be paid every month or every 12 months as the Payee selects. Under this option, the Payee may withdraw part or all of the proceeds at any time. This option may not be available in all states.

Option 2 - Installment Option. The proceeds are paid out in monthly installments for a fixed number of years between 5 and 30. In the event of the Payee's death, a successor Payee may receive the payments or may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no successor Payee or if the successor Payee dies, the present value of the remaining payments will be paid to the estate of the last surviving Payee.

If variable Income Payments are elected under Option 2, the Payee may elect to receive the commuted value of any remaining payments in a lump sum. The commuted value of the payments will be calculated as described in the contract.

Option 3A - Life Income Guaranteed Period Certain. The proceeds are paid in monthly installments during the Payee's lifetime with the guarantee that payments will be made for a period of five, ten, fifteen, or twenty years. In the event of the Payee's death before the expiration of the specified number of years, a successor Payee may receive the remaining payments or may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no successor Payee or if the successor Payee dies, the present value of the remaining payments will be paid to the estate of the last surviving Payee.

Option 3B - Life Income. The same as Option 3A except that payments are not guaranteed for a specific number of years but only for the lifetime of the Payee. Under this option, a Payee could receive only one payment if the Payee dies after the first payment, two payments if the Payee dies after the second payment, etc.


Option 4 - Joint and Survivor Life Income - 10 Year Guaranteed Period Certain. The proceeds are paid out in monthly installments for as long as either of two original joint Payees remain alive. If after the second Payee dies, payments have been made for fewer than 10 years, payments will be made to any successor Payee who was not a joint Annuitant or such successor Payee may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no such successor Payee or if the successor Payee dies, the present value of the remaining payments will be paid to the estate of the last surviving Payee. In addition to the 10 year guaranteed period certain, the company currently makes additional periods certain available under this option, including period certain of 5 years, 15 years, and 20 years.


The minimum amount of each fixed payment and the initial payment amount for variable income payout options will be determined from the tables in the Contract that apply to the particular option using the Payee's age (and if applicable, gender). Age will be determined from the last birthday at the due date of the first payment.

Alternate Payment Option. In lieu of one of the above options, the Payout Proceeds or death benefit, as applicable, may be applied to any other payment option made available by the Company or requested and agreed to by the Company.

Death Benefit After the Payout Date

If an Owner dies after the Payout Date, any surviving Owner becomes the sole Owner. If there is no surviving Owner, the Payee receiving Income Payments becomes the new Owner. Such Owners will have the rights of Owners during the annuity period, including the right to name successor Payees if the deceased Owner had not previously done so. The death of an Annuitant after the Payout Date will have the effect stated in the Income Payment Option pursuant to which Income Payments are being made.

CHARGES AND DEDUCTIONS
================================================================================

Mortality and Expense Risk Charges

The Company deducts a mortality and expense risk charge from the Variable Account. The charges are computed on a daily basis, and are equal to an annual rate of 1.15% of the average daily net assets of the Variable Account.

The mortality risk the Company assumes is that Annuitants may live for a longer period of time than estimated when the guarantees in the Contract were established. Because of these guarantees, each Payee is assured that longevity will not have an adverse effect on the Income Payments received. The mortality risk that the Company assumes also includes a guarantee to pay a death benefit if the Annuitant dies before the Payout Date. The expense risk that the Company assumes is the risk that the administrative fees and transfer fees (if imposed) may be insufficient to cover actual future expenses.

The  Company may use any profits  from this  charge to finance  other  expenses,
including   expenses  incurred  in  the  administration  of  the  Contracts  and distribution expenses related to the Contracts.

Fund Expenses

Because the Variable Account purchases shares of the Funds, the net assets of the Variable Account will reflect the investment management fees and other operating expenses incurred by such Funds.

Surrender Charge (Contingent Deferred Sales Charge)

Charge for Partial Withdrawal or Surrender. No sales charge deduction is made from purchase payments when amounts are deposited into the contracts. However, if any amount is withdrawn or surrendered within seven years of being received by the Company, the Company will deduct a surrender charge. The surrender charge is calculated by multiplying the applicable charge percentage (as shown below) by the amount of purchase payments surrendered. There is no surrender charge for withdrawal of Contract Value in excess of aggregate purchase payments (less withdrawals of such payments). The surrender charge is calculated using the assumption that all Contract Value in excess of aggregate purchase payments (less withdrawals of such payments) is surrendered before any purchase payments and that purchase payments are surrendered on a first-in-first-out basis.

Number of Full Years
Between Date of Purchase            Date of Surrender
Payment and Charge                  of Purchase
 as Percentage                      Payment
--------------------------------------------------------
             0                          7%
             1                          6%
             2                          5%
             3                          4%
             4                          3%
             5                          2%
             6                          1%
             7 +                        0%

(In Oregon, the charge is 6% before 1 year.)


Amounts Not Subject to Surrender Charge. In each Contract Year, up to 10% of an amount equal to the aggregate purchase payments still subject to a surrender charge (computed at the time of the withdrawal or surrender) may be withdrawn or surrendered during that year without a surrender charge. Any amounts surrendered or withdrawn in excess of this 10% will be assessed a surrender charge. This right is not cumulative from Contract Year to Contract Year.

Annual Contract Fee

On each Contract Anniversary before the Payout Date, the Company deducts an annual Contract fee of $30 to pay for administrative expenses. The fee is deducted from each Subaccount and from the Fixed Account Option based on a proportional basis. The annual Contract fee also is deducted upon surrender of a Contract on a date other than a Contract Anniversary. A pro-rated portion of the fee is deducted upon application to an Income Payout Option. After the Payout Date, the annual Contract fee is deducted from variable Income Payments. The Company does not deduct the annual Contract fee on Contracts with a Contract Value of $25,000 or more on the Contract Anniversary. The Contract fee will not be charged after the Payout Date when a Contract with a Contract Value of $25,000 or more has been applied to a payout option.

Transfer Processing Fee

Currently no fee is charged for transfers. However, the Company reserves the right to charge $10 for the 13th transfer and each additional transfer during a Contract Year. The transfer charge is not applicable to transfers from the DCA Fixed Period. Each written request is considered to be one transfer, regardless of the number of Subaccounts or Fixed Amounts affected by the transfer. The transfer fee is deducted from the account from which the transfer is made. If a transfer is made from more than one account at the same time, the transfer fee is deducted pro-rata from the account. Automatic transfers, including Dollar Cost Averaging, do not count against the twelve free transfers.

Lost Contract Request

You can obtain a certification of your contract at no charge. There will be a $30 charge for a duplicate contract.

Premium Taxes

Various states and other governmental entities levy a premium tax on annuity contracts issued by insurance companies. Premium tax rates currently range from 0% to 3.5%. This range is subject to change. If premium taxes are applicable to a Contract, the jurisdiction may require payment (a) from purchase payments as they are received, (b) from Contract Value upon withdrawal or surrender, (c) from Payout Proceeds upon application to an income payment option, or (d) upon payment of a death benefit. The Company will forward payment to the taxing jurisdiction when required by law. Although the Company reserves the right to deduct premium taxes at the time such taxes are paid to the taxing authority, currently the Company does not deduct premium tax from the Owner's Contract Value until the Contract is annuitized.

Other Taxes

Currently, no charge is made against the Variable Account for any federal, state or local taxes (other than premium taxes) that the Company incurs or that may be attributable to the Variable Account or the Contracts. The Company may, however, make such a charge in the future from Surrender Value, death benefits or Income Payments, as appropriate.

RIDERS AND ENDORSEMENTS
================================================================================

Maximum Anniversary Value Death Benefit

This rider provides a minimum death benefit equal to the maximum anniversary value less any loan amounts and Premium Expense Charge not previously deducted. On the issue date, the maximum anniversary value is equal to the initial Net Purchase Payment. After the issue date, the maximum anniversary value will be calculated on three different dates:

(1)  the date an additional purchase payment is received by the company,
(2)  the date of payment of a partial withdrawal, and
(3)  on each Contract Anniversary.

When a purchase payment is received, the maximum anniversary value is equal to the most recently calculated maximum anniversary value plus the Net Purchase Payment. When a partial withdrawal is paid, the maximum anniversary value is equal to the most recently calculated maximum anniversary value less an adjustment for the partial withdrawal. The adjustment for each partial withdrawal is (1) divided by (2) with the result multiplied by (3) where:

(1)  is the partial withdrawal amount;
(2)  is the Contract Value immediately prior to the partial withdrawal; and
(3) is the most recently calculated maximum anniversary value less any adjustments for prior partial withdrawals.

This rider is available for Annuitant's age 75 or less on the issue date. This rider may not be available in all states.

5% Annual Guarantee Death Benefit

This rider provides a minimum death benefit equal to the 5% annual guarantee death benefit less any loan amounts and Premium Expense Charge not previously deducted.

 On the Issue Date the 5% annual guarantee value is equal to the initial Net Purchase Payment. Thereafter, the 5% annual guarantee value on each Contract Anniversary is the lessor of:

(1) the sum of all Net Purchase Payments received minus an adjustment for partial withdrawals plus interest compounded at a 5% annual effective rate; or
(2)  200% of all Net Purchase Payments received.

The adjustment for each partial withdrawal is equal to (1) divided by (2) with the result multiplied by (3) where:

(1)  is the partial withdrawal amount;
(2)  is the Contract Value immediately prior to the withdrawal; and
(3) is the 5% annual guarantee death benefit immediately prior to the withdrawal, less any adjustments for earlier withdrawals.

This rider is available for Annuitant's age 75 or less on the issue date. This rider may not be available in all states.

Enhanced Death Benefit Rider Charges

Each death benefit rider will carry an annual charge of 0.15% of Contract Value. This charge will be assessed on the each Contract Anniversary. The charge will be based on the average Contract Value for the previous 12 months. The charge will be deducted from the Subaccounts and Fixed Amounts on a pro-rata basis. A pro-rata portion of this charge will be deducted upon contract surrender if the contract is surrendered on a date other than the Contract Anniversary.

Waiver of Surrender Charge

In most states, the Contract provides that, upon Written Request from the Owner before the Payout Date, the surrender charge and any applicable market value adjustment will be waived on any partial withdrawal or surrender if the Annuitant is:

(1) confined to a nursing home or hospital after the contract is issued (as described in the Contract); or

(2) becomes terminally ill after the contract is issued (as described in the Contract); or

(3) becomes unemployed at least one year after the contract is issued, has received unemployment compensation for at least 30 days and is receiving it at the time of the withdrawal or surrender (as described in the Contract); or

(4) The Annuitant's primary residence is located in an are that is declared a presidential disaster area and $50,000 of damage is sustained to the residence as a result of the disaster and after the contract is issued (as described in the Contract).

This waiver is not available in some states, and, therefore, is not described in Contracts issued in those states. The terms under which the surrender charge and any applicable market value adjustment will be waived may vary in some states and are described in contracts issued in those states.

Executive Benefits Plan Endorsement

The Company also offers an Executive Benefits Plan Endorsement in conjunction with certain deferred compensation plans. The executive benefits plan endorsement waives the surrender charges on the contract subject to certain conditions. There is no charge for this benefit. However, if you exercise this benefit during the first two Contract Years, we reserve the right to charge a fee to offset expenses incurred. This fee will not exceed $150. The Executive Benefits Plan Endorsement may not be available in all states.

ADVERTISING AND SUBACCOUNT PERFORMANCE SUMMARY
================================================================================

From time to time, the Company may advertise or include in sales literature yields, effective yields and total returns for the Subaccounts. These figures are based on historical earnings and do not indicate or project future performance. The Company also may, from time to time, advertise or include in sales literature Subaccount performance relative to certain performance rankings and indices compiled by independent organizations. More detailed information as to the calculation of performance appears in the Statement of Additional Information.

Effective yields and total returns for the Subaccounts are based on the investment performance of the corresponding Fund. The performance of a Fund in part reflects its expenses. See the prospectuses for the Funds.

The yield of the Money Market Subaccount refers to the annualized income generated by an investment in the Subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a Subaccount (except the Money Market Subaccount) refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each month over a 12-month period and is shown as a percentage of the investment.

The total return of a Subaccount refers to return quotations assuming an investment under a Contract has been held in the Subaccount for various periods of time. For periods prior to the date the Variable Account commenced operations, non-standard performance information will be calculated based on the performance of the various Funds and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Subaccounts for the Contracts. When a Subaccount has been in operation for one, five, and ten years, respectively, the total standard returns for these periods will be provided.

The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Average annual total return information shows the average annual percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results, less all charges and deductions applied against the Subaccount (including any surrender charge that would apply if an Owner terminated the Contract at the end of each period indicated, but excluding any deductions for premium taxes).

In addition to the standard version described above, total return performance information computed on two different non-standard bases may be used in advertisements or sales literature. Average annual total return information may be presented, computed on the same basis as described above, except deductions will not include the surrender charge. In addition, the Company may from time to time disclose cumulative total returns for Contracts funded by Subaccounts.

From time to time, yields, standard average annual total returns, and non-standard total returns for the Funds may be disclosed, including such disclosures for periods prior to the date the Variable Account commenced operations.

Non-standard performance data will only be disclosed if the standard performance data for the required periods is also disclosed. For additional information regarding the calculation of other performance data, please refer to the Statement of Additional Information.

In advertising and sales literature, the performance of each Subaccount may be compared with the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment portfolios of mutual funds with investment objectives similar to the Subaccount. Lipper Analytical Services, Inc. ("Lipper"), Variable Annuity Research Data Service ("VARDS") and Morningstar, Inc. ("Morningstar") are independent services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.

Lipper's and Morningstar's rankings include variable life insurance issuers as well as variable annuity issuers. VARDS's rankings compare variable life and variable universal life issuers. The performance analyses prepared by Lipper, VARDS and Morningstar each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which Funds provide the highest total return within various categories of Funds defined by the degree of risk inherent in their investment objectives.

Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any "deduction" for transaction costs or expenses of operating and managing an investment portfolio. The Lehman Bond Indexes represent unmanaged groups of securities of various issuers and terms to maturity which are representative of bond market performance. The Consumer Price Index is a statistical measure of changes in the prices of goods and services over time published by the U.S. Bureau of Labor Statistics. Lipper Performance Summary Averages represent the average annual total return of all the Funds (within a specified investment category) that are covered by the Lipper Analytical Services Variable Insurance Products Performance Analysis Service. Other independent ranking services and indices may also be used for performance comparisons.

The Company may also report other information including the effect of tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. All income and capital gains derived from Subaccount investments are reinvested on a tax-deferred basis which can lead to substantial long-term accumulation of assets, provided that the Subaccount investment experience is positive.

FEDERAL TAX MATTERS
================================================================================

The Following Discussion is General and Is Not Intended as Tax Advice

Introduction

This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under the Contract. Any person concerned about specific tax implications should consult a competent tax adviser before making a transaction. This discussion is based upon the Company's understanding of the present federal income tax laws, as they are currently interpreted by the Internal Revenue Service ("IRS"). No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

The Contract may be purchased on a non-qualified basis or purchased and used in connection with plans qualifying for favorable tax treatment. The Qualified
Contract is designed for use by individuals whose purchase payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(b), 408, 408A or 457 of the Code. The ultimate effect of federal income taxes on the amounts held under a Contract, or Income Payments, and on the economic benefit to the Owner, the Annuitant, or the Beneficiary depends on the type of retirement plan, on the tax and employment status of the individual concerned, and on the Company's tax status. In addition, certain requirements must be satisfied in purchasing a Qualified Contract with proceeds from a tax-qualified plan and receiving distributions from a Qualified Contract in order to continue receiving favorable tax treatment. Therefore, purchasers of Qualified Contracts should seek competent legal and tax advice regarding the suitability of a Contract for their situation, the applicable requirements, and the tax treatment of the rights and benefits of a Contract. The following discussion assumes that Qualified Contracts are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

Tax Status of the Contract

Diversification Requirements. Section 817(h) of the Code provides that separate account investment underlying a contract must be "adequately diversified" in accordance with Treasury regulations in order for the contract to qualify as an annuity contract under Section 72 of the Code. The Variable Account, through each underlying Fund, intends to comply with the diversification requirements prescribed in regulations under Section 817(h) of the Code, which affect how the assets in the various Subaccounts may be invested. Although the Company does not have direct control over the Funds in which the Variable Account invests, we believe that each Fund in which the Variable Account owns shares will meet the diversification requirements, and therefore, the Contract will be treated as an annuity contract under the Code.

Owner Control. In certain circumstances, Owners of variable annuity contracts may be considered the Owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable annuity Owner's gross income. The IRS has stated in published rulings that an Owner will be considered the Owner of separate account assets if the Owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company, to be treated as the Owner of the assets in the account." This announcement also states that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Subaccounts without being treated as Owners of the underlying assets."

The ownership rights under the Contracts are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that Owners were not Owners of separate account assets. For example, the Owner of a Contract has the choice of one or more Subaccounts in which to allocate Net Purchase Payments and Contract Values, and may be able to transfer among Subaccounts more frequently than in such rulings. These differences could result in an Owner being treated as the Owner of the assets of the Variable Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Contract as necessary to attempt to prevent the Owner from being considered the Owner of the assets of the Variable Account.

Required  Distributions.  In order to be  treated  as an  annuity  contract  for federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to provide that: (a) if any Owner dies on or after the Payout Date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner's death; and (b) if any Owner dies prior to the Payout Date, the entire interest in the contract will be distributed within five years after the date of the Owner's death. These requirements will be considered satisfied as to any portion of the Owner's interest which is payable to or for the benefit of a "designated Beneficiary" and which is distributed over the life of such Annuitant or over a period not extending beyond the life expectancy of that Annuitant, provided that such distributions begin within one year of that Owner's death. The Owner's "designated Beneficiary" is the person designated by such Owner as an Annuitant and to whom ownership of the contract passes by reason of death and must be a natural person. However, if the Owner's "designated Beneficiary" is the surviving spouse of the Owner, the contract may be continued with the surviving spouse as the new Owner.

The Non-Qualified Contracts contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. The Company intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

Taxation of Annuities

The following discussion assumes that the Contracts will qualify as annuity contracts for federal income tax purposes.

In General. Section 72 of the Code governs taxation of annuities in general. The Company believes that an Owner who is a natural person is not taxed on increases in the value of a Contract until distribution occurs by withdrawing all or part of the Contract Value (e.g., partial withdrawals and surrenders) or as Income Payments under the payment option elected. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Contract Value (and in the case of a Qualified Contract, any portion of an interest in the qualified plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or payment option) is taxable as ordinary income.

Any annuity Owner who is not a natural person generally must include in income any increase in the excess of the Contract Value over the "investment in the contract" during the taxable year. There are some exceptions to this rule, and a prospective Owner that is not a natural person may wish to discuss these with a competent tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

Partial Withdrawals. In the case of a partial withdrawal from a Qualified Contract, under Section 72(e) of the Code, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the participant's total accrued benefit or balance under the retirement plan. The "investment in the contract" generally equals the portion, if any, of any purchase payments paid by or on behalf of the individual under a Contract which were not excluded from the individual's gross income. For Contracts issued in connection with qualified plans, the "investment in the contract" can be zero. Special tax rules may be available for certain distributions from Qualified Contracts.

In the case of a partial withdrawal (including systematic withdrawals) from a Non-Qualified Contract, under Section 72(e), any amounts received are generally first treated as taxable income to the extent that the Contract Value immediately before the partial withdrawal exceeds the "investment in the contract" at that time. Any additional amount withdrawn is not taxable. The Contract Value immediately before a partial withdrawal may have to be increased by any positive market value adjustment which results from such a withdrawal. There is, however, no definitive guidance on the proper tax treatment of market value adjustments, and the Owner should contact a competent tax adviser with respect to the potential tax consequences of a market value adjustment. Surrenders are treated as taxable income to the extent that the amount received exceeds the investment in the contract.

In the case of a full surrender under a Qualified or Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the "investment in the contract."

Section 1035 of the Code generally provides that no gain or loss shall be recognized on the exchange of one annuity contract for another. Special rules and procedures apply to Section 1035 transactions. Prospective Owners wishing to take advantage of Section 1035 should consult their tax adviser.

Income Payments. Tax consequences may vary depending on the payment option elected under an annuity contract. Generally, under Code Section 72(b), (prior to recovery of the investment in the Contract) taxable income does not include that part of any amount received as an annuity under an annuity contract that bears the same ratio to such amount as the investment in the contract bears to the expected return at the annuity starting date. For variable Income Payments, the taxable portion is generally determined by an equation that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the "investment in the contract" by the total number of expected periodic payments. However, the entire distribution will be taxable once the recipient has recovered the dollar amount of his or her "investment in the contract." For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the Income Payments for the term of the payments; however, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each Income Payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the Annuitant's final tax return.

Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of the death of the Owner or Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract or (ii) if distributed under a payment option, they are taxed in the same way as Income Payments.

Penalty Tax on Certain Withdrawals. In the case of a distribution pursuant to a Non-Qualified Contract, there may be imposed a federal penalty tax equal to 10% of the amount treated as taxable income. In general, however, there is no penalty on distributions:

     (1)  made on or after the taxpayer reaches age 59 1/2;

     (2) made on or after the death of the holder (or if the holder is not an individual, the death of the primary Annuitant);

     (3)  attributable to the taxpayer's becoming disabled;

     (4) as part of a series of substantially equal periodic payments not less frequently than annually for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and the designated Beneficiary;

     (5) made under certain annuities issued in connection with structured settlement agreements; and

     (6) made under an annuity contract that is purchased with a single purchase payment when the Payout Date is no later than a year from purchase of the annuity and substantially equal periodic payments are made not less frequently than annually during the Income Payment period.

Other  tax  penalties  may  apply to  certain  distributions  under a  Qualified
Contract.

Possible Changes in Taxation. Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective prior to the date of the change). A tax adviser should be consulted with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that Owners currently receive.

Separate Account Charges

It is possible that the Internal Revenue Service may take a position that rider charges are deemed to be taxable distributions to you. Although we do not believe that a rider charge under the Contract should be treated as a taxable withdrawal, you should consult your tax advisor prior to selecting any rider or endorsement under the Contract.

Transfers, Assignments, or Exchanges of a Contract

A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also the Owner, the selection of certain Payout Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such actions should contact a competent tax adviser with respect to the potential tax effects.

Withholding

Distributions from Contracts generally are subject to withholding for the Owner's federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect to not have tax withheld from distributions.

"Eligible rollover distributions" from section 401(a) plans and section 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is the taxable portion of any distribution from such a plan, except certain distributions such as distributions required by the Code or distributions in a specified annuity form. The 20% withholding does not apply, however, if the Owner chooses a "direct rollover" from the plan to another tax-qualified plan or IRA.

Multiple Contracts

All non-qualified deferred annuity Contracts that are issued by the Company (or its affiliates) to the same Owner during any calendar year are treated as one annuity Contract for purposes of determining the amount includable in gross income under Section 72(e). In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity contracts or otherwise. There may also be other situations in which the Treasury may conclude that it would be appropriate to aggregate two or more annuity Contracts purchased by the same Owner. Accordingly, an Owner should consult a competent tax adviser before purchasing more than one annuity Contract.

Taxation of Qualified Plans

The Contracts are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances. Therefore, no attempt is made to provide more than general information about the use of the Contracts with the various types of qualified retirement plans. Owners, the Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract, but the Company shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Contract, unless the Company consents. Some retirement plans are subject to distribution and other requirements that are not incorporated into the Company's Contract administration procedures. Brief descriptions follow of the various types of qualified retirement plans in connection with a Contract. The Company will amend the Contract as necessary to conform it to the requirements of such plans.

For qualified plans under Section 401(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the Owner (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If the plan participant is a "5 percent Owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70 1/2. For IRAs described in Section 408, distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70 1/2. Roth IRAs under Section 408A do not require distributions at any time prior to the Owner's death.

Corporate Pension and Profit Sharing Plans and H.R. 10 Plans. Section 401(a) of the Code permits corporate employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Employers intending to use the Contract with such plans should seek competent advice.

The Contract includes a death benefit that in some cases may exceed the greater of the purchase payments or the Contract Value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the death benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser.

Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." IRA contributions are limited each year to the lesser of $2,000 or 100% of the Owner's adjusted gross income and may be deductible in whole or in part depending on the individual's income. Distributions from certain other types of qualified plans, however, may be "rolled over" on a tax-deferred basis into an IRA without regard to this limit. Earnings in an IRA are not taxed while held in the IRA. All amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are also subject to a 10% penalty tax. Sales of the Contract for use with IRAs may be subject to special requirements of the Internal Revenue Service. The Internal Revenue Service has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualifications requirements.


Roth IRAs. Effective January 1, 1998, Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% federal penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any the Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.


Simplified Employee Pension (SEP) IRAs. Employers may establish Simplified Employee Pension (SEP) IRAs under Code section 408(k) to provide IRA contributions on behalf of their employees. In addition to all of the general Code rules governing IRAs, such plans are subject to certain Code requirements regarding participation and amounts of contributions.

Tax Sheltered Annuities.  Section 403(b) of the Code allows employees of certain
Section 501(c)(3) organizations and public schools to exclude from their gross income the purchase payments paid, within certain limits, on a Contract that will provide an annuity for the employee's retirement. These purchase payments may be subject to FICA (Social Security) taxes. Owners of certain Section 403(b) annuities may receive Contract loans. Contract loans that satisfy certain requirements with respect to Loan Amount and repayment are not treated as taxable distributions. If these requirements are not satisfied, or if the Contract terminates while a loan is outstanding, the loan balance will be treated as a taxable distribution and may be subject to penalty tax, and the treatment of the Contract under Section 403(b) may be adversely affected. Owners should seek competent advice before requesting a Contract loan. The Contract includes a death benefit that in some cases may exceed the greater of the Purchase Payments or the Contract Value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity under section 403(b). Because the death benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser.

Certain Deferred Compensation Plans. Code Section 457 provides for certain deferred compensation plans. These plans may be offered with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax-exempt organizations. These plans are subject to various restrictions on contributions and distributions. The plans may permit participants to specify the form of investment for their deferred compensation account. Under a non-governmental plan, all investments, however, are owned by the sponsoring employer and are subject to the claims of the general creditors of the sponsoring employer. Depending on the terms of the particular plan, the employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457 plan obligations. In general, all amounts distributed under a Section 457 plan are taxable and are subject to federal income tax withholding as wages.

Possible Charge for the Company's Taxes

At the present time, the Company makes no charge to the Subaccounts for any Federal, state, or local taxes that the Company incurs which may be attributable to such Subaccounts or the Contracts. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Subaccounts or to the Contracts.

Other Tax Consequences

As noted above, the foregoing comments about the Federal tax consequences under these Contracts are not exhaustive, and special rules are provided with respect to other tax situations not discussed in this Prospectus. Further, the Federal income tax consequences discussed herein reflect the Company's understanding of current law and the law may change. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract depend on the individual circumstances of each Owner or recipient of the distribution. A competent tax adviser should be consulted for further information.

LEGAL PROCEEDINGS
================================================================================

The Company and its subsidiaries, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are not pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Separate Account or the Company.

FINANCIAL STATEMENTS
================================================================================


The audited financial statements of the Variable Annuity Account as of December 31, 2000, including a statement of assets and liabilities, a statement of operations for the year then ended, a statement of changes in net assets for the years ended December 31, 2000, 1999, and 1998, and accompanying notes, are included in the Statement of Additional Information.

The statutory basis statements of admitted assets, liabilities, and surplus for the Company as of December 31, 2000, 1999, and 1998, and the related statutory basis statements of operations, changes in unassigned surplus, and cash flows for the years ended December 31, 2000, 1999, and 1998, as well as the Independent Auditors' Report are contained in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION
================================================================================

                                TABLE OF CONTENTS

ADDITIONAL CONTRACT PROVISIONS.........................1
         The Contract..................................1
         Incontestability..............................1
         Misstatement of Age or Gender.................1
         Participation.................................1
         Contract Loans................................1
         Loan Amounts..................................1
         Loan Processing...............................1
         Loan Interest.................................2

PRINCIPAL UNDERWRITER..................................2

CALCULATION OF YIELDS AND TOTAL RETURNS................2
         Money Market Subaccount Yields................2
         Other Subaccount Yields.......................4
         Average Annual Total Returns..................5
         Other Total Returns...........................6
         Effect of the Annual Contract Fee on
         Performance Data..............................8

VARIABLE ANNUITY PAYMENTS..............................8
         Assumed Investment Rate.......................8
         Amount of Variable Annuity
          Payments.....................................8
         Income Unit Value.............................9

LEGAL MATTERS.........................................10

EXPERTS...............................................10

OTHER INFORMATION.....................................11

FINANCIAL STATEMENTS..................................11

CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT.............11

CUNA MUTUAL LIFE INSURANCE COMPANY....................25

You may obtain a copy of the Statement of Additional Information free of charge by writing to or calling us at the address or telephone number shown at the beginning of this Prospectus.

                           MEMBERS VARIABLE ANNUITY II

                       STATEMENT OF ADDITIONAL INFORMATION

                       CUNA Mutual Life Insurance Company

                                2000 Heritage Way

                               Waverly, Iowa 50677

                                 (800) 798-5500

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT

         Individual Flexible Premium Deferred Variable Annuity Contract


This Statement of Additional Information ("SAI") contains additional information to that already provided in the Prospectus for the individual flexible premium deferred variable annuity contract (the "Contract") offered by CUNA Mutual Life Insurance Company (the "Company").

This SAI is not a Prospectus, and it should be read only in conjunction with Prospectuses for the following:


         1.       Contract;
         2.       Ultra Series Fund;


The Prospectus for the Contract is dated the same as this SAI. You may obtain a copy of the Prospectuses by writing or calling us at our address or phone number shown above.

                                   May 1, 2001

                                TABLE OF CONTENTS

ADDITIONAL CONTRACT PROVISIONS...............................................1

         The Contract........................................................1
         Incontestability....................................................1
         Misstatement of Age or Gender.......................................1
         Participation.......................................................1
         Contract Loans......................................................1
         Loan Amounts........................................................1
         Loan Processing.....................................................1
         Loan Interest.......................................................2

PRINCIPAL UNDERWRITER........................................................2


CALCULATION OF YIELDS AND TOTAL RETURNS......................................2

         Money Market Subaccount Yields......................................2
         Other Subaccount Yields.............................................4
         Average Annual Total Returns........................................5
         Other Total Returns.................................................6
         Effect of the Annual Contract Fee on Performance Data...............8

VARIABLE INCOME PAYMENTS.....................................................8

         Assumed Investment Rate.............................................8
         Amount of Variable Income Payments..................................8
         Income Unit Value...................................................9

LEGAL MATTERS...............................................................10

EXPERTS.....................................................................10

OTHER INFORMATION...........................................................10

FINANCIAL STATEMENTS........................................................10

CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT...................................11
CUNA MUTUAL LIFE INSURANCE COMPANY..........................................25

                         ADDITIONAL CONTRACT PROVISIONS

The Contract

The application, endorsements and all other attached papers are part of the Contract. The statements made in the application are representations and not warranties. The Company will not use any statement in defense of a claim or to void the Contract unless it is contained in the application.

Incontestability

The Company will not contest the Contract.

Misstatement of Age or Gender

If the age or gender (if applicable) of the Annuitant has been misstated, the amount which will be paid is that which the proceeds would have purchased at the correct age and sex (if applicable).

Participation

The Contract may participate in the Company's divisible surpluses but no dividends are expected to be paid. Any dividends paid after the Annuity Date would be paid with each income payment.

Contract Loans

Loan Amounts

Generally, Owners may borrow up to 90% of the Surrender Value of their Contract unless a lower minimum is required by law. Loans in excess of the maximum amount permitted under the Code may be treated as a taxable distribution rather than a loan. The Owner is responsible for ensuring that the loan is taken and repaid in compliance with the applicable requirements of the Code. The Company will only make Contract loans after approving a written request by the Owner. The written consent of all irrevocable beneficiaries must be obtained before a loan will be given.

Loan Processing

When a loan is made, the Company transfers an amount equal to the amount borrowed from the Variable Contract Value or Fixed Contract Value to the Loan Account. The Loan Account is part of the Company's General Account and Contract Value in the Loan Account does not participate in the investment experience of any Subaccount or Fixed Account Option. The Owner must indicate in the loan application from which Subaccount or Fixed Account Option, and in what amounts, Contract Value is to be transferred to the Loan Account. If no instructions are given by the Owner, the transfer(s) are made pro-rata from all Subaccounts having Variable Contract Value and from all Fixed Amounts. Loans may be repaid by the Owner at any time before the Payout Date. Upon the repayment of any portion of a loan, an amount equal to the repayment will be transferred from the Loan Account to the Subaccount(s) or Fixed Period(s) as requested by the Owner. Any transfer to a Fixed Period must be at least $1,000. A request to transfer less will be transferred to the Money Market Subaccount. Loan repayments are not allowed to the DCA One Year Fixed Period. Amounts transferred from the Fixed Amount to the Loan Account may be subject to a market value adjustment.

Loan Interest

The Company charges 6.5% interest on Contract loans. The Company pays interest on the Contract Value in the Loan Account at rates it determines from time to time, but never less than 3.0%. Consequently, the net cost of a loan is the difference between 6.5% and the rate being paid on the Contract Value in the Loan Account. Interest on Contract loans accrues on a daily basis from the date of the loan and is due and payable at the end of each Contract Year. If the Owner does not pay the interest due at that time, an amount equal to such interest less interest earned on the Contract Value in the Loan Account is transferred from his or her Variable Contract Value or Fixed Account (as described above for the loan itself) to the Loan Account. This transfer increases the Loan Amount.

Specific loan terms are disclosed at the time of loan application or issuance.

Any Loan Amount outstanding upon the death of the Owner or Annuitant is deducted from any death benefit paid.

                              PRINCIPAL UNDERWRITER

CUNA Brokerage Services, Inc., ("CUNA Brokerage"), an affiliate of CUNA Mutual, is the principal underwriter of the variable annuity contracts described herein. The offering of the contract is continuous. CUNA Mutual does not anticipate discontinuing the offering of the Contract, but does reserve the right to do so.

                     CALCULATION OF YIELDS AND TOTAL RETURNS

From time to time, the Company may disclose yields, total returns, and other performance data pertaining to the Contracts for a Subaccount. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the SEC.

Money Market Subaccount Yields

From time to time, advertisements and sales literature may quote the current annualized yield of the Money Market Subaccount for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses, or income other than investment income, on shares of the Ultra Series Fund's Money Market Fund or on that Fund's portfolio securities.

This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation), and exclusive of income other than investment income at the end of the seven-day period in the value of a hypothetical account under a Contract having a balance of 1 unit of the Money Market Subaccount at the beginning of the period. Then dividing such net change in account value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis.

The net change in account value reflects: 1) net income from the Fund attributable to the hypothetical account; and 2) charges and deductions imposed under the Contract which are attributable to the hypothetical account.

The charges and deductions include the per unit charges for the hypothetical account for: 1) the annual Contract fee; 2) the mortality and expense risk charge; and (3) the asset-based administration charge.

For purposes of calculating current yields for a Contract, an average per unit Contract fee is used based on the $30 annual Contract fee deducted at the end of each Contract Year. Current Yield is calculated according to the following formula:

                    Current Yield = ((NCS - ES)/UV) X (365/7)

Where:

         NCS      =        the  net  change  in the  value of the  Money  Market
                           Fund  (exclusive  of realized  gains or losses on the
                           sale of securities  and unrealized  appreciation  and
                           depreciation),  and  exclusive  of income  other than
                           investment    income   for   the   seven-day   period
                           attributable  to  a  hypothetical  account  having  a
                           balance of 1 Subaccount unit.
         ES       =        per unit expenses attributable to the hypothetical
                           account for the seven-day period.
         UV       =        the unit value for the first day of the seven-day
                           period.

         Effective yield  =  (1 + ((NCS-ES)/UV)) 365/7 -  1

Where:

         NCS      =        the net  change in the  value of the  Money  Market
                           Fund  (exclusive  of realized  gains or losses on the
                           sale of securities  and unrealized  appreciation  and
                           depreciation)  for the seven-day period  attributable
                           to a  hypothetical  account  having  a  balance  of 1
                           Subaccount unit.
         ES       =        per unit expenses attributable to the hypothetical
                           account for the seven-day period.
         UV       =        the unit value for the first day of the seven-day
                           period.

Because of the charges and deductions imposed under the Contract, the yield for the Money Market Subaccount is lower than the yield for the Money Market Fund.

The current and effective yields on amounts held in the Money Market Subaccount normally fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Subaccount's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund, the types and quality of portfolio securities held by the Money Market Fund and the Money Market Fund's operating expenses. Yields on amounts held in the Money Market Subaccount may also be presented for periods other than a seven-day period.

Yield calculations do not take into account the surrender charge under the Contract equal to 1% to 7% of certain purchase payments during the seven years subsequent to each payment being made. A surrender charge will not be imposed upon surrender or partial withdrawal in any Contract Year on an amount equal to 10% of the aggregate purchase payments subject to the surrender charge as of the time of the first withdrawal or surrender in that Contract Year.

Other Subaccount Yields

From time to time, sales literature or advertisements may quote the current annualized yield of one or more of the Subaccounts (except the Money Market Subaccount) for a Contract for 30-day or one-month periods. The annualized yield of a Subaccount refers to income generated by the Subaccount during a 30-day or one-month period and is assumed to be generated each period over a 12-month period.

The yield is computed by:

          1) dividing the net investment income of the Fund attributable to the Subaccount units less Subaccount expenses for the period; by

          2) the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period; by

          3)   compounding that yield for a six-month period; and by

          4)   multiplying that result by 2.

Expenses attributable to the Subaccount include the annual contract fee, the asset-based administration charge and the mortality and expense risk charge. The yield calculation assumes a contract fee of $30 per year per Contract deducted at the end of each Contract Year. For purposes of calculating the 30-day or one-month yield, an average contract fee based on the average Contract Value in the Variable Account is used to determine the amount of the charge attributable to the Subaccount for the 30-day or one-month period. The 30-day or one-month yield is calculated according to the following formula:

                  Yield = 2 X (((NI - ES)/(U X UV) + 1)6 - 1)

Where:

         NI       =        net  income  of the  portfolio  for the  30-day  or
                           one-month  period  attributable  to the  Subaccount's
                           units.
         ES       =        expenses of the Subaccount for the 30-day or
                           one-month period.
         U        =        the average number of units outstanding.
         UV       =        the unit value at the close (highest) of the last day
                           in the 30-day or one-month period.

Because of the charges and deductions imposed under the Contracts, the yield for the Subaccount is lower than the yield for the corresponding Fund.

The yield on the amounts held in the Subaccounts normally fluctuates over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A Subaccount's actual yield is affected by the types and quality of portfolio securities held by the corresponding Fund and that Fund's operating expenses.

Yield calculations do not take into account the surrender charge under the Contract equal to 1% to 7% of certain purchase payments during the seven years subsequent to each payment being made. A surrender charge will not be imposed upon surrender or partial withdrawal in any Contract Year on an amount equal to 10% of the aggregate purchase payments subject to the surrender charge as of the time of the first withdrawal or surrender in that Contract Year.

Average Annual Total Returns

From time to time, sales literature or advertisements may also quote average annual total returns for one or more of the Subaccounts for various periods of time.

When a Subaccount or Fund has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed.

Standard average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will be for the most recent calendar quarter-end practicable, considering the type of the communication and the media through which it is communicated.

Standard average annual total returns are calculated using Subaccount unit values which the Company calculates on each Valuation Day based on the performance of the Subaccount's underlying Fund, the deductions for the mortality and expense risk charge, the deductions for the asset-based administration charge and the annual Contract fee. The calculation assumes that the Contract fee is $30 per year per Contract deducted at the end of each Contract year. For purposes of calculating average annual total return, an average per-dollar per-day Contract fee attributable to the hypothetical account for the period is used. The calculation also assumes surrender of the Contract at the end of the period for the return quotation. Total returns will therefore reflect a deduction of the surrender charge for any period less than eight years. The total return is calculated according to the following formula:

                              TR = ((ERV/P)1/N) - 1
Where:
         TR       =        the average annual total return net of Subaccount
                           recurring charges.
         ERV      =        the ending redeemable value (net of any applicable
                           surrender charge) of the hypothetical
                           account at the end of the period.
         P        =        a hypothetical initial payment of $1,000.
         N        =        the number of years in the period.

From time to time, sales literature or advertisements may quote average annual total returns for periods prior to the date the Variable Account or any Subaccount commenced operations. The Money Market, Bond, Balanced, and Growth & Income Stock Funds commenced operations in January, 1985. The Capital Appreciation Stock Fund commenced operations in January, 1994. The Mid-Cap Stock Fund commenced operations in May, 1999. The Emerging Growth, High Income, International Stock and Global Securities Funds commenced operations on October 31, 2000.

Performance information for the Subaccounts for periods prior to the inception of the Variable Account is calculated according to the formula shown on the previous page, based on the performance of the Funds and the assumption that the corresponding Subaccounts were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Subaccounts.

Such average annual total return information for the Subaccounts is as follows:


                                          For the        For the            For the         For the period
                                          1-year         5-year             10-Year         from date
                                          period         period             period          of inception
                                          ended          ended              ended           of fund to
Subaccount                                12/31/00       12/31/00           12/31/00        12/31/00
----------                                --------       --------           --------        --------
Money Market                              -2.07%           3.05%              2.95%           3.96%
Bond                                       0.19%           2.93%              5.08%           6.27%
Balanced                                  -3.61%           9.79%              9.83%           9.93%
Growth and Income Stock                   -6.82%          15.54%             14.78%          13.24%
Capital Appreciation Stock                -4.30%          18.04%               N/A           17.49%
Mid-Cap Stock                             15.34%            N/A                N/A           16.41%
Emerging Growth                              N/A            N/A                N/A          -72.81%
High Income                                  N/A            N/A                N/A          -30.81%
International Stock                          N/A            N/A                N/A          -43.75%
Global Securities                            N/A            N/A                N/A          -24.42%


Other Total Returns

From time to time, sales literature or advertisements may also quote average annual total returns that do not reflect the surrender charge. These are calculated in exactly the same way as average annual total returns described above, except that the ending redeemable value of the hypothetical account for the period is replaced with an ending value for the period that does not take into account any charges on amounts surrendered or withdrawn.


Such average annual total return information for the Subaccounts is as follows:


                                            Period Since Inception
Subaccount                                  10/31/00 to 12/31/00
----------                                  ----------------------
Money Market                                        -29.56%
Bond                                                -18.99%
Balanced                                            -34.02%
Growth and Income Stock                             -41.91%
Capital Appreciation Stock                          -50.83%
Mid-Cap Stock                                       -18.97%
Emerging Growth                                     -72.81%
High Income                                         -30.81%
International Stock                                 -43.75%
Global Securities                                   -24.42%



The chart below corresponds to the chart on the previous page showing returns for periods prior to the date the Variable Account commenced operations, except that the chart below does not reflect the surrender charge.

Such average annual total return information for the Subaccounts is as follows:


                                          For the        For the            For the         For the period
                                          1-year         5-year             10-Year         from date
                                          period         period             period          of inception
                                          ended          ended              ended           of fund to
Subaccount                                12/31/00       12/31/00           12/31/00        12/31/00
----------                                --------       --------           --------        --------
Money Market                               4.23%             3.52%            2.95%             3.96%
Bond                                       6.49%             3.41%            5.08%             6.27%
Balanced                                   2.69%            10.16%            9.83%             9.93%
Growth and Income Stock                    0.52%            15.84%           14.78%            13.24%
Capital Appreciation Stock                 2.00%            18.31%            N/A              17.54%
Mid-Cap Stock                             21.64%             N/A              N/A              19.31%
Emerging Growth                            N/A               N/A              N/A             -57.31%
High Income                                N/A               N/A              N/A               1.99%
International Stock                        N/A               N/A              N/A             -15.98%
Global Securities                          N/A               N/A              N/A              10.80%

The  Company may  disclose  cumulative  total  returns in  conjunction  with the
standard  formats   described  above.  The  cumulative  total  returns  will  be calculated using the following formula:

         CTR      =        (ERV/P) - 1
Where:
         CTR      =        The cumulative total return net of Subaccount
                           recurring charges for the period.
         ERV      =        The ending redeemable value of the hypothetical
                           investment at the end of the period.
         P        =        A hypothetical single payment of $1,000.

Effect of the Annual Contract Fee on Performance Data

The Contract provides for a $30 annual Contract fee to be deducted annually at the end of each Contract Year, from the Subaccounts based on the proportion of the Variable Contract Value invested in each such Subaccount. For purposes of reflecting the Contract fee in yield and total return quotations, the annual charge is converted into a per-dollar per-day charge based on the average Variable Contract Value in the Variable Account of all Contracts on the last day of the period for which quotations are provided. The per-dollar per-day average charge will then be adjusted to reflect the basis upon which the particular quotation is calculated.

                            VARIABLE INCOME PAYMENTS

Assumed Investment Rate

The discussion concerning the amount of variable income payments which follows this section is based on an assumed investment rate of 3.5% per year. The assumed investment rate is used merely in order to determine the first monthly payment per thousand dollars of applied value. This rate does not bear any relationship to the actual net investment experience of the Variable Account or of any Subaccount.

Amount of Variable Income Payments

The amount of the first variable income payment to a Payee will depend on the amount (i.e., the adjusted Contract Value, the Surrender Value, the death benefit) applied to effect the variable income payment as of the Annuity Date, the income payment option selected, and the age and sex (if, applicable) of the Annuitant. The Contracts contain tables indicating the dollar amount of the first income payment under each income payment option for each $1,000 applied at various ages. These tables are based upon the Annuity 2000 Table (promulgated by the Society of Actuaries) and an assumed investment rate of 3.5% per year.

The portion of the first monthly variable income payment derived from a Subaccount is divided by the Income Unit value for that Subaccount (calculated as of the date of the first monthly payment). The number of such units will remain fixed during the annuity period, assuming the Payee makes no exchanges of Income Units for Income Units of another Subaccount.

In any subsequent month, for any Contract, the dollar amount of the variable income payment derived from each Subaccount is determined by multiplying the number of Income Units of that Subaccount attributable to that Contract by the value of such Income Unit at the end of the Valuation Period immediately preceding the date of such payment.

The Income Unit value will increase or decrease from one payment to the next in proportion to the net investment return of the Subaccount or Subaccounts supporting the variable income payments, less an adjustment to neutralize the 3.5% assumed investment rate referred to above. Therefore, the dollar amount of income payments after the first will vary with the amount by which the net investment return of the appropriate Subaccounts is greater or less than 3.5% per year. For example, for a Contract using only one Subaccount to generate variable income payments, if that Subaccount has a cumulative net investment return of 5% over a one year period, the first income payment in the next year will be approximately 1 1/2% greater than the payment on the same date in the preceding year. If such net investment return is 1% over a one year period, the first income payment in the next year will be approximately 2 1/2 percentage points less than the payment on the same date in the preceding year. (See also "Variable Income Payments" in the Prospectus.)

Income Unit Value

The value of an Income Unit is calculated at the same time that the value of an Accumulation Unit is calculated and is based on the same values for Fund shares and other assets and liabilities. (See "Variable Contract Value" in the Prospectus.) The Income Unit value for each Subaccount's first Valuation Period was set at $100. The Income Unit value for a Subaccount is calculated for each subsequent Valuation Period by dividing (1) by (2), then multiplying this quotient by (3) and then multiplying the result by (4), where:

          (1)  is the Accumulation Unit value for the current Valuation Period;

          (2) is the Accumulation Unit value for the immediately preceding Valuation Period;

          (3) is the Income Unit value for the immediately preceding Valuation Period; and

          (4) is a special factor designed to compensate for the assumed investment rate of 3.5% built into the table used to compute the first variable income payment.

The following illustrations show, by use of hypothetical examples, the method of determining the Income Unit value and the amount of several variable income payments based on one Subaccount.

Illustration of Calculation of Income Unit Value

1.  Accumulation Unit value for current Valuation Period                                12.56
2.  Accumulation Unit value for immediately preceding Valuation Period                  12.55
3.  Income Unit value for immediately preceding Valuation Period                       103.41
4.  Factor to compensate for the assumed investment rate of 3.5%                         0.99990575
5.  Income Unit value of current Valuation Period ((1) / (2)) x (3) x (4)              103.48

Illustration of Variable Income Payments

1.   Number of Accumulation Units at Annuity Date                                    1,000.00
2.   Accumulation Unit value                                                           $18.00
3.   Adjusted Contract Value (1)x(2)                                               $18,000.00
4.   First monthly income payment per $1,000 of adjusted Contract Value                 $5.63
5.   First monthly income payment (3)x(4), 1,000                                      $101.34
6.   Income Unit value                                                                 $98.00
7.   Number of Income Units (5), (6)                                                     1.034
8.   Assume Income Unit value for second month equal to                                $99.70
9.   Second monthly income payment (7)x(8)                                            $103.09
10.  Assume Income Unit value for third month equal to                                 $95.30
11.  Third monthly income payment (7)x(10)                                             $98.54

                                  LEGAL MATTERS

All matters relating to Iowa law pertaining to the Contracts, including the validity of the Contracts and the Company's authority to issue the Contracts, have been passed upon by Kevin S. Thompson, Vice President, Deputy General Counsel of the Company.

                                     EXPERTS


The financial statements of the Variable Annuity Account as of December 31, 2000, including a statement of assets and liabilities, a statement of operations for the year then ended, a statement of changes in net assets for the years ended December 31, 2000 and 1999, and accompanying notes are included in this Statement of Additional Information. The financial statements have been audited by PricewaterhouseCoopers LLP, independent accountants, as set forth in their report herein, and are included herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

The statutory basis statements of admitted assets, liabilities and surplus of the Company as of December 31, 2000 and 1999, and the related statements of operations, changes in unassigned surplus, and cash flows for the years ended December 31, 2000, 1999, and 1998, are included in this Statement of Additional Information. The 2000 and 1999 financial statements have been audited by PricewaterhouseCoopers LLP, independent accountants, as set forth in their report herein, and are included herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. The financial statements for the fiscal year ended December 31, 1998 have been audited by other auditors.

The report of PricewaterhouseCoopers LLP covering the December 31, 2000, financial statements contains an explanatory paragraph that states that the Company prepared the financial statements using accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division, which practices differ from generally accepted accounting principles.

                                OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

                              FINANCIAL STATEMENTS


The audited financial statements of the Variable Account as of December 31, 2000, including a statement of assets and liabilities, a statement of operations for the year then ended, a statement of changes in net assets for the years ended December 31, 2000 and 1999, and accompanying notes, as well as the Independent Accountants Report are included in this Statement of Additional Information.

The Company's statutory basis statements of admitted assets, liabilities and surplus as of December 31, 2000 and 1999, and the related statutory basis statements of operations, changes in unassigned surplus, and cash flows for the years ended December 31, 2000, 1999 and 1998, as well as the Independent Accountants Reports, which are included in this Statement of Additional Information, should be considered only as bearing on the Company's ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.


                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
         MEMBERS Variable Annuity II and MEMBERS Choice Variable Annuity
                      Statements of Assets and Liabilities
                                December 31, 2000

                                                                                                                        Capital
                                          Money                                                    Growth and        Appreciation
                                         Market               Bond              Balanced          Income Stock           Stock
Assets:                                Subaccount          Subaccount          Subaccount          Subaccount         Subaccount

Investments in Ultra Series Fund:
   (note 2)

Money Market Fund,
   476,320 shares at net asset
   value of $1.00 per share
   (cost $476,320)                       $476,320           $      --        $        --         $        --         $        --

Bond Fund,
   61,674 shares at net asset
   value of $10.15 per share
   (cost $633,209)                             --             626,199                 --                  --                  --

Balanced Fund,
   131,577 shares at net asset
   value of $20.45 per share
   (cost $2,692,511)                           --                  --          2,690,641                  --                  --

Growth and Income Stock Fund,
   101,273 shares at net asset
   value of $33.41 per share
   (cost $3,356,725)                           --                  --                 --           3,383,763                  --

Capital Appreciation Stock Fund,
   86,059 shares at net asset
   value of $26.39 per share
   (cost $2,256,695)                           --                  --                 --                  --           2,271,374
                                         --------            --------         ----------          ----------          ----------
     Total assets                         476,320             626,199          2,690,641           3,383,763           2,271,374
                                         --------            --------         ----------          ----------          ----------
Liabilities:
Accrued adverse mortality and
   expense charges                            278                 429              1,526               2,061               1,234
                                         --------            --------         ----------          ----------          ----------
     Total liabilities                        278                 429              1,526               2,061               1,234
                                         --------            --------         ----------          ----------          ----------
     Net assets                          $476,042            $625,770         $2,689,115          $3,381,702          $2,270,140
                                         ========            ========         ==========          ==========          ==========
Contract owners' equity:
Contracts in accumulation period
    (note 5)                             $476,042            $625,770         $2,689,115          $3,381,702          $2,270,140
Contracts in annuity period
    (note 2 and note 5)                        --                  --                 --                  --                  --
                                         --------            --------         ----------          ----------          ----------
     Total contract owners' equity       $476,042            $625,770         $2,689,115          $3,381,702          $2,270,140
                                         ========            ========         ==========          ==========          ==========
     Total units outstanding
       (note 5 and note 6)                 47,304              60,710            270,714             346,580             241,242
                                         ========            ========         ==========          ==========          ==========
     Net asset value per unit              $10.06              $10.31              $9.93               $9.76               $9.41
                                         ========            ========         ==========          ==========          ==========


See accompanying notes to financial statements.


                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
         MEMBERS Variable Annuity II and MEMBERS Choice Variable Annuity
                 Statements of Assets and Liabilities, continued
                                December 31, 2000

                                         Mid-Cap            Emerging              High            International         Global
                                          Stock              Growth              Income               Stock           Securities
Assets:                                Subaccount          Subaccount          Subaccount          Subaccount         Subaccount

Investments in Ultra Series Fund:
   (note 2)

Mid-Cap Stock Fund,
   90,766 shares at net asset
   value of $13.77 per share
   (cost $1,200,373)                   $1,249,908           $      --                 --           $      --           $      --

Emerging Growth Fund,
   93,887 shares at net asset
   value of $9.04 per share
   (cost $851,688)                             --             848,701                 --                  --                  --

High Income Fund,
   38,120 shares at net asset
   value of $9.86 per share
   (cost $376,087)                             --                  --            375,930                  --                  --

International Stock Fund,
   35,423 shares at net asset
   value of $9.74 per share
   (cost $339,770)                             --                  --                 --             344,888                  --

Global Securities Fund,
   13,314 shares at net asset
   value of $9.96 per share
   (cost $129,455)                             --                  --                 --                  --             132,666
                                       ----------           ---------          ---------           ---------           ---------
     Total assets                       1,249,908             848,701            375,930             344,888             132,666
                                       ----------           ---------          ---------           ---------           ---------
Liabilities
Accrued adverse mortality and
   expense charges                            705                 508                220                 224                  78
                                       ----------           ---------          ---------           ---------           ---------
     Total liabilities                        705                 508                220                 224                  78
                                       ----------           ---------          ---------           ---------           ---------
     Net assets                        $1,249,203            $848,193           $375,710            $344,664            $132,588
                                       ==========           =========          =========           =========           =========
Contract owners' equity:
Contracts in accumulation period
    (note 5)                           $1,249,203            $848,193           $375,710            $344,664            $132,588
Contracts in annuity period
    (note 2 and note 5)                        --                  --                 --                  --                  --
                                       ----------           ---------          ---------           ---------           ---------
     Total contract owners' equity     $1,249,203            $848,193           $375,710            $344,664            $132,588
                                       ==========           =========          =========           =========           =========
     Total units outstanding
       (note 5 and note 6)                122,396              97,734             37,438              35,456              13,024
                                       ==========           =========          =========           =========           =========
     Net asset value per unit              $10.21               $8.68             $10.04               $9.72              $10.18
                                       ==========           =========          =========           =========           =========


See accompanying notes to financial statements.


                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
         MEMBERS Variable Annuity II and MEMBERS Choice Variable Annuity
                            Statements of Operations
                         Period Ended December 31, 2000

                                                                                                                        Capital

                                          Money                                                    Growth and        Appreciation
                                         Market               Bond              Balanced          Income Stock           Stock
Investment income (loss):              Subaccount*         Subaccount*         Subaccount*         Subaccount*        Subaccount*
                                       -----------         -----------         -----------         -----------        -----------
  Dividend income                          $1,890             $16,488            $28,474             $11,964             $   616
  Adverse mortality and expense
   charges (note 3)                          (335)               (524)            (1,776)             (2,318)             (1,457)
                                        ---------           ---------          ---------           ---------           ---------
  Net investment income (loss)              1,555              15,964             26,698               9,646                (841)
                                        ---------           ---------          ---------           ---------           ---------
Realized and unrealized gain
   (loss) on investments:
  Realized gain (loss) on security
   transactions:

   Capital gain distributions received         --                  --                 --                  --                  --
   Proceeds from sale of securities         3,778              13,429              1,013                  --                  --
   Cost of securities sold                 (3,778)            (13,377)            (1,033)                 --                  --
                                        ---------           ---------          ---------           ---------           ---------
   Net realized gain (loss) on security
    transactions                               --                  52                (20)                 --                  --
  Net change in unrealized appreciation
   or depreciation on investments              --              (7,010)            (1,870)             27,038              14,679
                                        ---------           ---------          ---------           ---------           ---------
   Net gain (loss) on investments              --              (6,958)            (1,890)             27,038              14,679
                                        ---------           ---------          ---------           ---------           ---------
Net increase (decrease) in net assets
  resulting from operations                $1,555              $9,006            $24,808             $36,684             $13,838
                                        =========           =========          =========           =========           =========


                                         Mid-Cap            Emerging              High            International         Global
                                          Stock              Growth              Income               Stock           Securities

Investment income (loss):              Subaccount*         Subaccount*         Subaccount*         Subaccount*        Subaccount*
                                       -----------         -----------         -----------         -----------        -----------
  Dividend income                            $864                $710             $5,013                $295                $297
  Adverse mortality and expense charges
   (note 3)                                  (790)               (581)              (269)               (260)                (89)
                                        ---------           ---------          ---------           ---------           ---------
  Net investment income (loss)                 74                 129              4,744                  35                 208
                                        ---------           ---------          ---------           ---------           ---------
Realized and unrealized gain (loss)
  on investments:

  Realized gain (loss) on security
   transactions:
   Capital gain distributions received         --                  --                 --                  --                  --
   Proceeds from sale of securities           169                  28             12,998                 212                  --
   Cost of securities sold                   (173)                (28)           (13,127)               (216)                 --
                                        ---------           ---------          ---------           ---------           ---------
   Net realized gain (loss) on
    security transactions                      (4)                 --               (129)                 (4)                 --
  Net change in unrealized
    appreciation or depreciation
    on investments                         49,535              (2,987)              (157)              5,118               3,211
                                        ---------           ---------          ---------           ---------           ---------
   Net gain (loss) on investments          49,531              (2,987)              (286)              5,114               3,211
                                        ---------           ---------          ---------           ---------           ---------
Net increase (decrease) in net assets
  resulting from operations               $49,605             ($2,858)            $4,458              $5,149              $3,419
                                        =========           =========          =========           =========           =========


See accompanying notes to financial statements.

*The data is for the period beginning November 7, 2000 (date of initial activity).


                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
         MEMBERS Variable Annuity II and MEMBERS Choice Variable Annuity
                       Statements of Changes in Net Assets
                         Period Ended December 31, 2000

                                                 MONEY MARKET SUBACCOUNT                                 BOND SUBACCOUNT
Operations:                                               2000*                                               2000*
                                                          -----                                               -----
  Net investment income (loss)                           $1,555                                              $15,964
  Net realized gain (loss) on
   security transactions                                     --                                                   52
  Net change in unrealized appreciation
   or depreciation on investments                            --                                               (7,010)
                                                     ----------                                           ----------
    Change in net assets from operations                  1,555                                                9,006
                                                     ----------                                           ----------
Capital unit transactions (note 5):

  Proceeds from sales of units                          478,237                                              618,039
  Cost of units repurchased                              (3,750)                                              (1,275)
  Actuarial adjustments for mortality
   experience on annuities in payment period                 --                                                   --
  Annuity benefit payments                                   --                                                   --
                                                     ----------                                           ----------
   Change in net assets from capital
    unit transactions                                   474,487                                              616,764
                                                     ----------                                           ----------
Increase (decrease) in net assets                       476,042                                              625,770
Net assets:

  Beginning of period                                        --                                                   --
                                                     ----------                                           ----------
  End of period                                        $476,042                                             $625,770
                                                     ==========                                           ==========


                                                   BALANCED SUBACCOUNT                         GROWTH AND INCOME STOCK SUBACCOUNT

Operations:                                               2000*                                               2000*
                                                          -----                                               -----
  Net investment income (loss)                          $26,698                                               $9,646
  Net realized gain (loss) on
   security transactions                                    (20)                                                  --
  Net change in unrealized appreciation
   or depreciation on investments                        (1,870)                                              27,038
                                                     ----------                                           ----------
    Change in net assets from operations                 24,808                                               36,684
                                                     ----------                                           ----------
Capital unit transactions (note 5):

  Proceeds from sales of units                        2,675,004                                            3,348,794
  Cost of units repurchased                             (10,697)                                              (3,776)
  Actuarial adjustments for mortality
   experience on annuities in payment period                 --                                                   --
  Annuity benefit payments                                   --                                                   --
                                                     ----------                                           ----------
   Change in net assets from capital
    unit transactions                                 2,664,307                                            3,345,018
                                                     ----------                                           ----------
Increase (decrease) in net assets                     2,689,115                                            3,381,702
Net assets:

  Beginning of period                                        --                                                   --
                                                     ----------                                           ----------
  End of period                                      $2,689,115                                           $3,381,702
                                                     ==========                                           ==========


See accompanying notes to financial statements.

*The data is for the period beginning November 7, 2000 (date of initial activity).


                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
         MEMBERS Variable Annuity II and MEMBERS Choice Variable Annuity
                 Statements of Changes in Net Assets, continued
                         Period Ended December 31, 2000

                                          CAPITAL APPRECIATION STOCK SUBACCOUNT                     MID-CAP STOCK SUBACCOUNT

Operations:                                               2000*                                               2000*
                                                          -----                                               -----
  Net investment income (loss)                            ($841)                                                 $74
  Net realized gain (loss) on
   security transactions                                     --                                                   (4)
  Net change in unrealized appreciation
   or depreciation on investments                        14,679                                               49,535
                                                     ----------                                           ----------
    Change in net assets from operations                 13,838                                               49,605
                                                     ----------                                           ----------
Capital unit transactions (note 5):

  Proceeds from sales of units                        2,261,073                                            1,202,806
  Cost of units repurchased                              (4,771)                                              (3,208)
  Actuarial adjustments for mortality
   experience on annuities in payment period                 --                                                   --
  Annuity benefit payments                                   --                                                   --
                                                     ----------                                           ----------
   Change in net assets from capital
    unit transactions                                 2,256,302                                            1,199,598
                                                     ----------                                           ----------
Increase (decrease) in net assets                     2,270,140                                            1,249,203
Net assets:

  Beginning of period                                        --                                                   --
                                                     ----------                                           ----------
  End of period                                      $2,270,140                                           $1,249,203
                                                     ==========                                           ==========


                                               EMERGING GROWTH SUBACCOUNT                            HIGH INCOME SUBACCOUNT

Operations:                                               2000*                                               2000*
                                                          -----                                               -----
  Net investment income (loss)                             $129                                               $4,744
  Net realized gain (loss) on
   security transactions                                     --                                                 (129)
  Net change in unrealized appreciation
   or depreciation on investments                        (2,987)                                                (157)
                                                     ----------                                           ----------
    Change in net assets from operations                 (2,858)                                               4,458
                                                     ----------                                           ----------
Capital unit transactions (note 5):

  Proceeds from sales of units                          851,564                                              372,517
  Cost of units repurchased                                (513)                                              (1,265)
  Actuarial adjustments for mortality
   experience on annuities in payment period                 --                                                   --
  Annuity benefit payments                                   --                                                   --
                                                     ----------                                           ----------
   Change in net assets from capital
    unit transactions                                   851,051                                              371,252
                                                     ----------                                           ----------
Increase (decrease) in net assets                       848,193                                              375,710
Net assets:

  Beginning of period                                        --                                                   --
                                                     ----------                                           ----------
  End of period                                        $848,193                                             $375,710
                                                     ==========                                           ==========


See accompanying notes to financial statements.

*The data is for the period beginning November 7, 2000 (date of initial activity).


                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
         MEMBERS Variable Annuity II and MEMBERS Choice Variable Annuity
                 Statements of Changes in Net Assets, continued
                         Period Ended December 31, 2000

                                            INTERNATIONAL STOCK SUBACCOUNT                       GLOBAL SECURITIES SUBACCOUNT

Operations:                                               2000*                                               2000*
                                                          -----                                               -----
  Net investment income (loss)                              $35                                                 $208
  Net realized gain (loss) on
   security transactions                                     (4)                                                  --
  Net change in unrealized appreciation
   or depreciation on investments                         5,118                                                3,211
                                                     ----------                                           ----------
    Change in net assets from operations                  5,149                                                3,419
                                                     ----------                                           ----------
Capital unit transactions (note 5):

  Proceeds from sales of units                          339,815                                              129,169
  Cost of units repurchased                                (300)                                                  --
  Actuarial adjustments for mortality
   experience on annuities in payment period                 --                                                   --
  Annuity benefit payments                                   --                                                   --
                                                     ----------                                           ----------
   Change in net assets from capital
    unit transactions                                   339,515                                              129,169
                                                     ----------                                           ----------
Increase (decrease) in net assets                       344,664                                              132,588
Net assets:

  Beginning of period                                        --                                                   --
                                                     ----------                                           ----------
  End of period                                        $344,664                                             $132,588
                                                     ==========                                           ==========


See accompanying notes to financial statements.

*The data is for the period beginning November 7, 2000 (date of initial activity).

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
         MEMBERS Variable Annuity II and MEMBERS Choice Variable Annuity
                          Notes to Financial Statements

(1)  Organization

     The CUNA Mutual Life Variable Annuity Account (the Variable Account) is a unit investment trust registered under the Investment Company Act of 1940 with the Securities and Exchange Commission (SEC). The Variable Account was established as a separate investment account within CUNA Mutual Life Insurance Company (the Company) to receive and invest net premiums paid under variable annuity contracts (Contracts).

     Although the assets in the Variable Account are the property of the Company, the assets in the Variable Account attributable to the Contracts are not chargeable with liabilities arising out of any other business which the Company may conduct. The net assets of the Variable Account are available to cover the general liabilities of the Company only to the extent that the Variable Account's assets exceed its liabilities arising under the Contracts. The Company has the right to transfer to the general account any assets of the Variable Account which are in excess of reserves and other contract liabilities. All obligations arising under the Contracts are general corporate obligations of the Company.

(2)  Significant Accounting Policies

     Investments

     The Variable Account currently is divided into ten subaccounts but may, in the future, include additional subaccounts. Each subaccount invests exclusively in shares of a single underlying fund. (The term fund is used to mean an investment portfolio sometimes called a series, i.e., Ultra Series Fund (Class Z shares) or any other open-end management investment company or unit investment trust in which a subaccount invests.) The income, gains and losses, realized or unrealized, from the assets allocated to each subaccount are credited to or charged against that subaccount without regard to income, gains or losses from any other subaccount.

     The Variable Account invests in shares of Ultra Series Fund, a management investment company of the series type with ten funds. It is registered with the SEC as an open-end, management investment company. Such registration does not involve supervision of the management or investment practices or policies of the company or their funds by the SEC.

     Ultra Series Fund currently has ten funds available as investment options under the Contracts. It may, in the future, create additional funds or classes that may or may not be available as investment options under the Contracts. Each fund has its own investment objective and the income, gains and losses for each fund are determined separately for that fund.

     MEMBERS Capital Advisors, Inc. serves as the investment adviser to the Ultra Series Fund and manages its assets in accordance with general policies and guidelines established by the board of trustees of the Ultra Series Fund. The Company owns one half of MEMBERS Capital Advisors' outstanding stock and one half is owned indirectly by CUNA Mutual Insurance Society.

     The assets of each fund are held separate from the assets of the other funds, and each fund is offered at a price equal to its respective net asset value per share, without sales charge. Dividends and capital gain distributions from each fund are reinvested in that fund. Investments in shares of the funds are stated at market value which is the net asset value per share as determined by the funds. Realized gains and losses from security transactions are reported on an average cost basis. Dividend income is recorded on the ex-dividend date.

     Federal Income Taxes

     Currently, no charge is made against the Variable Account for any federal, state or local taxes (other than premium taxes) that the Company incurs or that may be attributable to the Variable Account or the Contracts. The Company may, however, make such a charge in the future from surrender value, death benefits or annuity payments, as appropriate. Such taxes may include taxes (levied by any government entity) which the Company determines to have resulted from: (1) the establishment or maintenance of the Variable Account, (2) receipt by the Company of purchase payments, (3) issuance of the Contracts, or (4) the payment of annuity payments.

     Annuity Reserves

     Annuity reserves are computed for contracts in the payout stage according to the Annuity 2000 Mortality Table. No contracts in the Variable Account were in the payout stage at December 31, 2000. The assumed investment return is 3.5%. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if reserves exceed amounts required, transfers may be made to the insurance company.

     Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3)  Fees and Charges

     Contract Charges

     Surrender Charge/Contingent Deferred Sales Charge (MEMBERS Variable Annuity II only). At the time purchase payments are paid, no charge is deducted for sales expenses. However, a surrender charge is deducted upon surrender or partial withdrawal of purchase payments within 7 years of their being paid and, in certain circumstances, upon payment of a death benefit or the election of certain annuity payment options.

     For purchase payments withdrawn or surrendered within one year of having been paid, the charge is 7% of the amount of the payment withdrawn or surrendered. The surrender charge decreases by 1% for each full year that has elapsed since the purchase payment was made. No surrender charge is assessed upon the withdrawal or surrender of the contract value in excess of aggregate purchase payments or on purchase payments made more than 7 years prior to the withdrawal or surrender.

     Subject to certain restrictions for the first partial withdrawal (or surrender) in each contract year, an amount equal to 10% of aggregate purchase payments subject to a surrender charge (as of the time of withdrawal or surrender) may be surrendered without a surrender charge. The surrender charge also may be waived in certain circumstances as provided in the Contracts.

     Annual Contract Fee. On each contract anniversary (or upon surrender of the Contract) prior to the annuity date, the Company deducts an annual contract fee of $30 from the variable contract value. After the annuity date, the Company deducts this fee from variable annuity payments. A pro-rated portion of the fee is deducted upon annuitization of a Contract except on a contract anniversary. The Company currently waives this fee for contracts with $25,000 or more of contract value.

     Annual Rider Charges. The Company deducts a charge on each contract anniversary for each of two optional death benefit riders. The charge is 0.15% of the average monthly contract value for the prior contract year.

     Transfer Fee. No charge is made for transfers. However, the Company reserves the right to charge $10 for the 13th and each subsequent transfer during a Contract year.

     Premium Taxes. If state or other premium taxes are applicable to a Contract, they will be deducted either: (a) from purchase payments as they are received, (b) from contract value upon surrender or partial withdrawal,
     (c) upon application of adjusted contract value to an annuity payment option, or (d) upon payment of a death benefit. The Company, however, reserves the right to deduct premium taxes at the time it pays such taxes.

     Variable Account Charges

     Mortality and Expense Risk Charge. The Company deducts a daily mortality and expense risk charge to compensate it for assuming certain mortality and expense risks. The charge is deducted from the assets of the Variable Account at an annual rate of 1.15%.

(4)  Investment Transactions

     The  cost  of  shares   purchased,   including   reinvestment  of  dividend
     distributions, during the period ended December 31, 2000, was as follows:

     Money Market Fund............................................. $   480,098
     Bond Fund.....................................................     646,586
     Balanced Fund.................................................   2,693,544
     Growth and Income Stock Fund..................................   3,356,725
     Capital Appreciation Stock Fund...............................   2,256,695
     Mid-Cap Stock Fund............................................   1,200,546
     Emerging Growth Fund..........................................     851,716
     High Income Fund..............................................     389,214
     International Stock Fund......................................     339,986
     Global Securities Fund........................................     129,455

(5)  Accumulation Unit Activity from Contract Transactions

     Transactions in accumulation units of each subaccount of the Variable Account for the period November 7, 2000 through December 31, 2000 were as follows:

                                                                                                                        Capital

                                                          Money                                        Growth and    Appreciation
                                                         Market           Bond           Balanced     Income Stock       Stock
                                                       Subaccount      Subaccount       Subaccount     Subaccount     Subaccount

     Units for contracts in accumulation period:
     Sold                                                 47,678           60,834         271,792        346,971         241,745
     Repurchased                                            (374)            (124)         (1,078)          (391)           (503)
                                                       ---------        ---------       ---------      ---------       ---------
     Outstanding at December 31, 2000                     47,304           60,710         270,714        346,580         241,242
                                                       ---------        ---------       ---------      ---------       ---------

     Units for annuitized contracts:

     Sold                                                     --               --              --             --              --
     Repurchased                                              --               --              --             --              --
                                                       ---------        ---------       ---------      ---------       ---------
     Outstanding at December 31, 2000                         --               --              --             --              --
                                                       ---------        ---------       ---------      ---------       ---------
     Total units outstanding December 31, 2000            47,304           60,710         270,714        346,580         241,242
                                                       =========        =========       =========      =========       =========


                                                         Mid-Cap        Emerging           High       International     Global
                                                          Stock          Growth           Income          Stock       Securities
     Units for contracts in accumulation period:       Subaccount      Subaccount       Subaccount     Subaccount     Subaccount
                                                       ----------      ----------       ----------     ----------     ----------
     Sold                                                122,724           97,794          37,566         35,488          13,024
     Repurchased                                            (328)             (60)           (128)           (32)             --
                                                       ---------        ---------       ---------      ---------       ---------
     Outstanding at December 31, 2000                    122,396           97,734          37,438         35,456          13,024
                                                       ---------        ---------       ---------      ---------       ---------

     Units for annuitized contracts:

     Sold                                                     --               --              --             --              --
     Repurchased                                              --               --              --             --              --
                                                       ---------        ---------       ---------      ---------       ---------
     Outstanding at December 31, 2000                         --               --              --             --              --
                                                       ---------        ---------       ---------      ---------       ---------

     Total units outstanding December 31, 2000           122,396           97,734          37,438         35,456          13,024
                                                       =========        =========       =========      =========       =========

(6)  Condensed Financial Information

     The table below gives per unit information about the financial history of each subaccount for each period.

                                              Money Market                Bond                  Balanced           Growth and Income
                                               Subaccount              Subaccount              Subaccount          Stock Subaccount

     Unit value:                                  2000                    2000                    2000                   2000
                                                  ----                    ----                    ----                   ----
       Beginning of period                       $10.00*                 $10.00*                 $10.00*                $10.00*
       End of period                              10.06                   10.31                    9.93                   9.76

     Percentage increase (decrease)
       in unit value during  period                0.60%**                 3.10%**                (0.70%)**              (2.40%)**

     Number of units outstanding
       at end of period                          47,304                   60,710                 270,714               346,580


       *The MEMBERS Variable Annuity II and MEMBERS Choice Variable Annuity product inception date was November 7, 2000, with all subaccounts starting with a $10.00 unit price.

     **Not annualized.


                                          Capital Appreciation           Mid-Cap             Emerging Growth          High Income
                                            Stock Subaccount        Stock Subaccount           Subaccount             Subaccount

     Unit value:                                  2000                    2000                    2000                   2000
                                                  ----                    ----                    ----                   ----

       Beginning of period                       $10.00*                 $10.00*                 $10.00*                $10.00*
       End of period                               9.41                   10.21                    8.68                  10.04

     Percentage increase (decrease)
       in unit value during  period               (5.90%)**                2.10%**               (13.20%)**               0.40%**

     Number of units outstanding
       at end of period                         241,242                  122,396                  97,734                37,438


                         International Global Securities

                           Stock Subaccount Subaccount

     Unit value:                                  2000                    2000
                                                  ----                    ----

       Beginning of period                       $10.00*                 $10.00*
       End of period                               9.72                   10.18

     Percentage increase (decrease)
       in unit value during  period               (2.80%)**                1.80%**

     Number of units outstanding
       at end of period                          35,456                   13,024



       *The MEMBERS Variable Annuity II and MEMBERS Choice Variable Annuity product inception date was November 7, 2000, with all subaccounts starting with a $10.00 unit price.

     **Not annualized.

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
         MEMBERS Variable Annuity II and MEMBERS Choice Variable Annuity
                        Report of Independent Accountants

To the Board of Directors of CUNA Mutual Life Insurance Company and Contract Owners of CUNA Mutual Life Variable Annuity Account

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of CUNA Mutual Life Variable Annuity Account (comprising, respectively, the Money Market, Bond, Balanced, Growth and Income Stock, Capital Appreciation Stock, Mid-Cap Stock, Emerging Growth, High Income, International Stock and Global Securities Subaccounts for MEMBERS Variable Annuity II and MEMBERS Choice Variable Annuity) as of December 31, 2000, the results of each of their operations and the changes in each of their net assets for the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the CUNA Mutual Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of the number of shares owned at December 31, 2000 with Ultra Series Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Milwaukee, Wisconsin

February 9, 2001

                       CUNA Mutual Life Insurance Company
                   Report on Audits of Financial Statements -
                                Statutory Basis
              For the Years Ended December 31, 2000, 1999 and 1998

                        Report of Independent Accountants

The Board of Directors
CUNA Mutual Life Insurance Company:

We have audited the accompanying statutory statements of admitted assets, liabilities and surplus of CUNA Mutual Life Insurance Company (the "Company") as of December 31, 2000 and 1999, and the related statutory statements of operations, changes in surplus and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. The statutory financial statements of the Company for the year ended December 31, 1998, were audited by other independent accountants whose report dated March 19, 1999, expressed an unqualified opinion on those statements as to conformity with the basis of accounting described in Note 2. The other independent accountants also expressed an adverse opinion with regard to accounting principles generally accepted in the United States of America, as a result of the material differences between the basis of accounting described in
Note 2 and accounting principles generally accepted in the United States of America.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division, which practices differ from accounting principles generally accepted in the United States of America. The effects on the 1999 and 1998 financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America are material, as described in Note 2. The effects of such variances on the 2000 financial statements, although not reasonably determinable as of this date, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2000 and 1999, or the results of its operations or its cash flows for the years then ended.

In our opinion, the 2000 and 1999 financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2000 and 1999, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 2.

As discussed in Note 2 to the financial statements, the Company changed its method of calculating policy reserves for certain variable annuity contracts in 2000.

Out audit was conducted for the purpose of forming an opinion on the basic statutory financial statements taken as a whole. The accompanying Supplemental Schedule of Assets and Liabilities of the Company as of December 31, 2000, and for the year then ended is presented for purposes of additional analysis and is not a required part of the basic statutory financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic statutory financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic statutory financial statements taken as a whole.

PRICEWATERHOUSECOOPERS LLP
Milwaukee, Wisconsin
April 6, 2001

                       CUNA MUTUAL LIFE INSURANCE COMPANY
        Statutory Statements of Admitted Assets, Liabilities and Surplus
                           December 31, 2000 and 1999
                                 (000s omitted)

---------------------------------------------------------------------------------------------------------------
                     Admitted Assets                                       2000                         1999
---------------------------------------------------------------------------------------------------------------
Investments:
  Bonds and notes                                                         $1,412,213                 $1,509,325
  Preferred stocks                                                                 4                         41
  Common stocks                                                              133,123                     76,280
  Investments in subsidiaries and affiliates                                  14,562                      5,806
  Mortgage loans on real estate                                              340,825                    325,603
  Real estate occupied by the Company - at cost, less
accumulated depreciation (2000 - $11,044; 1999 - $10,658)                      5,506                      5,733
Investment real estate - at cost, less accumulated
depreciation (2000 - $24,939; 1999 - $21,700)                                 58,306                     53,013
  Policy loans                                                               103,054                    101,830
  Other invested assets                                                       19,780                     18,311
  Receivable for securities                                                    6,332                      7,250
  Cash and short-term investments                                             48,715                     87,518
---------------------------------------------------------------------------------------------------------------

Total cash and investments                                                 2,142,420                  2,190,710

Premiums receivable                                                           17,984                     16,274
Accrued investment income                                                     25,537                     26,680
Electronic data processing equipment
  at cost, less accumulated depreciation
 (2000 - $5,792; 1999 - $7,070)                                                2,367                      1,610
Receivable from affiliates                                                    12,901                     12,169
Other assets                                                                   1,680                      1,685
Assets held in separate accounts                                           2,935,817                  2,611,459
---------------------------------------------------------------------------------------------------------------

Total admitted assets                                                     $5,138,706                 $4,860,587
---------------------------------------------------------------------------------------------------------------

See accompanying notes to statutory financial statements.


                       CUNA MUTUAL LIFE INSURANCE COMPANY
  Statutory Statements of Admitted Assets, Liabilities and Surplus (continued)
                           December 31, 2000 and 1999
                                 (000s omitted)

---------------------------------------------------------------------------------------------------------------
                          Liabilities and Surplus                          2000                         1999
---------------------------------------------------------------------------------------------------------------
Liabilities:
  Policy reserves:
     Life insurance and annuity contracts                                 $1,611,903                 $1,649,573
     Accident and health contracts                                            15,543                     14,106
  Supplementary contracts without life contingencies                          82,914                     80,747
  Policyholders' dividend accumulation                                       160,234                    157,858
  Policy and contract claims                                                  11,808                     10,373
  Other policyholders' funds:
     Dividends payable to policyholders                                       25,860                     25,190
     Premiums and other deposit funds                                          2,800                      3,573
  Interest maintenance reserve                                                     -                      3,482
  Payable to affiliates                                                       17,305                     17,959
  Amounts held for others                                                     19,647                     18,952
  Commissions, expenses, taxes, licenses and fees accrued                     19,000                     17,728
  Asset valuation reserve                                                     64,506                     56,762
  Loss contingency reserve for investments                                     6,940                      5,800
  Federal income taxes due and accrued                                        16,392                     15,906
  Note payable                                                                 1,300                      1,300
  Payable for securities                                                       4,787                      2,887
  Other liabilities                                                              918                        577
  Liabilities held in separate accounts                                    2,857,907                  2,555,312
---------------------------------------------------------------------------------------------------------------

Total liabilities                                                          4,919,764                  4,638,085
---------------------------------------------------------------------------------------------------------------

Surplus:
  Unassigned surplus                                                         218,942                    222,502
---------------------------------------------------------------------------------------------------------------

Total surplus                                                                218,942                    222,502
---------------------------------------------------------------------------------------------------------------

Total liabilities and surplus                                             $5,138,706                 $4,860,587
---------------------------------------------------------------------------------------------------------------

See accompanying notes to statutory financial statements.


                       CUNA MUTUAL LIFE INSURANCE COMPANY
                       Statutory Statements of Operations
                  Years Ended December 31, 2000, 1999 and 1998
                                 (000s omitted)

-------------------------------------------------------------------------------------------------------------------
                                                                          2000           1999               1998
-------------------------------------------------------------------------------------------------------------------
Income:
  Premiums and other considerations:
    Life and annuity contracts                                         $  518,514      $  515,917        $  466,203
    Accident and health contracts                                          27,553          21,892            18,292
    Supplementary contracts and dividend accumulations                     40,767          38,294            43,547
    Other deposit funds                                                   271,345         254,015           159,786
  Net investment income                                                   144,656         148,915           148,998
  Reinsurance commissions                                                   9,237           8,661             7,871
  Separate accounts income and fees                                        29,088          22,723            15,892
  Other income                                                              8,138           6,362             5,760
-------------------------------------------------------------------------------------------------------------------

Total income                                                            1,049,298       1,016,779           866,349
-------------------------------------------------------------------------------------------------------------------

Benefits and Expenses:
  Death and annuity benefits                                              228,442         224,978           123,982
  Surrender benefits                                                      250,527         207,924           189,343
  Payments on supplementary contracts without life
    contingencies and dividend accumulations                               44,756          41,862            47,431
  Other benefits to policyholders and beneficiaries                        20,722          20,494            18,244
  Decrease in policy reserves - life and annuity
    contracts and accident and health insurance                          (36,233)        (21,204)          (76,839)
  Increase in liabilities for supplementary contracts without life
    contingencies and policyholders' dividend accumulations                 4,536           6,271             5,687
  Decrease in group annuity reserves                                        (584)           (523)             (225)
  Increase in benefit fund                                                    939             902               870
  General insurance expenses, including cost of collection in excess
    of loading on due and deferred premiums and other expenses             66,950          64,451            60,126
  Insurance taxes, licenses, fees and commissions                          64,754          59,186            49,305
  Net transfers to separate accounts                                      365,538         367,835           408,384
-------------------------------------------------------------------------------------------------------------------

Total benefits and expenses                                             1,010,347         972,176           826,308
-------------------------------------------------------------------------------------------------------------------

Income before dividends to policyholders, federal
     income taxes, and net realized capital gains (losses)                 38,951          44,603            40,041
Dividends to policyholders                                                 25,793          25,107            24,441
-------------------------------------------------------------------------------------------------------------------

Income before federal income taxes and
     net realized capital gains (losses)                                   13,158          19,496            15,600
Federal income taxes                                                        6,762           7,802             4,436
-------------------------------------------------------------------------------------------------------------------

Income before net realized capital gains (losses)                           6,396          11,694            11,164
Net realized capital gains (losses), less federal income taxes and
    transfers to the interest maintenance reserve                           (616)           7,099             (317)
-------------------------------------------------------------------------------------------------------------------

Net income                                                             $    5,780      $   18,793        $   10,847
-------------------------------------------------------------------------------------------------------------------

See accompanying notes to statutory financial statements.


                       CUNA MUTUAL LIFE INSURANCE COMPANY
                   Statutory Statements of Changes in Surplus
                  Years Ended December 31, 2000, 1999 and 1998
                                 (000s omitted)

-------------------------------------------------------------------------------------------------------------------
                                                                         2000             1999             1998
-------------------------------------------------------------------------------------------------------------------
Balance at beginning of year                                          $   222,502     $   205,757      $    190,681

Additions (deductions):
  Net income                                                                5,780          18,793            10,847
  Change in unrealized gains on investments in bonds and stocks:
     Affiliated                                                             3,256           3,021             1,851
     Nonaffiliated                                                        (3,927)           2,548             8,219
  Change in asset valuation reserve                                       (7,744)         (8,367)           (6,639)
  Change in nonadmitted assets                                            (3,287)             749              543
  Change in surplus of separate accounts                                    9,397              76              (64)
  Change in separate account seed money                                   (9,891)            (77)                64
  Change in loss contingency reserve for investments                      (1,140)               -               250
  Prior period adjustment                                                   3,994               -                 -
  Other, net                                                                    2               2                 5
-------------------------------------------------------------------------------------------------------------------

Net additions (deductions)                                                (3,560)          16,745            15,076
-------------------------------------------------------------------------------------------------------------------

Balance at end of year                                                $   218,942     $   222,502      $    205,757
-------------------------------------------------------------------------------------------------------------------

See accompanying notes to statutory financial statements.


                       CUNA MUTUAL LIFE INSURANCE COMPANY
                        Statutory Statements of Cash Flow
                  Years Ended December 31, 2000, 1999 and 1998
                                 (000s omitted)

-------------------------------------------------------------------------------------------------------------------
                                                                         2000               1999             1998
-------------------------------------------------------------------------------------------------------------------
Cash from operations:
  Premiums and other considerations:
    Life and annuity contracts                                         $  516,486      $  513,927        $  463,537
    Accident and health contracts                                          27,567          22,298            17,903
    Supplementary contracts and dividend accumulations                     40,767          38,294            43,546
    Other deposit funds                                                   271,345         254,015           159,786
  Net investment income received                                          146,819         154,266           160,304
  Reinsurance commissions                                                   9,237           8,661             7,871
  Separate accounts income and fees                                        28,847          22,712            15,858
  Other income                                                              7,991           5,282             4,786
-------------------------------------------------------------------------------------------------------------------

Total provided from operations                                          1,049,059       1,019,455           873,591
-------------------------------------------------------------------------------------------------------------------

  Life and accident and health claims paid                                 56,768          50,226            46,128
  Surrender benefits                                                      250,527         207,924           189,343
  Other benefits to policyholders paid                                    235,842         236,415           140,575
  Commissions, other expenses and taxes paid,
  excluding federal income taxes                                          128,127         119,767           107,589
  Dividends to policyholders paid                                          25,116          24,380            23,756
  Federal income taxes                                                      3,000           1,194              (181
  Net transfers to separate accounts                                      373,669         378,471           419,156
  Interest paid on defined benefit plans                                      924             902             1,338
  Other                                                                    10,000              77                 -
-------------------------------------------------------------------------------------------------------------------

Total used in operations                                                1,083,973       1,019,356           927,704
-------------------------------------------------------------------------------------------------------------------

Net cash (used in) provided from operations                              (34,914)              99          (54,113)
-------------------------------------------------------------------------------------------------------------------

Cash from investments:
  Proceeds from investments sold, matured or repaid:

    Bonds and notes                                                       967,131         826,675           296,732
    Stocks                                                                 20,464          37,955            17,412
    Mortgage loans on real estate                                          36,355          29,034            77,980
    Other invested assets                                                   1,138           1,091               562
    Net gain or (loss) on cash and short-term investments                   (124)               -                 -
    Miscellaneous proceeds                                                  1,427               -                 -
    Investment real estate                                                    565           6,427             3,950
-------------------------------------------------------------------------------------------------------------------

Total investment proceeds                                               1,026,956         901,182           396,636
-------------------------------------------------------------------------------------------------------------------

Cost of investments acquired:
    Bonds and notes                                                       883,013         819,514           243,804
    Stocks                                                                 79,941          26,969            24,923
    Mortgage loans on real estate                                          56,498          48,571            17,956
    Investment real estate                                                  3,850           5,471             5,222
    Other invested assets                                                       -               -            10,461
    Other cash used                                                         5,602           3,165               109
-------------------------------------------------------------------------------------------------------------------

Total investments acquired                                              1,028,904         903,690           302,475
Increase in policy loans and premium notes                                  1,223             262               500
-------------------------------------------------------------------------------------------------------------------

Net cash (used in) provided from investments                              (3,171)         (2,770)            93,661
-------------------------------------------------------------------------------------------------------------------

Cash from financing and miscellaneous sources:

     Other cash (applied) provided, net                                     (718)          15,449             7,932
-------------------------------------------------------------------------------------------------------------------

Net change in cash and short-term investments                            (38,803)          12,778            47,480
Cash and short-term investments at beginning of year                       87,518          74,740            27,260
-------------------------------------------------------------------------------------------------------------------

Cash and short-term investments at end of year                         $   48,715      $   87,518        $   74,740
-------------------------------------------------------------------------------------------------------------------

See accompanying notes to statutory financial statements.

CUNA MUTUAL LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
December 31, 2000 and 1999
--------------------------------------------------------------------------------

  (1)    Nature of Business

         CUNA Mutual Life Insurance Company (the Company), a mutual life insurer domiciled in Iowa, offers a full range of ordinary life and health insurance and annuity products through face-to-face and direct response distribution systems. Most of its new business is generated from sales to credit union members. The Company owns 50% of MEMBERS Capital
         Advisors, Inc., a registered investment advisor, and 100% of CMIA Wisconsin, Inc., an insurance agency and holding company. In turn, CMIA Wisconsin, Inc. owns 100% of League Insurance Agency.

         The Company is authorized to sell insurance in the District of Columbia and all states except New York. The largest concentrations of business are in California (9%), Texas (8%) and Michigan (6%), based on premiums plus deposits.

  (2)    Basis of Presentation and Summary of Significant Accounting Policies

                  Basis of Presentation

         The accompanying statutory financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division (Insurance Department), which differ in some respects from accounting principles generally accepted in the United States of America (GAAP). The Company currently does not apply any significant permitted accounting practices. The following summary identifies the significant differences from GAAP:

                  Acquisition costs such as commissions, premium taxes and other items are expensed in the year incurred, rather than deferred and amortized over the periods benefited;

                  Bonds and notes are generally recorded at amortized cost rather than fair value and are not classified as held to maturity securities, trading securities, or available for sale securities;

                  Investments in majority owned subsidiaries are not consolidated, and the equity in the earnings of subsidiaries and affiliates accounted for under the equity method is shown in the statement of changes in surplus as change in unrealized gains on investments;

                  Policy reserves are based on statutory mortality and interest requirements, without consideration for withdrawals, which may differ from reserves established for GAAP based on reasonably conservative estimates of mortality, interest expense and withdrawals;

                  Derivative investment contracts hedging fixed income securities are carried on the statutory financial statements at the amortized cost, if any, versus at the estimated fair value of the contract;

                  Deferred federal income taxes are not provided for unrealized gains or losses and the temporary differences between the statutory and tax basis of assets and liabilities;

                  "Nonadmitted assets" (principally, an airplane, prepaid expenses, furniture, equipment and certain receivables) are excluded from the statutory statements of admitted assets, liabilities and surplus through a direct charge to unassigned surplus;

                  The asset valuation reserve (AVR), a statutory reserve established for the purpose of stabilizing the surplus of the Company against fluctuations in the market value of assets, is recorded as a liability by a direct charge to unassigned surplus;

                  The interest maintenance reserve (IMR) defers recognition of interest-related gains and losses from the disposal of investment securities and amortizes them into income over the remaining lives of those securities versus immediate recognition;

                  Reserves  established  for  potential  bond and mortgage  loan
                  defaults  or  real   estate   impairments   are   recorded  as
                  liabilities by direct charges to unassigned surplus;

                  Pension cost is equal to the amount to be funded in accordance with accepted actuarial cost methods rather than recognizing pension cost over the period participants render service to the Company and recording a liability currently for all unfunded costs;

                  Amounts due from reinsurers for their share of ceded reserves are netted against liabilities rather than shown as assets; and

                  Deposits, surrenders, and benefits on investment and universal life contracts are recorded as revenue and expense in the statutory statements of operations. Under GAAP, amounts collected are credited directly to policyholder account balances, and benefits and claims that are charged to expense include benefits incurred in the period that are in excess of related policyholder account balances.

         A reconciliation of net income and surplus between amounts presented herein and amounts stated in conformity with GAAP as of December 31 are as follows (000s omitted):

=============================================== =============== ================
                                                     1999           1998
----------------------------------------------- --------------- ----------------

     Net income

Statutory net income                               $  18,793       $  10,847
Adjustments:
     Federal income taxes                               (640)         (8,393)
     Deferred policy acquisition costs                10,637          23,362
     Insurance reserves                               (7,719)         (9,478)
     Investments                                         822           2,123
     Pension benefits                                   (256)          1,135
     Other                                             8,935           2,921
----------------------------------------------- --------------- ----------------
GAAP net income                                    $  30,572       $  22,517
=============================================== =============== ================

     Surplus

Statutory surplus                                   $222,502        $205,757
Adjustments:
     Federal income taxes                              2,459         (21,713)
     Deferred policy acquisition costs               210,737         173,376
     Insurance reserves                              (92,703)        (84,984)
     Investments                                      14,552          92,747
     Employee benefits                               (19,996)        (19,183)
     Dividends payable to policyholders               12,595          12,225
     Unearned revenues                               (38,652)        (31,637)
     Other                                             6,215           8,591
----------------------------------------------- --------------- ----------------
GAAP surplus                                        $317,709        $335,179
=============================================== =============== ================

         The effects of these variances on net income and surplus at December 31, 2000, although not reasonably determinable as of this date, are presumed to be material.

                  Investments

         Investments  are valued as  prescribed by the National  Association  of
         Insurance Commissioners (NAIC). Bonds and notes and short-term investments are generally stated at amortized cost, preferred stocks are stated at cost, common stocks of unaffiliated companies at market value, and mortgage loans at the unpaid balance, adjusted for unamortized premium or discount. Bonds that the NAIC has determined are impaired in value are carried at the lower of amortized cost or estimated fair value. Real estate acquired in satisfaction of debt is valued at the lower of the carrying value of the outstanding mortgage loans or fair value of the acquired real estate at time of foreclosure. The adjusted basis is subsequently depreciated. Investments in limited partnerships are included in other invested assets and are carried on the equity basis, and investments in subsidiaries and affiliates are carried at the Company's share of the underlying net equity of the investment. Home office real estate is carried at depreciated cost. Policy loans are stated at their unpaid principal balances.

         Prepayment assumptions for loan-backed bonds and structured securities were obtained from industry survey values or internal estimates. These assumptions are consistent with the current interest rate environment. The retrospective adjustment method is used to value all such securities.

         Realized gains and losses on the sale of investments are reported in income based upon the specific identification method. The net unrealized gains and losses attributable to the adjustment from book value to carrying value for all investments are reflected in surplus.

                  Cash and Short-term Investments

         Cash and  short-term  investments  includes  cash on hand,  deposits in
         financial   institutions,   certificates  of  deposit,  and  short-term
         investments with original maturities of one year or less.

                  Provision for Depreciation

         The provision for depreciation of real estate is computed on a straight-line basis using estimated useful lives of the assets ranging from five to fifty years. The Company depreciates the cost of electronic data processing equipment and operating software on a straight-line basis over no more than three years.

                  Policy Reserves

         During 1988, the Company began using the 1980 Commissioners' Standard Ordinary (C.S.O.) Mortality Table. Prior to the adoption of the 1980 C.S.O. table, reserves were recorded using the 1958 C.S.O. table. The 1958 C.S.O. table is used with interest rate assumptions ranging from 2.5% to 5.0%. The 1980 C.S.O. table is used with interest rate assumptions ranging from 3.5% to 5.5%. With respect to older policies, the mortality table and interest assumptions vary from the American Experience table with 2.5% to 4% interest to the 1941 C.S.O. table with 2.5% interest. Approximately 14% of the life reserves are calculated on a net level reserve basis and 86% on a modified reserve basis. The effect of the use of a modified reserve basis is to partially offset the effect of immediately expensing acquisition costs by providing a policy reserve increase in the first policy year which is less than the reserve increase in renewal years. Fixed deferred annuity reserves are calculated using continuous Commissioners' Annuity Reserve Valuation Method (CARVM) with interest assumptions ranging from 2.5% to 7.5%.

                  Provision for Participating Policy Dividends

         The provision for participating policy dividends is based on the board of directors' determination and declaration of an equitable current dividend plus a provision for such dividend expected to be paid in the following year, rather than being provided for ratably over the premium-paying period in accordance with dividend scales contemplated at the time the policies were issued. Participating business comprised 99.9% of ordinary life insurance in force and premiums received during 2000.

                  Statutory Valuation Reserves

         The IMR is maintained as prescribed by the NAIC for the purpose of stabilizing the surplus of the Company against gains and losses on sales of fixed income investments that are primarily attributable to changing interest rates. The interest-related gains and losses are deferred and amortized into income over the remaining lives of the securities sold. The AVR provides a reserve for fluctuations in the values of invested assets. Changes in the AVR are charged or credited directly to surplus.

                  Revenue Recognition

         Term life and whole life insurance premiums are recognized as premium income when due. Annuity and other fund deposits are credited to revenue when received. Health insurance premiums are recognized as income on a monthly pro rata basis over the time period to which the premiums relate.

                  Retiree Benefit Plans

         The Company sponsors defined benefit pension plans for its employees. The Company records pension expense equal to the amount funded.

         The Company provides medical and life insurance benefits for its retirees. Retirees become eligible to participate in the medical and life coverage based upon age and years of service and pay a portion of the medical coverage premium. The Company records an accrual for the estimated cost of retiree medical and life benefits over the period during which employees render the service that qualifies them for benefits. Benefits are generally funded on a pay-as-you-go basis.

                  Derivative Financial Instruments

         The Company enters into derivative contracts, such as interest rate swaps and caps and stock index futures to reduce interest rate exposure for long-term assets, to exchange fixed rates for floating interest rates, and to increase or decrease exposure to selected segments of the bond and stock markets. Hedges of fixed maturity securities are stated at amortized cost, if any, and hedges of equity securities are stated at market value.

         Net interest receivable or payable on those contracts that hedge risks associated with interest rate fluctuations are recognized in the period incurred as an adjustment to investment income. Realized capital gains and losses on equity swaps are recognized in the period incurred as an adjustment to net realized capital gains and losses. Unrealized capital gains and losses on equity swaps are charged or credited to surplus.

         Interest rate cap agreements entitle the Company to receive from the counter-parties the amounts, if any, by which the selected market interest rates exceed the strike rates stated in the agreements. The amount paid to purchase the interest rate caps is included in other invested assets and amortized over the term of the agreements as an adjustment to investment income.

                  Reinsurance

         Reinsurance premiums, commission expense reimbursements, and reserves related to reinsured business ceded are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums and benefits ceded to other companies have been reported as reductions of premium income and benefits in the accompanying statements of operations.

                  Separate Accounts

         The Company issues variable annuities, variable life insurance policies, and certain other insurance contracts, the assets and liabilities of which are legally segregated and reflected in the accompanying statutory statements of admitted assets, liabilities and surplus as assets and liabilities of the separate accounts. The assets of the separate accounts are stated at fair value.

         Separate account premium deposits, benefit expenses and contract fee income for investment management and policy administration are reflected by the Company in the accompanying statutory statements of operations. Investment income and realized and unrealized capital gains and losses of the separate account assets, except for the portion related to the Company's ownership of the separate accounts, accrue directly to the contractholders and, therefore, are not included in the Company's statutory statements of operations. Appreciation or depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in policyholders' surplus.

         Substantially all the separate account assets are invested in unit investment trusts that are registered with the Securities and Exchange Commission.

                  Risks and Uncertainties

         In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the statutory financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Investment valuations and insurance reserves are most affected by the use of estimates and assumptions.

                  Change in Accounting Principle

         The Company changed its method for calculating policy reserves for certain variable annuity contracts. An assumption related to the CARVM reserve annuitization benefit stream was adjusted to more accurately reflect options available to annuity holders under the variable annuity contract. The change was made in 2000 retroactive to January 1, 2000. The $3,994,000 cumulative effect of the change on January 1, 2000 has been reflected as an increase to the policyholders' surplus. The effect of the change on current year net income was approximately $8,131,000.

                  Statutory Accounting Practices

         The NAIC has developed a codification of Statements of Statutory Accounting Principles (SSAPs) which, in accordance with the rules adopted by the Insurance Department, will take effect January 1, 2001. The Company has estimated that changes required by the SSAPs will increase unassigned surplus by approximately $884,000 (unaudited). The effect will be reported as an adjustment to unassigned surplus on the effective date.

                  Reclassifications

         Certain amounts in the 1999 and 1998 statutory financial statements have been reclassified to conform with the 2000 presentation.

    (3)  Investments

                  Bonds and Notes

         The statement value, which principally represents amortized cost, gross unrealized gains and losses, and the estimated fair value of investments in fixed maturities as of December 31, 2000 and 1999, are as follows (000s omitted):

============================================ =============== =============================== ===============
                                               Statement            Gross Unrealized           Estimated
             December 31, 2000                   Value           Gains           Losses        Fair Value
-------------------------------------------- --------------- --------------- --------------- ---------------
United States governments
   And agencies                                  $   40,004       $    820         $    -         $  40,824
States and political
   Subdivisions                                      10,670         -                (198)           10,472
Foreign governments                                 115,297          1,795          -               117,092
Corporate securities                                587,436         14,925        (15,827)          586,534
Mortgage-backed and other
   Structured                                       612,324         11,081         (5,157)          618,248
securities
Foreign corporate securities                         46,482            964           (329)           47,117
-------------------------------------------- --------------- --------------- --------------- ---------------
                                                 $1,412,213        $29,585       $(21,511)       $1,420,287
============================================ =============== =============== =============== ===============


============================================ =============== =============================== ===============
                                               Statement            Gross Unrealized           Estimated
             December 31, 1999                   Value           Gains           Losses        Fair Value
-------------------------------------------- --------------- --------------- --------------- ---------------
United States governments
   and agencies                                $     98,891     $      325    $      (970)     $     98,246
Foreign government securities                        18,425            352            (35)           18,742
Corporate securities                                763,184          8,962        (15,533)          756,613
Mortgage-backed and other
   Structured securities                            581,009          1,088        (24,074)          558,023
Foreign corporate securities                         47,816            495           (772)           47,539
-------------------------------------------- --------------- --------------- --------------- ---------------
                                                 $1,509,325        $11,222       $(41,384)       $1,479,163
============================================ =============== =============== =============== ===============

         Cumulative unrealized losses of approximately $3,161,000 and $158,000 at December 31, 2000 and 1999, respectively, have been recorded for bonds and notes that have been determined by the NAIC to have an impairment in value. In addition to the AVR provision, a loss contingency reserve of $300,000 and $1,700,000 has been established at December 31, 2000 and 1999, respectively, for projected bond losses.

         The statement value and estimated fair value of bonds and notes as of December 31, 2000, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Because most mortgage-backed and other structured securities provide for periodic payments throughout their lives, they are listed below in a separate category.

============================================================== ====================== ======================
                                                                     Statement              Estimated
(000s omitted)                                                         Value               Fair Value
-------------------------------------------------------------- ---------------------- ----------------------
Due in one year or less                                                $   41,058             $   41,372
Due after one year through five years                                     520,896                523,871
Due after five years through ten years                                    196,406                194,717
Due after ten years                                                        41,529                 42,079
-------------------------------------------------------------- ---------------------- ----------------------
Total bonds                                                               799,889                802,039
Mortgage-backed and other structured securities                           612,324                618,248
-------------------------------------------------------------- ---------------------- ----------------------
Total bonds and notes                                                  $1,412,213             $1,420,287
============================================================== ====================== ======================

         Proceeds from sales of bonds and notes were approximately $803,896,000, $574,495,000, and $66,335,000 during 2000, 1999 and 1998, respectively.
         Gross gains of approximately $3,414,000, $4,163,000, and $1,735,000 and gross losses of approximately  $16,927,000,  $6,240,000, and $1,886,000 were realized on those sales in 2000, 1999 and 1998, respectively.

                  Preferred and Common Stocks

         The cost, gross unrealized gains and losses, and estimated fair value on unaffiliated stocks are as follows (000s omitted):

============================================ =============== =============================== ===============
                                                                    Gross Unrealized           Estimated
             December 31, 2000                    Cost           Gains           Losses        Fair Value
-------------------------------------------- --------------- --------------- --------------- ---------------
Common stock                                       $114,733        $23,349        $(4,959)         $133,123
Preferred stock                                           4         -               -                     4
============================================ =============== =============== =============== ===============

============================================ =============== =============================== ===============
                                                                    Gross Unrealized           Estimated
             December 31, 1999                    Cost           Gains           Losses        Fair Value
-------------------------------------------- --------------- --------------- --------------- ---------------
Common stock                                        $55,959        $22,887        $(2,567)          $76,279
Preferred stock                                          41         -                  (7)               34
============================================ =============== =============== =============== ===============

         Proceeds from sales of common and preferred stock were approximately $20,464,000, $37,955,000 and $17,412,000 during 2000, 1999 and 1998 respectively. Gross gains of approximately $6,257,000, $11,792,000 and $5,609,000 and gross losses of approximately $1,497,000, $920,000 and $1,777,000 were realized on those sales in 2000, 1999 and 1998 respectively.

                  Mortgage Loans on Real Estate

         The Company's mortgage portfolio consists mainly of commercial mortgage loans. The Company limits its concentrations of credit risk by diversifying its mortgage loan portfolio so that loans made in any one state are not greater than 20% of the aggregate mortgage loan portfolio balance, with the exception of California which is limited to 15%, and loans of no more than 2% of the aggregate mortgage loan balance are made to any one borrower. As of December 31, 2000 the state of California had the largest percent of the aggregate mortgage loan portfolio balance with 15%. A loss contingency reserve of approximately $1,552,000 and $2,000,000 has been provided for mortgage loans on real estate as of December 31, 2000 and 1999, respectively.

                  Assets Designated

         The statement value of assets designated for regulatory authorities and held on deposit accordingly as of December 31 are as follows (000s omitted):

============================================================== ====================== ======================
                                                                       2000                   1999
-------------------------------------------------------------- ---------------------- ----------------------
Bonds and notes and short-term investments                             $1,349,726             $1,454,904
Mortgage loans on real estate                                             340,825                325,603
Policy loans                                                              103,054                101,831
-------------------------------------------------------------- ---------------------- ----------------------
Total assets designated                                                $1,793,605             $1,882,338
============================================================== ====================== ======================

                  Net Investment Income

         Components of net investment income for the years ended December 31 are as follows (000s omitted):


================================================ =================== =================== ===================
                                                        2000                1999                1998
------------------------------------------------ ------------------- ------------------- -------------------
Bonds and notes                                        $111,770            $112,788            $114,421
Stocks                                                    1,325               1,431               1,198
Mortgage loans on real estate                            27,994              27,133              29,057
Real estate                                               9,785               9,486               9,244
Policy loans                                              6,905               6,609               6,664
Other invested assets                                     2,174               2,060                 392
Cash and short-term investments                           4,293               4,700               2,175
Derivative financial instruments                         (6,566)             (3,190)             (1,835)
Other                                                      (254)                232                 275
------------------------------------------------ ------------------- ------------------- -------------------
     Gross investment income                            157,426             161,249             161,591
Less investment expenses                                 12,770              12,334              12,593
------------------------------------------------ ------------------- ------------------- -------------------
     Net investment income                             $144,656            $148,915            $148,998
================================================ =================== =================== ===================

         The Company incurs expense in managing its investment portfolio and producing investment income. These expenses, which include salaries, brokerage fees, securities custodial fees, and real estate expenses, are deducted from investment income to determine the net investment income reported in the financial statements.

                  Self-occupancy Rent

         Under statutory accounting practices, the Company is required to include in investment income and general insurance expense an amount representing rental income for occupancy of its own buildings. Investment income includes self-occupancy rental income of $615,985, $1,077,181, and $1,113,977 in 2000, 1999 and 1998, respectively.

                  Realized Capital Gains and Losses

         Net realized capital gains and losses for the years ended December 31 are summarized as follows (000s omitted):


====================================================== ================= ================= =================
                                                             2000              1999              1998
------------------------------------------------------ ----------------- ----------------- -----------------
Bonds and notes                                             $(13,253)          $(1,730)          $(1,645)
Stocks                                                         4,760            10,872             3,832
Mortgage loans on real estate                                    317                 5             2,965
Real estate                                                      154             1,172               413
Derivative financial instruments                              (2,425)           -                   (108)
------------------------------------------------------ ----------------- ----------------- -----------------
                                                             (10,447)           10,319             5,457
Less:
   Capital gains tax                                          (3,252)            4,273             2,566
   Transfer to interest maintenance reserve                   (6,579)           (1,053)            3,208
------------------------------------------------------ ----------------- ----------------- -----------------
     Net realized capital gains (losses)                    $   (616)         $  7,099          $   (317)
====================================================== ================= ================= =================

                  Derivative Financial Instruments

         Consistent with its asset allocation strategy, the Company utilizes derivative financial instruments to help maximize risk-adjusted investment returns, to reduce interest rate risks of long-term assets, to control exposure to various credit and market risks, and to manage exposure to various equity and fixed income market sectors. Financial instruments used for such purposes include stock and bond index futures, interest rate swaps, total return swaps, and options.

         Futures contracts are a commitment to purchase or deliver securities in the future at a predetermined price or yield, and are usually settled in cash. At various times during the year, consistent with its asset allocation strategy, the Company has taken short positions on stock and bond index futures. To manage portfolio duration and fixed income exposure the Company has taken short positions on Municipal Bond and Treasury Note Index futures. The Company also has taken short positions on S&P 500 Index futures to reduce exposure to domestic equities.

         The Company uses interest rate swaps to reduce market risks from changes in interest rates and to properly align the risk characteristics of assets and liabilities. Under interest rate swaps the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount.

         The Company uses total return swaps to gain exposure to various market sectors. Under total return swaps the Company agrees with other parties to exchange, at specified intervals, the difference between the total return on an index or basket of securities and floating-rate interest amounts calculated by reference to an agreed notional principal amount. In February, consistent with its asset allocation strategy, the Company entered into a one-year foreign equity swap to gain exposure to equities in certain foreign countries. The Company has also entered into a corporate bond index swap to gain additional exposure to high quality fixed income securities. Generally, no cash is exchanged at the outset of the swap contract and no principal payments are made by either party. A single net payment is usually made by one counter-party at each due date.

         Options are contracts that grant the purchaser, for a premium payment, the right to receive an amount of money based on a specified formula within a specified period of time. The Company began issuing market index certificates in 2000. In return for the premium received, the Company agrees to pay the participant a percentage of the market price increase of the S&P 500 Index above an agreed upon strike price at the end of a specified term. The Company mitigates risk from these agreements by purchasing over-the-counter call options with identical terms.

         The Company is exposed to credit losses in the event of nonperformance by the counter-parties to its' swap and option agreements. The Company monitors the credit standing of the counter-parties and anticipates that the counter-parties will be able to fully satisfy their obligations under the contracts. The futures contracts are traded on an exchange and have no counter-party risk.

                  Real Estate

         A summary of real estate held as of December 31 is as follows (000s omitted):


================================================================== ==================== ====================
                                                                          2000                 1999
------------------------------------------------------------------ -------------------- --------------------
Cost:
   Investment real estate                                                    $83,246              $74,713
   Home office                                                                16,549               16,390
------------------------------------------------------------------ -------------------- --------------------
                                                                              99,795               91,103
Less accumulated depreciation                                                 35,983               32,357
------------------------------------------------------------------ -------------------- --------------------
Total real estate                                                            $63,812              $58,746
================================================================== ==================== ====================

         Investment real estate and the home office buildings are being depreciated using the straight-line basis over the useful lives of these assets. A loss contingency reserve of approximately $5,086,000 and $2,100,000 at December 31, 2000 and 1999, respectively, has been provided for potential impairments of investment real estate.

                  Investments in Subsidiaries and Affiliates

         Equity security investments on December 31, 2000 and 1999, include the Company's wholly owned subsidiary, CMIA Wisconsin, Inc. and the 50% ownership of MEMBERS Capital Advisors, Inc. (MCA), a registered investment advisor. A wholly owned subsidiary, Red Fox Motor Hotel Corporation, was dissolved in 1999 and the Company realized a gain of $213,000. The carrying value of the subsidiary investments was $14,562,000 and $5,806,000 at December 31, 2000 and 1999, respectively.

         In 2000, the Company contributed $5,500,000 of capital to CMIA Wisconsin, Inc., which acquired an unaffiliated insurance agency for $5,500,000.

  (4)    Note Payable

         As of December 31, 2000 and 1999, the Company has an outstanding liability for borrowed money in the original amount of $1,300,000 as a result of a non-recourse interest-free loan and grant made by the Community Redevelopment Agency of the City of Los Angeles, California. The loan is secured by real estate property with an appraisal value that exceeds the loan principal balance. The loan will be amortized on a straight-line basis over 240 months beginning in September 2001. The loan agreement includes a grant provision forgiving 15% of the original balance in September 2001 upon the fulfillment of conditions specified in the loan agreement. It is the Company's opinion that these conditions have been fully satisfied.

   (5)   Related Party Transactions

         The Company has entered into an agreement of permanent affiliation with CUNA Mutual Insurance Society (CMIS), a mutual life insurer domiciled in Wisconsin. The agreement is not a merger or consolidation, in that both companies remain separate corporate entities, and both continue to be separately owned and ultimately controlled by their respective policyholder groups, who retain their voting rights without change. The agreement terms include a provision for reinsurance of each company's individual life and health business, joint development of business plans and distribution systems for the sale of individual insurance and financial service products within the credit union market, and a provision for the sharing of certain resources and facilities. Expenses relating to shared resources and facilities are allocated between the companies and their subsidiaries under a jointly developed cost-sharing agreement. Expenses are allocated based on specific identification or, if indeterminable, generally on the basis of usage or benefit derived. These transactions give rise to intercompany account balances, which are settled at least annually. Subsequent to each yearend, the expense allocation process is subject to review by each company. Based on these reviews, allocated expenses to each company may be adjusted, if determined necessary.

         The Company allocates expenses to its subsidiaries. These expenses, such as salaries, rents, depreciation, and other operating expenses, represent the subsidiaries' share of expenses and are allocated based on specific identification or, if indeterminable, generally on the basis of usage or benefit derived. In order to more appropriately reflect the expenses incurred by each affiliated company effective January 1, 2000, the Company refined its method of allocating costs among affiliates. These transactions give rise to intercompany account balances, which are settled monthly.

         CMLIC allocated expenses of approximately $30,745,000 in 2000, $31,048,000 in 1999, and $30,586,000 in 1998 to CMIS and its
         affiliates. CMIS allocated expenses to the Company of approximately $44,443,000 in 2000, $41,864,000 in 1999, and $37,818,000 in 1998.

         The Company has a note receivable from CUNA Mutual Investment Corporation (CMIC), a wholly owned subsidiary of CMIS, with a stated maturity date of January 15, 2011. The yield varies over the life of the note, as both the yield and the payment stream are determined based on the pay-down activity of an underlying notional pool of Federal National Mortgage Association mortgages. Based on current payment patterns, it is anticipated that the balance of the note will be repaid by 2003. The structure of this arrangement provides a hedge against the Company's fixed maturity holdings, as the return varies inversely with the return on the fixed maturity portfolio. The statement value of the note was $2,100,000 and $3,400,000 at 2000 and 1999, respectively, and is included in other invested assets. The Company recognized interest income of $(186,000) in 2000, $33,000 in 1999, and $676,000 in 1998
         relating to this note.

         The Company is party to an agreement with MCA for investment advisory services. MCA provides an investment program which complies with policies, directives and guidelines established by the Company. For these services, the Company paid fees to MCA totaling approximately $2,702,000, $2,350,000, and $2,172,000 for 2000, 1999 and 1998,
         respectively.

 (6)     Annuity Reserves and Deposit Liabilities

         The withdrawal characteristics of the Company's annuity contracts and deposit liabilities as of December 31 are as follows (000s omitted):


================================================================== ==================== ====================
                                                                          2000                 1999
------------------------------------------------------------------ -------------------- --------------------
Subject to discretionary withdrawal:
   With market value adjustment                                            $1,046,930         $    923,751
   At book value less surrender charge of 5% or more                          178,991              244,875
   At market value                                                          1,891,902            1,706,174
   At book value, with minimal or no charge adjustment                        660,313              699,544
Not subject to discretionary withdrawal                                        50,966               46,948
------------------------------------------------------------------ -------------------- --------------------
                                                                            3,829,102            3,621,292
Reinsurance ceded                                                             356,472              378,290
------------------------------------------------------------------ -------------------- --------------------
Total annuity reserves                                                     $3,472,630           $3,243,002
================================================================== ==================== ====================

  (7)    Reinsurance

         In the ordinary course of doing business, the Company enters into reinsurance agreements for the purpose of limiting its exposure to loss on any one single insured or to diversify its risk and limit its overall financial exposure. The Company remains contingently liable in the event that a reinsurer is unable to meet the obligations assumed under the reinsurance agreements.

         The effects of reinsurance on premium income and on claims benefit expenses incurred are as follows (000s omitted):

====================================================== ================= ================= =================
                                                             2000              1999              1998
------------------------------------------------------ ----------------- ----------------- -----------------
Premium income:
   Direct                                                   $780,251          $760,553          $618,194
   Assumed from affiliates                                    67,405            56,846            48,355
   Ceded to affiliates                                        24,368            20,875            18,369
   Ceded to nonaffiliates                                      5,876             4,700             3,899
------------------------------------------------------ ----------------- ----------------- -----------------
Premium income, net of reinsurance                          $877,900          $842,974          $688,817
====================================================== ================= ================= =================

Benefit expenses:
   Direct                                                   $236,408          $233,737          $136,727
   Assumed from affiliates                                    21,046            17,591            13,875
   Ceded to affiliates                                        13,241            10,857            12,278
   Ceded to nonaffiliates                                      1,498               677             1,389
------------------------------------------------------ ----------------- ----------------- -----------------
Benefit expenses, net of reinsurance                        $242,715          $239,794          $136,935
====================================================== ================= ================= =================

         Policy reserves and claim liabilities are net of reinsurance balances of (000s omitted) $438,286 and $453,448 at December 31, 2000 and 1999,
         respectively.

(8)      Liability for Claim Reserves

         Activity in the liability for accident and health claim reserves, which is included in the liabilities for policy reserves and policy and contract claims in the accompanying statutory statements of admitted assets, liabilities and surplus, is summarized as follows (000s omitted):

================================================================== ==================== ====================
                                                                          2000                 1999
------------------------------------------------------------------ -------------------- --------------------
Balance as of January 1, net of reinsurance recoverables of
    $1,043 and $820                                                            $8,735               $6,820
------------------------------------------------------------------ -------------------- --------------------
Incurred related to:
    Current year                                                               11,166                9,238
    Prior year                                                                 (2,534)              (1,809)
------------------------------------------------------------------ -------------------- --------------------
    Total incurred                                                              8,632                7,429
------------------------------------------------------------------ -------------------- --------------------
Paid related to:
    Current year                                                                4,902                3,543
    Prior years                                                                 2,877                1,971
------------------------------------------------------------------ -------------------- --------------------
    Total paid                                                                  7,779                5,514
------------------------------------------------------------------ -------------------- --------------------
Balance as of December 31, net of reinsurance recoverables of
    $1,124 and $1,043                                                          $9,588               $8,735
================================================================== ==================== ====================

         The liability for accident and health claim reserves for prior years decreased by approximately $2,534,000 in 2000 and $1,809,000 in 1999 due to experience improvements as determined by the actuarial analyses of claim reserves.

  (9)    Federal Income Taxes

         The Company files a consolidated life-nonlife federal income tax return with its subsidiaries. The Company has entered into a tax sharing agreement with its subsidiaries under Reg. Section 1.1552-1(a) and 1.1502.33(d)(3). The agreement provides that the allocation of tax expense between the Company and its subsidiaries is based on a ratio of each company's federal income tax as if it were filing a separate return, to the total federal income tax as calculated on the consolidated federal income tax return. Income tax credits are allocated to companies within the consolidated tax group based on the tax benefit which the consolidated tax group receives from each company.

         The actual federal income tax expense differs from the amount computed by applying the U.S. federal corporate income tax rate of 35% in 2000 and 1999 to income before federal income taxes and net realized capital gains (losses) due to the reasons listed in the following reconciliation (000s omitted):

================================================================= ============= ============== =============
                                                                      2000          1999           1998
----------------------------------------------------------------- ------------- -------------- -------------
Tax expense computed at federal corporate tax rate                     $4,605        $6,824         $5,460
Tax-exempt investment income                                           (2,210)       (2,959)        (2,587)
Mutual life insurance company differential earnings tax                 3,540         3,276          3,450
Deferred policy acquisition costs                                         884           870            681
Book and tax reserve change                                              (721)         (527)        (1,569)
Income tax expense (benefit) related to prior years                      (763)         (979)           (72)
General and administrative expenses                                     1,391         1,208           (543)
Accrued policyholder dividends                                            235           259            235
Other, net                                                               (199)         (170)          (619)
----------------------------------------------------------------- ------------- -------------- -------------
     Total federal income tax expense                                  $6,762        $7,802         $4,436
================================================================= ============= ============== =============

(10)     Benefit Plans

                  Postretirement Benefit Plans

         The Company has two noncontributory defined benefit pension plans that cover substantially all employees and agents who meet eligibility requirements. The Company records pension expense equal to the amount funded. Accordingly, the pension benefit cost and related accrued benefit cost have not been reflected in the statutory financial statements. The total pension expense for 2000, 1999 and 1998 was $1,427,000, $1,812,000, and $2,614,000, respectively. Substantially all benefit plan assets are invested in the Ultra Series Funds, a family of mutual funds which are the investment vehicle for CMLIC's separate account products such as variable life, variable annuity, and pensions.

         The Company also provides certain medical and life insurance benefits for retirees and their beneficiaries and covered dependents. The Company's medical benefit plan provides subsidized coverage after retirement for eligible full-time employees and agents, their spouses, and dependents, up to age 65. Starting at age 65, retirees pay the full cost of their coverage. Additionally, the Company provides group term life insurance for its retirees, the face amount of which is based on the individual's salary at retirement. The cost of postretirement benefits other than pensions is recognized by the Company during the employees' active working careers. The Company adopted this accounting policy as of January 1, 1992, and is amortizing the related initial impact over 20 years.

         Financial information related to the plans is shown below (000s omitted):

=========================================== =============================== ================================
                                                   Pension Benefits                 Other Benefits
                                                 2000            1999            2000             1999
------------------------------------------- --------------- --------------- ---------------- ---------------
Benefit obligation at December 31              $(60,926)       $(55,226)       $(12,067)         $(8,738)
Fair value of plan assets at December 31
                                                 66,064          62,311               -           -
------------------------------------------- --------------- --------------- ---------------- ---------------
Funded status                                     5,138           7,085         (12,067)          (8,738)
Unrecognized prior service cost                       -             -                 8               20
Unrecognized net (gain) loss                    (13,640)        (15,623)          3,302              749
Unrecognized net transition (asset)
    liability                                         -               -           1,333            1,467
------------------------------------------- --------------- --------------- ---------------- ---------------
(Accrued) prepaid benefit cost                  $(8,502)      $  (8,538)        $(7,424)         $(6,502)
------------------------------------------- --------------- --------------- ---------------- ---------------
Benefit cost                                     $1,393       $   1,591          $1,586          $ 1,506
=========================================== =============== =============== ================ ===============

=========================================== =============================== ================================
                                                   Pension Benefits                 Other Benefits
                                                 2000            1999            2000             1999
------------------------------------------- --------------- --------------- ---------------- ---------------
Discount rate                                    7.0%            7.0%            7.5%             7.5%
Expected return on plan assets                   7.5%            7.0%            8.0%             8.0%
Rate of compensation increase                    5.0%            5.0%            5.0%             5.0%
=========================================== =============== =============== ================ ===============

         For measurement purposes, an 8.5% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2000. The rate was assumed to decrease gradually to 5.0%.

                  Defined Contribution Pension Plans

         The Company sponsors defined contribution plans which cover all regular full-time employees and agents who meet certain eligibility requirements. Participants defer a portion of their compensation up to statutory maximums; the Company matches part of the deferrals, and this match is vested according to plan schedules. The Company's contributions were approximately $1,509,000, $1,379,000, and $1,212,000 for the years ended December 31, 2000, 1999 and 1998, respectively.

Statutory Financial Data

         Risk Based Capital (RBC) requirements promulgated by the NAIC and adopted by the Insurance department require U.S. life insurers to maintain minimum capitalization levels that are determined based on formulas incorporating credit risk, insurance risk, interest rate risk, and general business risk. At December 31, 2000, the Company's adjusted surplus exceeded Authorized Control Level - RBC.

(12)     Commitments and Contingencies

         The Company participates in a securities lending program. The Company's policy requires that a minimum of 102% of the fair value of the loaned securities must be fully collateralized with cash, U.S. Government securities, or irrevocable bank letters of credit. The security custodian monitors the collateral position on a daily basis. At December 31, 2000 and 1999, the amortized cost of securities loaned by the Company totaled approximately $37,834,000 and $54,420,000, respectively.

         The Company is liable for guaranty fund assessments related to certain unaffiliated insurance companies that have become insolvent during 2000 and prior. The Company includes a provision for all known assessments that will be levied as well as an estimate of amounts (net of estimated future premium tax recoveries) that it believes will be assessed in the future for which the life insurance industry has estimated the cost to cover losses to policyholders. The Company is also contingently liable for any future guaranty fund assessments related to insolvencies of unaffiliated insurance companies for which the life insurance industry has been unable to estimate the cost to cover losses to policyholders.

         The Company has established a liability of $1,000,000 in 2000 and $1,300,000 in 1999 for guaranty fund assessments. Further, the Company has established an asset of approximately $1,023,000 in 2000 and $1,353,000 in 1999 for amounts recoverable against future premium taxes for assessments already paid.

         The Company is a defendant in various legal actions arising out of the conduct of its business. In the opinion of management, the ultimate liability, if any, resulting from all such pending actions will not materially affect the financial position or results of operations of the Company.

(13)     Disclosures About Fair Value of Financial Instruments

         Statement of Financial Accounting Standards (SFAS) No. 107, Disclosures About Fair Value of Financial Instruments, requires disclosure of fair value information about certain on and off-balance sheet financial instruments for which it is practical to estimate that value. In cases where quoted market prices are not readily available, fair values are based on estimates using present value or other valuation techniques. These techniques are significantly affected by the assumptions used, including the discount rates and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in the immediate settlement of the instruments. Certain financial instruments and all nonfinancial instruments are excluded from disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company. In addition, the tax ramifications related to the realization of unrealized gains and losses can have a significant effect on fair value estimates and have not been taken into consideration.

         The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

                  Cash, Short-term Investments and Accrued Investment Income

         The carrying amounts for these instruments approximate their fair values.

                  Bonds and Notes

         Fair values for bonds and notes are based on quoted market prices, where available. For bonds and notes not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments.

                  Preferred and Unaffiliated Common Stocks

         The fair values of preferred and unaffiliated common stocks are based on quoted market prices.

                  Derivative Financial Instruments

         The fair value of derivatives is based upon an estimate, using discounted cash flow techniques, of the amount which would be required to close the derivative position given the current market environment. Fair values for derivatives traded on an exchange are based on quoted market prices.

                  Mortgage Loans on Real Estate

         The fair values for mortgage loans is estimated using discounted cash flow analysis with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair values for mortgages in default are reported at the estimated fair value of the underlying collateral.

                  Other Invested Assets

         Most of the other invested assets are limited partnership interests whose carrying values approximate their fair values. Fair values for notes receivable are estimated utilizing discounted cash analyses with interest rates currently being offered for similar borrowings.

                  Separate Account Assets and Liabilities

         The fair value of assets held in separate accounts is based on quoted market prices. The fair value of liabilities related to separate accounts is the amount payable on demand, which approximates their carrying values.

                  Investment-type Contracts

         The fair value of the Company's liabilities under investment-type insurance contracts such as annuities is based on the account balance less applicable surrender charges.

         The carrying amounts and estimated fair values of the Company's significant financial instruments are as follows (000s omitted):

============================================ =============================== ===============================
                                                   December 31, 2000               December 31, 1999
                                                Carrying       Estimated        Carrying       Estimated
                                                 Amount        Fair Value        Amount        Fair Value
-------------------------------------------- --------------- --------------- --------------- ---------------
Financial instruments recorded as assets:
  Bonds and notes                                $1,412,213     $1,420,287      $1,509,325       $1,479,163
  Preferred stock                                         4              4              41               34
  Unaffiliated common stock                         133,123        133,123          76,280           76,280
  Mortgage loans on real estate                     340,825        359,979         325,603          320,393
  Cash and short-term investments                    48,715         48,715          87,518           87,518
  Derivatives                                         5,319          5,294           1,184            1,184
  Other invested assets                              14,461         14,420          14,962           14,908
  Separate accounts                               2,935,817      2,935,817       2,611,459        2,611,459

Financial instruments recorded as liabilities:
  Derivatives                                           438            453               -                -
  Investment-type contracts                      (1,207,273)    (1,194,767)     (1,290,686)      (1,279,192)
  Separate accounts                              (2,857,907)    (2,857,907)     (2,555,312)      (2,555,312)
  Note payable                                       (1,300)        (1,105)         (1,300)
                                                                                                     (1,105)

Off-balance sheet financial instruments:
  Derivatives                                             -           (237)          -                 (386)
============================================ =============== =============== =============== ===============

The following is a summary of certain financial data included in other exhibits and schedules subjected to audit procedures by independent auditors and utilized by actuaries in the determination of reserves.

-------------------------------------------------------------------------------------------- --------------------
Investment income earned
-------------------------------------------------------------------------------------------- --------------------
     Government bonds                                                                              $      5,457
-------------------------------------------------------------------------------------------- --------------------
     Other bonds (unaffiliated)                                                                         106,314
-------------------------------------------------------------------------------------------- --------------------
     Bonds of affiliates                                                                                      -
-------------------------------------------------------------------------------------------- --------------------
     Preferred stocks (unaffiliated)                                                                          2
-------------------------------------------------------------------------------------------- --------------------
     Preferred stocks of affiliates                                                                           -
-------------------------------------------------------------------------------------------- --------------------
     Common stocks (unaffiliated)                                                                         1,323
-------------------------------------------------------------------------------------------- --------------------
     Common stocks of affiliates                                                                              -
-------------------------------------------------------------------------------------------- --------------------
     Mortgage loans on real estate                                                                       27,994
-------------------------------------------------------------------------------------------- --------------------
     Real estate                                                                                          9,785
-------------------------------------------------------------------------------------------- --------------------
     Premium notes, policy loans and liens                                                                6,905
-------------------------------------------------------------------------------------------- --------------------
     Collateral loans                                                                                         -
-------------------------------------------------------------------------------------------- --------------------
     Cash on hand and on deposit                                                                            139
-------------------------------------------------------------------------------------------- --------------------
     Short-term investments                                                                               4,154
-------------------------------------------------------------------------------------------- --------------------
     Other invested assets                                                                                2,174
-------------------------------------------------------------------------------------------- --------------------
     Derivative financial instruments                                                                    (6,566)
-------------------------------------------------------------------------------------------- --------------------
     Aggregate write-in for investment income                                                              (254)
                                                                                                    ------------
-------------------------------------------------------------------------------------------- --------------------
     Gross investment income                                                                           $157,427
                                                                                                       ========
-------------------------------------------------------------------------------------------- --------------------

Real estate owned - book value less encumbrances                                                      $  63,812
                                                                                                      =========
-------------------------------------------------------------------------------------------- --------------------
Mortgage loans - book value:
-------------------------------------------------------------------------------------------- --------------------
     Farm mortgages                                                                                   $       -
-------------------------------------------------------------------------------------------- --------------------
     Residential mortgages                                                                                    -
-------------------------------------------------------------------------------------------- --------------------
     Commercial mortgages                                                                               340,825
                                                                                                        -------
-------------------------------------------------------------------------------------------- --------------------
     Total mortgage loans                                                                              $340,825
                                                                                                       ========
-------------------------------------------------------------------------------------------- --------------------

Mortgage loans by standing - book value:
-------------------------------------------------------------------------------------------- --------------------
     Good standing                                                                                    $ 337,872
-------------------------------------------------------------------------------------------- --------------------
     Good standing with restructured terms                                                                2,953
-------------------------------------------------------------------------------------------- --------------------
     Interest overdue more than three months,
        not in foreclosure                                                                                    -
-------------------------------------------------------------------------------------------- --------------------
     Foreclosure in process                                                                                   -
-------------------------------------------------------------------------------------------- --------------------

-------------------------------------------------------------------------------------------- --------------------
Other long-term assets - statement value                                                                $14,461
-------------------------------------------------------------------------------------------- --------------------
Collateral loans                                                                                              -
-------------------------------------------------------------------------------------------- --------------------
Bonds and stocks of parents, subsidiaries and affiliates - book value
-------------------------------------------------------------------------------------------- --------------------
     Bonds                                                                                                    -
-------------------------------------------------------------------------------------------- --------------------
     Preferred stocks                                                                                         -
-------------------------------------------------------------------------------------------- --------------------
     Common stocks                                                                                        5,766
-------------------------------------------------------------------------------------------- --------------------

Bonds and short-term investments by class and maturity:
-------------------------------------------------------------------------------------------- --------------------
Bonds by maturity - statement value
-------------------------------------------------------------------------------------------- --------------------
     Due within one year or less                                                                    $   199,617
-------------------------------------------------------------------------------------------- --------------------
     Over 1 year through 5 years                                                                        778,004
-------------------------------------------------------------------------------------------- --------------------
     Over 5 years through 10 years                                                                      379,313
-------------------------------------------------------------------------------------------- --------------------
     Over 10 years through 20 years                                                                      74,274
-------------------------------------------------------------------------------------------- --------------------
     Over 20 years                                                                                       23,378
                                                                                                  -------------
-------------------------------------------------------------------------------------------- --------------------
     Total by maturity                                                                               $1,454,586
                                                                                                     ==========
-------------------------------------------------------------------------------------------- --------------------

Bonds by class - statement value
-------------------------------------------------------------------------------------------- --------------------
     Class 1                                                                                         $1,108,385
-------------------------------------------------------------------------------------------- --------------------
     Class 2                                                                                            231,752
-------------------------------------------------------------------------------------------- --------------------
     Class 3                                                                                             88,082
-------------------------------------------------------------------------------------------- --------------------
     Class 4                                                                                             17,494
-------------------------------------------------------------------------------------------- --------------------
     Class 5                                                                                              7,148
-------------------------------------------------------------------------------------------- --------------------
     Class 6                                                                                              1,725
                                                                                                 --------------
-------------------------------------------------------------------------------------------- --------------------
     Total by class                                                                                  $1,454,586
                                                                                                     ==========
-------------------------------------------------------------------------------------------- --------------------

     Total bonds publicly traded                                                                     $1,155,720
-------------------------------------------------------------------------------------------- --------------------
     Total bonds privately placed                                                                       298,866
-------------------------------------------------------------------------------------------- --------------------

Preferred stocks - statement value                                                                            4
-------------------------------------------------------------------------------------------- --------------------
Common stocks - market value                                                                            147,685
-------------------------------------------------------------------------------------------- --------------------
Short-term investments - book value                                                                      42,373
-------------------------------------------------------------------------------------------- --------------------
Financial options owned - statement value                                                                 5,319
-------------------------------------------------------------------------------------------- --------------------
Financial options written and in force - statement value                                                      -
-------------------------------------------------------------------------------------------- --------------------
Financial futures contracts open - current price                                                              -
-------------------------------------------------------------------------------------------- --------------------
Cash on deposit                                                                                           6,342
-------------------------------------------------------------------------------------------- --------------------


-------------------------------------------------------------------------------------------- --------------------
Life insurance in force:
-------------------------------------------------------------------------------------------- --------------------
     Industrial                                                                                       $       -
-------------------------------------------------------------------------------------------- --------------------
     Ordinary                                                                                        11,905,711
-------------------------------------------------------------------------------------------- --------------------
     Credit life                                                                                              -
-------------------------------------------------------------------------------------------- --------------------
     Group life                                                                                       3,025,407
-------------------------------------------------------------------------------------------- --------------------

Amount of accidental death insurance in force under ordinary policies                                   425,119
-------------------------------------------------------------------------------------------- --------------------

Life insurance policies with disability provisions in force:
-------------------------------------------------------------------------------------------- --------------------
     Industrial                                                                                               -
-------------------------------------------------------------------------------------------- --------------------
     Ordinary                                                                                         4,923,185
-------------------------------------------------------------------------------------------- --------------------
     Credit life                                                                                              -
-------------------------------------------------------------------------------------------- --------------------
     Group life                                                                                              40
-------------------------------------------------------------------------------------------- --------------------

Supplementary contracts in force:
-------------------------------------------------------------------------------------------- --------------------
     Ordinary - not involving life contingencies
-------------------------------------------------------------------------------------------- --------------------
     Amount on deposit                                                                                   53,474
-------------------------------------------------------------------------------------------- --------------------
     Income payable                                                                                       9,813
-------------------------------------------------------------------------------------------- --------------------

Ordinary - involving life contingencies
-------------------------------------------------------------------------------------------- --------------------
     Income payable                                                                                       4,534
-------------------------------------------------------------------------------------------- --------------------

Group - not involving life contingencies
-------------------------------------------------------------------------------------------- --------------------
     Amount of deposit                                                                                        -
-------------------------------------------------------------------------------------------- --------------------
     Income payable                                                                                           -
-------------------------------------------------------------------------------------------- --------------------

Group - involving life contingencies
-------------------------------------------------------------------------------------------- --------------------
     Income payable                                                                                           -
-------------------------------------------------------------------------------------------- --------------------

Annuities:
-------------------------------------------------------------------------------------------- --------------------
     Ordinary
-------------------------------------------------------------------------------------------- --------------------
        Immediate - amount of income payable                                                              1,986
-------------------------------------------------------------------------------------------- --------------------
        Deferred - fully paid - account balance                                                         470,215
-------------------------------------------------------------------------------------------- --------------------
        Deferred - not fully paid - account balance                                                   2,096,577
-------------------------------------------------------------------------------------------- --------------------

     Group
-------------------------------------------------------------------------------------------- --------------------
        Immediate - amount of income payable                                                                  -
-------------------------------------------------------------------------------------------- --------------------
        Fully paid account payable                                                                            -
-------------------------------------------------------------------------------------------- --------------------
        Not fully paid - account balance                                                                      -
-------------------------------------------------------------------------------------------- --------------------


--------------------------------------------------------------------------------------------- -------------------
Accident and health insurance - premiums in force:
--------------------------------------------------------------------------------------------- -------------------
     Ordinary                                                                                              3,306
--------------------------------------------------------------------------------------------- -------------------
     Group                                                                                                30,118
--------------------------------------------------------------------------------------------- -------------------
     Credit                                                                                                    -
--------------------------------------------------------------------------------------------- -------------------

Deposit funds and dividend accumulations:
--------------------------------------------------------------------------------------------- -------------------
     Deposit funds - account balance                                                                         810
--------------------------------------------------------------------------------------------- -------------------
     Dividend accumulations - account balance                                                            160,712
--------------------------------------------------------------------------------------------- -------------------

Claim payments 2000:
--------------------------------------------------------------------------------------------- -------------------
     Group accident and health - year ended December 31
--------------------------------------------------------------------------------------------- -------------------
     2000                                                                                                  4,536
--------------------------------------------------------------------------------------------- -------------------
     1999                                                                                                  2,066
--------------------------------------------------------------------------------------------- -------------------
     1998                                                                                                     97
--------------------------------------------------------------------------------------------- -------------------
     1997                                                                                                    184
--------------------------------------------------------------------------------------------- -------------------
     1996                                                                                                     21
--------------------------------------------------------------------------------------------- -------------------
     Prior                                                                                                    59
--------------------------------------------------------------------------------------------- -------------------

Other accident and health
--------------------------------------------------------------------------------------------- -------------------
     2000                                                                                                    366
--------------------------------------------------------------------------------------------- -------------------
     1999                                                                                                    193
--------------------------------------------------------------------------------------------- -------------------
     1998                                                                                                     80
--------------------------------------------------------------------------------------------- -------------------
     1997                                                                                                     34
--------------------------------------------------------------------------------------------- -------------------
     1996                                                                                                     29
--------------------------------------------------------------------------------------------- -------------------
     Prior                                                                                                   112
--------------------------------------------------------------------------------------------- -------------------

Other coverages that use developmental methods to calculate claims reserves
--------------------------------------------------------------------------------------------- -------------------
     2000                                                                                                      -
--------------------------------------------------------------------------------------------- -------------------
     1999                                                                                                   -
--------------------------------------------------------------------------------------------- -------------------
     1998                                                                                                   -
--------------------------------------------------------------------------------------------- -------------------
     1997                                                                                                   -
--------------------------------------------------------------------------------------------- -------------------
     1996                                                                                                   -
--------------------------------------------------------------------------------------------- -------------------
     Prior                                                                                                  -
--------------------------------------------------------------------------------------------- -------------------

See accompanying independent auditors' report.

                                     PART C

                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(a)      Financial Statements

         All required financial statements are included in Part B.

(b)      Exhibits

          1. Certified resolution of the board of directors of Century Life of America (the "Company") establishing Century Variable Annuity Account (the "Account"). Incorporated herein by reference to post-effective amendment number 5 to Form N-4 registration statement (File No. 33-73738) filed with the Commission on April 16, 1996.

          2.   Not Applicable.

          3.(a)Distribution   Agreement   Between  CUNA  Mutual  Life  Insurance
               Company and CUNA Brokerage Services, Inc. for Variable Annuity Contracts dated January 1, 1997. Incorporated herein by reference to post-effective amendment number 6 to Form N-4 registration statement (File No. 33-73738) filed with the Commission on April 18, 1997.

          (b) Servicing Agreement related to the Distribution Agreement between CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc. for Variable Annuity Contracts dated January 1, 1997. Incorporated herein by reference to post-effective amendment number 6 to Form N-4 registration statement (File No. 33-73738) filed with the Commission on April 18, 1997.


          4.(a)Variable Annuity Contract Form No. 2000-VAII.


          (b)  State Variations to Contract Form No. 2000-VAII.

          (c)  TSA  Endorsement,  Form No. 1659 (VANN).  Incorporated  herein by reference  to  post-effective  amendment  number  7 to  Form  N-4 registration statement (File No. 33-73738) filed with the Commission on April 17, 1998.

          (d)  IRA Endorsement, Form No. 3762 (VANN) 2000.

          (e) Roth IRA Endorsement, Form No. 99-VAROTH. Incorporated herein by reference to post-effective amendment number 9 to Form N-4 registration statement (File NO. 33-73738) filed with the Commission on April 22, 1999.

          (f) Executive Benefit Plan Endorsement, Form No. 98-EBP. Incorporated herein by reference to post-effective amendment number 8 to Form N-4 registration statement (File No. 33-73738) filed with the Commission on February 24, 1999.

          (g)  5%  Guarantee  Death  Benefit  Rider.   Incorporated   herein  by
               reference to Form N-4 initial registration statement (File No. 333-40304) filed with the Commission on June 28, 2000.

          (h) 7 Year Anniversary Value Death Benefit Rider. Incorporated herein by reference to Form N-4 initial registration statement (File No. 333-40304) filed with the Commission on June 28, 2000.

          (i) Maximum Anniversary Value Death Benefit Rider. Incorporated herein by reference to Form N-4 initial registration statement (File No. 333-40304) filed with the Commission on June 28, 2000.

          (j) Waiver of Surrender Charge Endorsement. Incorporated herein by reference to Form N-4 initial registration statement (File No. 333-40304) filed with the Commission on June 28, 2000.


          5.(a)Variable Annuity Application. Incorporated herein by reference to Form N-4 pre-effective registration statement number 1 (File No. 333-40304) filed with the Commission on October 31, 2001.


          (b)  State Variations to Application Form No. 2000-VAIIAPP.

          6.(a)Certificate of Existence of the Company.  Incorporated  herein by reference  to  post-effective  amendment  number  5 to  Form  N-4 registration statement (File No. 33-73738) filed with the Commission on April 16, 1996.

          (b) Articles of Incorporation of the Company. Incorporated herein by reference to post-effective amendment number 6 to Form N-4 registration statement (File No. 33-73738) filed with the Commission on April 18, 1997.

          (c) Bylaws of the Company. Incorporated herein by reference to post-effective amendment number 6 to Form N-4 registration statement (File No. 33-73738) filed with the Commission on April 18, 1997.

          7.   Not Applicable.


          8.   Participation   Agreement  between  Franklin  Templeton  Variable
               Insurance Products Trust, Franklin Templeton Distributors, Inc., and CUNA Mutual Life Insurance Company dated May 1, 2000.

          9. Opinion of Counsel from Kevin S. Thompson. Incorporated herein by reference to Form N-4 pre-effective registration statement number 1 (File No. 333-40304) filed with the Commission on October 31, 2001.


          10.  PricewaterhouseCoopers LLP Consent.

          11.  Not applicable.

          12.  Not applicable.

          13.  Schedules of Performance Data Computation.

          14.  Not applicable.

Power of Attorney.

Item 25.  Directors and Officers of the Company

Name                       Position/Office
Directors

James C. Barbre**          Director
Robert W. Bream**          Director
James L. Bryan**           Director & Vice Chairman
Loretta M. Burd**          Director & Treasurer
Ralph B. Canterbury**      Director
Rudolf J. Hanley**         Director
Jerald R. Hinrichs**       Director
Michael B. Kitchen**       Director
Brian L. McDonnell**       Director & Secretary
C. Alan Peppers**          Director
Omer K. Reed**             Director
Neil A. Springer**         Director & Chairman of the Board
Farouk D.G. Wang**         Director
Larry T. Wilson**          Director

Executive Officers


Wayne A. Benson**          CUNA Mutual Life Insurance Company*
                           Chief Officer - Sales & Marketing


Michael S. Daubs**         CUNA Mutual Life Insurance Company*
                           Chief Officer - Investments


James M. Greaney**         CUNA Mutual Life Insurance Company*
                           Chief Officer -  Credit Union Enterprise


Steven A. Haroldson        CUNA Mutual Life Insurance Company
                           Chief Officer - Technology

Jeffrey D. Holley          CUNA Mutual Life Insurance Company
                           Chief Officer - Finance

Michael B. Kitchen**       CUNA Mutual Life Insurance Company*
                           President and Chief Executive Officer

Reid A. Koenig***          CUNA Mutual Life Insurance Company*
                           Chief Officer - Operations


Daniel E. Meylink, Sr.**   CUNA Mutual Life Insurance Company*
                           Chief Officer - Members  Enterprise


Faye Patzner**             CUNA Mutual Life Insurance Company*
                           Senior Vice President - General Counsel

* CUNA Mutual Life Insurance Company entered into a permanent affiliation with the CUNA Mutual Insurance Society on July 1, 1990. Those persons marked with an "*" hold identical titles with CUNA Mutual Insurance Society. The most recent position has been given for those persons who have held more than one position with CUNA Mutual Life Insurance Company or CUNA Mutual Insurance Society during the last five year period.

** Principal place of business is 5910 Mineral Point Road, Madison, Wisconsin 53705.
*** Principal  place of business is 2000 Heritage  Way,  Waverly,  Iowa 50677.

Item 26. Persons Controlled by or Under Common Control With the Depositor or Registrant. The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. The Company is a mutual life insurance company and therefore is controlled by its contractowners. Nonetheless, various companies and other entities are controlled by the Company and may be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth on the following organization charts.

In addition, as described in the prospectus under the caption "CUNA Mutual Life Insurance Company," by virtue of an Agreement of Permanent Affiliation with CUNA Mutual Insurance Society ("CUNA Mutual"), the Company and the registrant could be considered to be affiliated persons of CUNA Mutual. Likewise, CUNA Mutual and its affiliates, together with the identity of their controlling persons (where applicable), are set forth on the following organization charts.

                   See organization charts on following page.

                          CUNA Mutual Insurance Society
                  Organizational Chart As Of February 26, 2001

CUNA Mutual Insurance Society
Business: Life, Health & Disability Insurance
May 20, 1935*
State of domicile: Wisconsin

CUNA Mutual Insurance Society, either directly or indirectly is the controlling company of the following wholly-owned subsidiaries:

1.       CUNA Mutual Investment Corporation
         Business: Holding Company
         October 15, 1972*
         State of domicile: Wisconsin

         CUNA Mutual Investment Corporation is the owner of the following subsidiaries:

                  a.       CUMIS Insurance Society, Inc.
                           Business: Corporate Property/Casualty Insurance May 23, 1960*
                           State of domicile: Wisconsin

                  CUMIS Insurance Society, Inc. is the 100% owner of the following subsidiary:

                           (1)      Credit Union Mutual Insurance Society New
                                         Zealand Ltd.
                                    Business: Fidelity Bond Coverage
                                    November l, 1990*
                                    Country of domicile: New Zealand
                                    Incorporated in New Zealand on November 25,
                                        1977
                                    Purchased from New Zealand League on
                                        November 1, 1990

                  b.                CUNA Brokerage Services, Inc.
                                    Business: Brokerage
                                    July 19, 1985*
                                    State of domicile: Wisconsin

                  c.                CUNA Mutual General Agency of Texas, Inc.
                                    Business: Managing General Agent
                                    August 14, 1991*
                                    State of domicile: Texas

                  d.                MEMBERS Life Insurance Company
                                    Business: Credit Disability/Life/Health
                                    February 27, 1976*
                                    State of domicile: Wisconsin
                                    Formerly CUMIS Life & CUDIS

                  e.                International Commons, Inc.
                                    Business: Special Events
                                    January 13, 1981*
                                    State of domicile: Wisconsin

                  f.                CUNA Mutual Mortgage Corporation
                                    Business: Mortgage Servicing
                                    November 20, 1978* Incorporated
                                    December 1, 1995 Wholly Owned
                                    State of domicile: Wisconsin

                  g.                CUNA Mutual Insurance Agency, Inc.
                                    Business: Leasing/Brokerage
                                    March 1, 1974*
                                    State of domicile: Wisconsin
                                    Formerly CMCI Corporation

                  h.                Stewart Associates Incorporated
                                    Business:  Credit Insurance, Collateral
                                        Protection, Mechanical Breakdown
                                    March 6, 1998
                                    State of domicile:  Wisconsin

i.       CMG Mortgage Assurance Company
         Formerly Investors Equity Insurance Company, Inc.
         Business: Private Mortgage Insurance
         50% ownership by CUNA Mutual Investment Corporation
         50% ownership by PMI Mortgage Insurance Company
         Incorporated in California on March 3, 1969
         Acquired by CUNA Mutual Investment Corporation on April 14, 1994 State of domicile: Wisconsin

j.       CUNA Mutual Business Services, Inc.
         Business: Financial Services
         Incorporated April 22, 1974
         Wholly owned March 6, 2000
         State of domicile: Wisconsin

         CUNA Mutual Insurance Agency, Inc. is the 100% owner of the following subsidiaries:

         (1)      CM Field Services, Inc.
                  Business: Serves Agency Field Staff
                  January 26,1994*
                  State of domicile: Wisconsin

         (2)      CUNA Mutual Insurance Agency of Alabama, Inc.
                  Business: Property & Casualty Agency
                  May 27, 1993
                  State of domicile: Alabama

         (3)      CUNA Mutual Insurance Agency of New Mexico, Inc.
                  Business: Brokerage of Corporate & Personal Lines
                  June 10, 1993*
                  State of domicile: New Mexico

         (4)      CUNA Mutual Insurance Agency of Hawaii, Inc.
                  Business: Property & Casualty Agency
                  June 10, 1993*
                  State of domicile: Hawaii

         (5)      CUNA Mutual Casualty Insurance Agency of Mississippi, Inc.
                  Business: Property & Casualty Agency
                  June 24, 1993 *
                  State of domicile: Mississippi

         (6)      CUNA Mutual Insurance Agency of Kentucky, Inc.
                  Business: Brokerage of Corporate & Personal Lines October 5, 1994*
                  State of domicile: Kentucky

         (7)      CUNA Mutual Insurance Agency of Massachusetts, Inc.
                  Business: Brokerage of Corporate & Personal Lines January 27, 1995*
                  State of domicile: Massachusetts

2.       C.U.I.B.S. Pty. Ltd.
         Business: Brokerage
         February 18,1981*
         Country of domicile: Australia

3.       CUNA Caribbean Insurance Society Limited
         Business:  Life and Health
         July 4, 1985*
         Country of domicile:  Trinidad and Tobago

4.       CUNA Mutual Australia Holding Co. Pty. Ltd.
         Business: Holding Company
         September 17, 1999*
         Country of domicile: Australia

         CUNA Mutual Australia Holding Co. Pty. Ltd is the owner of the following subsidiary:

         (1)      CUNA Mutual Life Australia, Ltd.
                  Business: Life insurance
                  October 15, 1999
                  Country of Domicile: Australia

5.       CUNA Mutual Group, Limited
         Business: Brokerage
         May 27, 1998
         Country of domicile: U.K.

* Dates shown are dates of acquisition, control or organization.

CUNA Mutual Insurance Society, either directly or through a wholly-owned subsidiary, has a partial ownership interest in the following:

1.       C. U. Family Insurance Services, Inc./Colorado
         50% ownership by CUNA Mutual Insurance Agency, Inc.
         50% ownership by Colleague Services Corporation
         September 1, 1981

2.       C. U. Insurance Services, Inc./Oregon
         50% ownership by CUNA Mutual Insurance Agency, Inc.
         50% ownership by Oregon Credit Union League
         December 27, 1989

3.       The CUMIS Group Limited
         63.3% ownership by CUNA Mutual Insurance Society

4.       MEMBERS Capital Advisors, Inc. (formerly CIMCO Inc.)
         50% ownership by CUNA Mutual Investment Corporation
         50% ownership by CUNA Mutual Life Insurance Company
         January 1, 1992

5.       CUNA Mutual Insurance Agency of Ohio, Inc.
         1% of value owned by Boris Natyshak (CUNA Mutual Employee) subject to a voting trust agreement, Michael B. Kitchen as Voting Trustee. 99% of value-owned by CUNA Mutual Insurance Agency, Inc. Due to Ohio regulations, CUNA Mutual Insurance Agency, Inc. holds no voting stock in this corporation.
         June 14, 1993

6.       CMG Mortgage Insurance Company (Formerly Investors Mortgage Insurance
                 Company)
         50% ownership by CUNA Mutual Investment Corporation
         50% ownership by PMI Mortgage Insurance Co.
         April 14, 1994

7.       Cooperators Life Assurance Society Limited (Jamaica)
         CUNA Mutual Insurance Society owns 122,500 shares
         Jamaica Co-op Credit Union League owns 127,500 shares
         May 10, 1990

8.       CU Interchange Group, Inc.
         Owned by CUNA Strategic Services, Inc. and various state league organizations
         December 15, 1993 - CUNA Mutual Investment Corporation purchased 100 shares stock

10.      CMG Mortgage Reinsurance Company
         50% ownership by CUNA Mutual Investment Corporation
         50% ownership by PMI Insurance Company
         July 26, 1999

10.      Credit Union Service Corporation
         Atlanta, Georgia
         Owned by Credit Union National Association, Inc. and 18 state league organizations
         March 29, 1996 - CUNA Mutual Investment Corporation purchased 1,300,000 shares of stock

11.      finsure.australia limited
         50% ownership by CUNA Mutual Australia Holding Company Pty. Limited 50% ownership by CUSCAL
         October 15, 1999

12.      CUNA Strategic Services, Inc.
         CUNA Mutual Insurance Society owns 200.71 shares
         December 31, 1999

Partnerships

1.       CM CUSO Limited Partnership, a Washington Partnership
         CUMIS Insurance Society, Inc. - General Partner
         Credit Unions in Washington - Limited Partners
         June 14, 1993

Limited Liability Companies

1.       "Sofia LTD." (Ukraine)
         99.96% CUNA Mutual Insurance Society
         .04% CUMIS Insurance Society, Inc.
         March 6, 1996

2.       'FORTRESS' (Ukraine)
         80% "Sofia LTD."
         19% The Ukrainian National Association of Savings and Credit Unions 1% Service Center by UNASCU
         September 25, 1996

3.       MEMBERS Development Company LLC
         49 % CUNA Mutual Investment Corporation
         51% Credit Unions & CUSOs
         September 24, 1999

4.       The Center for Credit Union Innovation LLC
         33.3% ownership by CUNA Mutual Insurance Society 33.3% ownership by CUNA & Affiliates 33.3% ownership by American Association of Credit Union Leagues
         January 5, 2000

Affiliated (Nonstock)

1.       MEMBERS Prime Club, Inc.
         August 8, 1978

2.       CUNA Mutual Group Foundation, Inc.
         July 5, 1967

3.       CUNA Mutual Life Insurance Company
         July 1, 1990

                       CUNA Mutual Life Insurance Company

                  Organizational Chart As Of February 26, 2001

CUNA Mutual Life Insurance Company
An Iowa mutual life insurance company
Fiscal Year End: December 31

CUNA Mutual Life Insurance Company is the controlling company for the following subsidiaries:

1. MEMBERS Capital Advisors, Inc. (f/k/a CIMCO Inc. (CIMCO)) An Iowa Business Act Corporation
         50% ownership by CUNA Mutual Life Insurance Company
         50% ownership by CUNA Mutual Investment Corporation
         July 16, 1982

         MEMBERS Capital Advisors, Inc. (f/k/a CIMCO Inc. (CIMCO)) is
                the investment adviser of:
         Ultra Series Fund
         MEMBERS Mutual Funds

2.       Plan America Program, Inc.
         A Maine Business Act Corporation
         100% ownership by CUNA Mutual Life Insurance Company
         March 9, 1995

3.       CMIA Wisconsin Inc.
         A Wisconsin Business Act Corporation
         100% ownership by CUNA Mutual Life Insurance Company
         May 29, 1998

4.       League Insurance Agency, Inc.
         (Wholly owned by CMIA Wisconsin, Inc.)
         Business: Insurance Agency
         Incorporated on August 16, 1973
         Acquired on August 31, 2000
         State of domicile: Connecticut

         League Insurance Agency is the 100% owner of the following subsidiary:

         Member Protection Insurance Plans
         Business: Insurance Agency
         Incorporated on August 21, 1991
         Acquired on August 31, 2000
         State of domicile: Connecticut

Item 27.  Number of Contractowners


         As  ofJanuary  31,  2001,  there  were  341   non-qualified   contracts
outstanding and 355 qualified contracts outstanding.

Item 28.  Indemnification.

         Section 10 of the Bylaws of the Company and Article VIII, Section 4 of the Company's charter together provide for indemnification of officers and directors of the Company against claims and liabilities that such officers and/or directors become subject to by reason of having served as an officer or director of the Company or any subsidiary or affiliate of the Company. Such indemnification covers liability for all actions alleged to have been taken, omitted, or neglected by such officers or directors in the line of duty as an officer or director, except liability arising out of an officer's or a director's willful misconduct.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriter

         (a) CUNA Brokerage is the registrant's principal underwriter and for certain variable life insurance contracts issued by CUNA Mutual Life Variable Account. CUNA Brokerage is also principal underwriter for the Ultra Series Fund, an underlying Fund for the Company's variable products. CUNA Brokerage is the distributor of MEMBERS Mutual Funds, a group of open-end investment companies.

         (b)      Officers and Directors of CUNA Brokerage.

Name and Principal                                            Positions and Offices
Business Address                                              With the Underwriter

Joseph L. Bauer*           Assistant Treasurer                Finance Reporting Operations Manager

Wayne A. Benson*           Director & President               Chief Officer - Sales

Donna C. Blankenheim*      Assistant Secretary                Vice President
                                                               Assistant Secretary

Timothy L. Carlson**       Assistant Treasurer                None

Jan C. Doyle*              Assistant Secretary                Assistant Secretary


Mark Eisenmann*            Assistant Compliance               Assistant Director - Insurance & Securities
                            Officer                           Market

David S. Emery             Vice President                     Division Vice President Credit Union Services
9500 Cleveland Av. #210
Rancho Cucamonga, CA 91730


John C. Fritsche           Assistant Vice President           None
4455 LBJ Freeway
Suite 1108
Dallas, TX 75244


James Gowan*               Director                           Vice President Relationship Management Sales


Tracy K. Gunderson*        Assistant Secretary                Recording Secretary/Technical Writer

Lawrence R. Halverson*     Director                           None

John W. Henry*             Director & Vice President          Vice President

Michael G. Joneson*        Secretary                          Vice President


Daniel J. LaRocque*        Vice President                     Vice President & Deputy General Counsel

Marcia L. Martin**         Director & Assistant Vice          Assistant Vice President Broker/Dealer Ops
                           President


Campbell D. McHugh*        Compliance Officer                 None


Daniel E. Meylink, Sr.     Director                           Chief Officer - Member Services


Andrew C. Osen*            Associate Compliance               Assistant Counsel
                            Officer

Faye A. Patzner*           Vice President - General           Senior Vice President and General
                            Counsel                            Counsel


Brian L. Schroeder*        Associate Compliance               Assistant Director, Insurance &
                            Officer                            Securities Market

Barbara L. Secor**         Assistant Secretary                Assistant Vice President
                                                               Assistant Secretary

Helen W. Wagabaza          Assistant Secretary                Recording Secretary/Technical Writer

John W. Wiley*             Associate Compliance Officer       None


Gregory A. Zanowski        Vice President                     Vice President, CUNA Mutual Life Distribution
CUNA Mutual Group-Midwest division
15800 N. Haggerty Road, suite 101
Plymouth, Michigan 48170-4859


*The principal business address of these persons is: 5910 Mineral Point Road, Madison, Wisconsin 53705.

**The principal business address of these persons is: 2000 Heritage Way, Waverly, Iowa 50677.

          (c) CUNA Brokerage Services is the only principal underwriter. The Distribution Agreement between the Company and CUNA Brokerage Services and the Related Servicing Agreement between the Company and CUNA Brokerage Services specify the services provided by each party. Those contracts have been filed as exhibits under Item 24(b)(3). The Company pays a dealer concession of approximately six percent, as more fully described in Schedule A of the Servicing Agreement. The total dealer's concession for the year ended December 31, 2000, was$22,761,632.00. The contracts provide that the Company performs certain functions on behalf of the distributor. For example, the Company sends confirmation statements to Owners and the Company maintains payroll records for the registered representatives. Some of the dealer concession is used to reimburse the Company for the services it performs on behalf of the distributor.

Item 30.  Location Books and Records


         All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the Company at 2000 Heritage Way, Waverly, Iowa 50677 or at MEMBERS Capital Advisors, Inc. (formerly CIMCO Inc. (CIMCO)) or CUNA Mutual Group, both at 5910 Mineral Point Road, Madison, Wisconsin 53705.

Item 31.  Management Services

         All management contracts are discussed in Part A or Part B of this registration statement.

Item 32.  Undertakings and Representations

         (a) The registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the Contracts offered herein are being accepted.

         (b) The registrant undertakes that it will include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove and send to the Company for a statement of additional information.

         (c) The registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to the Company at the address or phone number listed in the Prospectus.

         (d) The Company represents that in connection with its offering of the Contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

         (e) The Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by CUNA Mutual Life Insurance Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant, CUNA Mutual Life Variable Annuity Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to the rule 485(b) under the Securities Act of 1933, has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Madison, and State of Wisconsin, on the 16th day of April, 2001.

                          CUNA Mutual Life Variable Annuity Account (Registrant) By CUNA Mutual Life Insurance Company

                          By: /s/Michael B. Kitchen
                                 Michael B. Kitchen
                                 President

Pursuant to the requirements of the Securities Act of 1933, the registrant, CUNA Mutual Life Variable Annuity Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to rule 485(b) under the Securities Act of 1933 has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Madison, and State of Wisconsin, on the 16th day of April, 2001.

                          CUNA Mutual Life Insurance Company (Depositor)

                          By: /s/Michael B. Kitchen
                                 Michael B. Kitchen
                                 President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURE AND TITLE                         DATE                     SIGNATURE AND TITLE                       DATE

/s/James C. Barbre                          *                        /s/Brian L. McDonnell                     *
--------------------------------------                               --------------------------------------
James C. Barbre, Director                                            Brian L. McDonnell, Director


/s/Robert W. Bream                          *                        /s/C. Alan Peppers                        *
--------------------------------------                               --------------------------------------
Robert W. Bream, Director                                            C. Alan Peppers, Director


/s/James L. Bryan                           *                        /s/Omer K. Reed                           *
--------------------------------------                               --------------------------------------
James L. Bryan, Director                                             Omer K. Reed, Director


/s/Loretta M. Burd                          *                        /s/Neil A. Springer                       *
--------------------------------------                               --------------------------------------
Loretta M. Burd, Director                                            Neil A. Springer, Director


/s/Ralph B. Canterbury                      *                        /s/Kevin S. Thompson                      04/11/01
--------------------------------------                               --------------------------------------
Ralph B. Canterbury, Director                                        Kevin S. Thompson, Attorney-In-Fact


/s/Rudolf J. Hanley                         *                        /s/Farouk D. G. Wang                      *
--------------------------------------                               --------------------------------------
Rudolf J. Hanley, Director                                           Farouk D. G. Wang, Director


/s/Jerald R. Hinrichs                       *                        /s/Larry T. Wilson                        *
--------------------------------------                               --------------------------------------
Jerald R. Hinrichs, Director                                         Larry T. Wilson, Director


/s/Michael B. Kitchen                       04/11/01
--------------------------------------
Michael B. Kitchen, Director

*Pursuant to Powers of Attorney filed herewith

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following person in the capacity indicated on the date indicated.

SIGNATURE AND TITLE                                             DATE

/s/Michael G. Joneson                                           04/11/01
Michael G. Joneson
Vice President - Accounting & Financial Systems

/s/Jeffrey D. Holley                                            04/11/01
Jeffrey D. Holley
Chief Financial Officer

/s/Michael B. Kitchen                                           04/11/01
Michael B. Kitchen
President and Chief Executive Officer

                                  EXHIBIT INDEX


4.       (a)     Variable Annuity Contract Form No. 2000-VAII.

4.       (b)     State Variations to Contract Form No. 2000-VAII.

4.       (d)     IRA Endorsement, Form No. 3762 (VANN) 2000.

5.       (b)     State Variations to Application Form No. 2000-VAIIAPP.

8.       a.      Participation Agreement between Franklin Templeton Variable
                 Insurance Products Trust, Franklin Templeton Distributors,
                 Inc., and CUNA Mutual Life Insurance Company dated May 1, 2000.

10.      PricewaterhouseCoopers LLP Consent

13.      Schedule of Performance Data Computation.


Powers of Attorney

                                  Exhibit 4.(a)
                           Variable Annuity Contract.

CUNA MUTUAL LIFE INSURANCE COMPANY
A Mutual Insurance Company
2000 Heritage Way, Waverly, Iowa 50677
Telephone: 800/798-5000

                            FLEXIBLE PREMIUM DEFERRED
                           VARIABLE AND FIXED ANNUITY

                                                     CONTRACT NUMBER: 123456789

READ YOUR CONTRACT CAREFULLY. This is a legal contract between the owner and CUNA Mutual Life Insurance Company, and hereafter will be referred to as the contract.

This contract is issued to the owner in consideration of the application and the initial purchase payment. CUNA Mutual Life Insurance Company will pay the benefits of this contract, subject to its terms and conditions, which will never be less than the amount required by state law.

THE DOLLAR AMOUNT OF ANY INCOME PAYMENTS AND OTHER VALUES PROVIDED BY THIS CONTRACT WILL INCREASE OR DECREASE BASED ON THE INVESTMENT EXPERIENCE OF THE SUBACCOUNTS SELECTED. THE VARIABLE PROVISIONS ARE DESCRIBED IN SECTION 7.

THIS CONTRACT CONTAINS A MARKET VALUE ADJUSTMENT PROVISION. THE AMOUNT PAYABLE UPON SURRENDER OR PARTIAL WITHDRAWAL OF THE FIXED CONTRACT VALUE MAY BE ADJUSTED UPWARD OR DOWNWARD BASED ON A MARKET VALUE ADJUSTMENT FORMULA. SEE SECTION 10.5.

Signed for CUNA Mutual Life Insurance Company, Waverly, Iowa, on the Contract Issue Date.

 /s/Michael B. Kitchen                                      /s/Barbara L. Secor
 Michael B. Kitchen                                         Barbara L. Secor
 President                                                  Assistant Secretary

RIGHT TO EXAMINE THIS CONTRACT. If for any reason you decide not to keep this contract, you may return it to us within [10] days after you receive it. If this contract is a replacement for an existing contract, you may return it to us within [30] days after you receive it. You may return it to either our home office or to the agent who sold it to you. We will consider it void from the beginning and will pay a refund within 7 days of receipt of the contract in the home office. We will refund any net purchase payments allocated to the fixed account option; plus any net purchase payments allocated to the variable account adjusted to reflect investment gain or loss from the date of allocation to the date of cancellation; plus any applicable premium expense charges which have been deducted prior to allocation. If this contract is an individual retirement annuity, during the first [10] days of your right to examine period, we will, instead of the foregoing, refund any purchase payments received by us.

                 Flexible Purchase Payments as Described Herein
                   Income Payments Starting on the Payout Date
             Death Benefit Payable at Death Prior to the Payout Date
                                  Participating

--------------------------------------------------------------------------------
CONTRACT GUIDE AND INDEX
--------------------------------------------------------------------------------

Data Page............................................................Section 1

Definitions..........................................................Section 2

General Information..................................................Section 3

Owner and Beneficiary................................................Section 4

Accumulation Period..................................................Section 5

Purchase Payments....................................................Section 6

Investment Options...................................................Section 7

Transfer Privilege...................................................Section 8

Contract Value.......................................................Section 9

Withdrawal Provision.................................................Section 10

Death of Annuitant and/or Owner......................................Section 11

Death Benefit Proceeds...............................................Section 12

Loans and Dividends..................................................Section 13

Payout Period........................................................Section 14

Income Payments......................................................Section 15

Death of Owner.......................................................Section 16

Option Tables........................................................Section 17

Additional Benefit Rider(s)

                           Contract Number: 123456789

SECTION  1.                                 DATA PAGE

              FLEXIBLE PREMIUM DEFERRED VARIABLE AND FIXED ANNUITY

ANNUITANT:   John Doe               CONTRACT NUMBER:  123456789
CO-ANNUITANT:   Jane Doe            CONTRACT ISSUE DATE:  October 1, 2000
PAYOUT DATE:  October 1, 2050       LIFE INCOME RATES:  Type A
INCOME OPTION:  10 C & L            LOAN AVAILABLE:  No
OWNER(S):  John Doe            Jane Doe

INITIAL PURCHASE PAYMENT:  $20,000
         See application for allocation of initial purchase payment.

MINIMUM ADDITIONAL PURCHASE PAYMENT:  $100

CHARGES AND FEES*:
         Mortality and Expense Risk Charge:   [1.15% per year]
         Maximum Contract Fee:   $30 per year
         Maximum Transfer Fee:   $10 after 1st 12 transfers in a contract year
         Premium Expense Charge on the contract issue date:   0.00%
         Surrender Charges:  Each purchase payment has an individual surrender charge schedule, as described in Section 10.3.

  * We reserve the right to reduce or waive any of these charges or fees. Any reduction or waiver will be administered in a non-discriminatory manner.

DEATH BENEFIT RIDERS:                                  Annual Percentage Charge
                                                       ------------------------
Maximum Anniversary Value Death Benefit Rider          [0.15%]
5% Annual Guarantee Death Benefit Rider                [0.15%]
7 Year Anniversary Death Benefit Rider                 [0.10%]

INITIAL ALLOCATION OF NET PURCHASE PAYMENTS:
VARIABLE ACCOUNT:  CUNA Mutual Life Variable Annuity Account

Subaccounts                       Fund                       Percentage
-----------                       ----                       ----------
Mid-Cap Stock                     Ultra Series                0.00%
Capital Appreciation Stock        Ultra Series                0.00%
Growth & Income Stock             Ultra Series               15.00%
Balanced                          Ultra Series               25.00%
Bond                              Ultra Series               10.00%
Money Market                      Ultra Series                0.00%
High Income                       Ultra Series                0.00%
International Stock               Ultra Series                0.00%
Emerging Growth                   Ultra Series                0.00%
Global Securities                 Ultra Series                0.00%

FIXED ACCOUNT OPTION:

Fixed                            Current Guaranteed
Periods                             Interest Rate

1 Year                                  5.05%                25.00%
3 Year                                  5.25%                 0.00%
5 Year                                  5.55%                 0.00%
7 Year                                  5.60%                 0.00%
10 Year                                 5.65%                 0.00%
DCA Fixed Periods
-----------------
1 Year                                  7.00%                25.00%

SECTION  2.       DEFINITIONS

2.1   What are the most commonly used terms and what do they mean?

accumulation unit - A unit of measure used to calculate variable contract value.

age -  Age as of last birthday.

annuitant - The person (or persons) whose life (or lives) determines the income payment benefits payable under the contract and whose death determines the death benefit. No more than two annuitants may be named. Provisions referring to the death of an annuitant mean the last surviving annuitant.

beneficiary - The person (or persons) named by the owner to whom the proceeds payable on the death of the annuitant will be paid. Prior to the payout date, if no beneficiary survives the annuitant, you or your estate will be the beneficiary.

the code -  The Internal Revenue Code of 1986, as amended.

contract anniversary - The same day and month as the contract issue date for each year the contract remains in force.

contract issue date - The date shown on the data page of the contract which is used to determine contract years and contract anniversaries.

contract year -  A twelve-month period beginning on a contract anniversary.

contract value - The total amount invested under the contract. It is the sum of the variable contract value, the fixed contract value and the loan account value.

due proof of death - Proof of death satisfactory to us. Such proof may consist of a certified copy of the death record, a certified copy of a court decree reciting a finding of death or any other proof satisfactory to us.

fixed account option - An option under the contract funded by our general account. It is not part of nor dependent upon the investment performance of the variable account.

fixed amount - Any portion of fixed contract value allocated to a particular fixed period with a particular expiration date (including interest thereon).

fixed contract value - The value of the contract in the fixed account option.

fixed period - A choice under the fixed account option with a specific number of years for which we agree to credit a particular effective annual interest rate.

fund - Each investment portfolio (sometimes called a Series) of the Ultra Series Fund or any other open-end management investment company or unit investment trust in which a subaccount invests.

general account - Our assets other than those allocated to the variable account or any other separate account of CUNA Mutual Life Insurance Company.

home office - CUNA Mutual Life Insurance Company, 2000 Heritage Way, Waverly, lowa, 50677.

income unit - A unit of measure used to calculate variable income payments.

loan account - For any contract, a portion of our general account to which variable contract value or fixed contract value is transferred to provide collateral for any loan taken under the contract.

loan amount - The sum of your loan principal plus any accrued loan interest.

net purchase payment - A purchase payment less any deduction for applicable premium expense charges.

new purchase payment - At the time of determination, a purchase payment that we received within the prior seven (7) years.

non-qualified contract -  A contract that is not a "qualified contract."

old purchase payment - Any purchase payment other than a new purchase payment.

owner - The person (or persons) who own(s) the contract and who is entitled to exercise all rights and privileges provided in the contract.

payee - The person receiving income payments upon whose life payments are based.

payout date - The date when income payments will begin, if the annuitant is still living. This date is shown on the data page.

premium expense charge - An amount we deduct from your purchase payments to cover taxes we are currently charged by your state of residence. The initial charge is shown on the data page.

pro-rata  - A method  of  distribution  of  variable  contract  value  and fixed contract value among any of the subaccount(s) or fixed period(s). The distribution is in the same proportion that the value in each subaccount or fixed period has to the total value of the affected subaccount(s) or fixed period(s).

qualified contract - A contract that is issued in connection with plans that qualify for special federal income tax treatment under Sections 401, 403(b), or 408 of the code. If your contract is a qualified contract, the term "fixed amount" may also be referred to as "guarantee amount", and "income payment" may also be referred to as "annuity payment".

SEC -  U.S. Securities and Exchange Commission.

subaccount - A subdivision of the variable account, the assets of which are invested in a corresponding fund.

surrender value - The contract value, less any applicable surrender charges, market value adjustment, premium expense charges not previously deducted, the annual contract fee, any applicable charge for riders and loan amount.

valuation day - Each day on which valuation of the assets of a subaccount is required by applicable law.

valuation period - The period beginning at the close of the New York Stock Exchange (currently 3:00 p.m. Central Time) of one valuation day, and continuing to 3:00 p.m. Central Time, or the close of the New York Stock Exchange, whichever is earlier, of the next succeeding valuation day.

variable account - The CUNA Mutual Life Variable Annuity Account. A segregated investment account of CUNA Mutual Life Insurance Company into which net purchase payments may be allocated.

variable contract value -  The value of the contract in the variable account.

we, our, us -  CUNA Mutual Life Insurance Company.

written request - A signed and dated written notice in a form satisfactory to us and received in our home offfice.

you, your - The owner or owners of this contract who are entitled to exercise all rights and privileges in the policy.

SECTION  3.                GENERAL INFORMATION

3.1   What is the entire contract?
         This contract form, the data page, any attached riders and endorsements, and a copy of the application, if attached to it, are the entire contract between you and us. No one except our president or secretary can change or waive any of our rights or requirements under this contract. Any change must be in writing.

3.2   When does this  contract become incontestable?
         This contract is incontestable from its contract issue date. The statements contained in the application (in the absence of fraud) are considered representations and not warranties.

3.3   What if the annuitant's date of birth or gender has been misstated?
         If the annuitant's date of birth has been misstated, we will adjust the payments under this contract, based on the correct date of birth. If the annuitant's gender has been misstated and the Type A life income rates apply (see the data page and Section 17), we will adjust the payments under this contract based on the correct gender. Any underpayment will be added to the next payment. Any overpayment will be subtracted from future payments.

3.4   What is the annual contract fee?

         The maximum annual contract fee is shown on the data page. The annual contract fee we charge will never be greater than the maximum. During the accumulation period, the contract fee will be deducted pro-rata from your contract value in the subaccounts and fixed amounts on each contract anniversary. This contract fee will also be deducted on the date of any full surrender, if not on a contract anniversary. During the payout period, it will be deducted in equal amounts from any variable income payments made during a contract year. This fee is to reimburse us for the expense of maintaining this contract.

3.5   What premium expense charges may be deducted?
         We will deduct any applicable premium expense charge from surrender value, death benefit amount or the amount applied to an income payout option. However, we reserve the right to charge for the premium expense charge when it is incurred. The premium expense charge rate for your state as of the contract issue date is shown on the data page.

    In addition, we reserve the right to deduct certain other premium expense charges from surrender value, death benefit amount or income payments, as appropriate. Such premium expense charges may include taxes levied by any government entity which we, in our sole discretion, determine have resulted from the establishment or maintenance of the variable account, or from the receipt by us of purchase payments, or from the issuance or termination of this contract, or from the commencement or continuance of income payments under this contract.

3.6   Will annual reports be sent?

         We will send you a report, without charge, at least annually which provides information about your contract required by any applicable law.

3.7   Can we modify the contract?

         Upon notice to you, we may modify the contract if:

          a.) necessary to permit the contract or the variable account to comply with any applicable law or regulation issued by a government agency; or
          b.) necessary to assure continued qualification of the contract under the code or other federal or state laws relating to retirement annuities or variable annuity contracts; or
          c.) necessary to reflect a change in the operation of the variable account; or
          d.)  the modification provides additional investment options.

In the event of most such modifications, the company will make appropriate endorsement to the contract.

SECTION  4.       OWNER AND BENEFICIARY

4.1   What are your rights as owner of this contract?

         The owner has all rights, title and interest in this contract during the accumulation period while the annuitant is living. You may exercise all rights and options stated in this contract, subject to the rights of any irrevocable beneficiary. Assignment of your contract as collateral security will not be allowed.

4.2   How can you change the owner or beneficiary of this contract?
         You may change the owner or beneficiary of this contract by written request at any time while the annuitant is alive. The change will take effect as of the date you signed it. We are not liable for any payment we make or action we take before receiving any such written request.

If the owner is more than one person, the written request for change must be signed by all persons named as owner. A request for change of beneficiary must also be signed by any irrevocable beneficiary.

SECTION  5.                                 ACCUMULATION PERIOD

5.1   What is the accumulation period?

         The accumulation period is the first of two periods of your contract. The accumulation period begins on the contract issue date stated on the data page. This period will continue until the payout date unless the contract is terminated before that date.

SECTION  6.       PURCHASE PAYMENTS

6.1   When can purchase payments be made?

         The initial purchase payment made is shown on the data page.

Additional purchase payments may be made to the home office at any time during the accumulation period. The minimum additional purchase payment is shown on the data page.

We may not accept purchase payments beyond the contract anniversary following the annuitant's 85th birthday.

6.2   Are additional purchase payments required?

         Additional purchase payments after the initial purchase payment are not required.

6.3      How will net purchase payments be allocated?
         Net purchase payments will be allocated as you initially designated. Your initial allocation percentage is shown on the data page. This contract allows you to allocate net purchase payments to any available subaccount of the variable account and any available fixed period of the fixed account option.

Net purchase payments allocated to a subaccount become part of the variable contract value which fluctuates according to the investment performance of the selected subaccount(s). Net purchase payments allocated to a fixed period of the fixed account option become part of the fixed contract value and earn interest at the rate(s) declared for the selected option(s).

You may change the allocation of subsequent net purchase payments at any time, without charge, by written request. The allocation may be 100% to any available subaccount or fixed period, or may be divided among any of the subaccounts or fixed periods in whole percentage points totaling 100%. The minimum allocation to any subaccount or fixed period is 1%. The minimum net purchase payment allocated to a fixed period is $1,000. If you request an allocation of less than $1,000 to a fixed period, the net purchase payment will automatically be allocated to the money market subaccount. Any change will be effective at the time we receive your written request.

SECTION 7.                                  INVESTMENT OPTIONS

7.1      What is the fixed account option?

         The fixed account option is an allocation option supported by assets in our general account. The fixed account option does not depend on the investment performance of the variable account. Subject to applicable law, we have sole discretion over the investment of assets supporting the fixed account option.

7.2 What are the fixed account periods and what happens when a fixed period ends?

         The fixed account periods as of the contract issue date are shown on the data page. The minimum net purchase payment or transfer amount to a fixed period is $1,000. The fixed period selected will determine the guaranteed interest rate. A fixed period will begin on the date the net purchase payment or transfer amount is applied and will end when the number of years in the fixed period selected has elapsed. The last day of a fixed period is the expiration date.

DCA fixed period. You may allocate net purchase payments to a DCA fixed period that we make available. Transfers from subaccount(s) or a fixed period will not be allowed to a DCA fixed period. A minimum amount is required to be transferred monthly from a DCA fixed period to deplete the fixed amount by the expiration date. The minimum transfer amount is the monthly sum required to fully amortize the fixed amount as of the expiration date. See Section 8.1.

All other fixed periods. You may allocate net purchase payments or transfer amounts to one or more of the fixed periods that we make available. We will notify you prior to the expiration date for the fixed amount. You may exercise one of the following options by written request at any time during the 30 day time period prior to the expiration date:

a.) You may transfer the fixed amount to any available fixed period at the current guaranteed interest rate for that period. You may only choose fixed periods other than a DCA fixed period. The fixed period selected cannot extend past the payout date.

b.)  You may transfer the fixed amount to any available subaccount.

c.) If there is less than 1 year to the payout date, you may continue to accumulate interest on the fixed amount at the current guaranteed interest rate available for the 1 year fixed period.

If we are not notified during the 30 day time period prior to the expiration date, a new fixed period will begin automatically on the day following the expiration date. The new fixed period will be the same duration as the previous fixed period. If the new fixed period would extend beyond the payout date, it will automatically be the longest duration that does not extend beyond the payout date. If there is less than 1 year to the payout date, we will continue to credit interest at the current guaranteed interest rate available for the 1 year fixed period.

7.3   What is the variable account?

         The variable account is a segregated investment account to which we allocate certain assets and liabilities related to the contracts and to other variable annuity contracts. The variable account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). We own the assets of the variable account. We value the assets of the variable account each valuation day.

That portion of the assets of the variable account equal to the reserves and other contract liabilities of the contracts supported by the variable account will not be charged with liabilities arising from any other business that we may conduct. We have the right to transfer to our general account any assets of the variable account that are in excess of such reserves and other contract liabilities. The income, gains and losses, realized or unrealized, from the assets allocated to the variable account will be credited to or charged against the variable account, without regard to our other income, gains or losses.

The variable account is divided into subaccounts. The subaccounts as of the contract issue date are shown on the data page. Each subaccount invests its assets solely in the shares or units of designated funds of underlying investment companies. The funds corresponding to the subaccounts available as of the contract issue date are shown on the data page. Net purchase payments allocated and transfers to a subaccount are invested in the fund supporting that subaccount.

7.4   Can the variable account be modified?

         Subject to obtaining approval or consent required by applicable law, we reserve the right to:

     a.) combine the variable account with any of our other separate accounts; b.) eliminate or combine any subaccounts and transfer the assets of any subaccount to any other subaccount;
     c.) add new subaccounts and make such subaccounts available to any class of contracts as we deem appropriate;
     d.)  add new funds or remove existing funds;
     e.) substitute a different fund for any existing fund, if shares or units of a fund are no longer available for investment or if we determine that investment in a fund is no longer appropriate;
     f.) deregister the variable account under the 1940 Act if such registration is no longer required;
     g.) operate the variable account as a management investment company under the 1940 Act (including managing the variable account under the direction of a committee) or in any other form permitted by law;
     h.) restrict or eliminate any voting rights of owners or other persons having such rights as to the variable account; and
     i.) make any other changes to the variable account or its operations as may be required by the 1940 Act or other applicable law or regulations.

In the event of any such substitution or other change, we may make changes to this and other contracts as may be necessary or appropriate to reflect such substitution or other changes.

SECTION  8.                                 TRANSFER PRIVILEGE

8.1 Can you transfer values among and between subaccounts and fixed periods? Your variable contract value may be transferred among the subaccounts or to an available fixed period other than a DCA fixed period at any time prior to the expiration date of the fixed period. Monthly transfers from a DCA fixed period are required to deplete the fixed amount by the expiration date. Transfers from any other fixed period will be allowed only during the 30 day period prior to the expiration date of that fixed period. Transfers are subject to all of the following:

     a.)  the transfer request must be by written request;
     b.) the transfer request must be received in our home office prior to the payout date;
     c.) the amount transferred to a fixed period must be at least $1,000, or it will be transferred automatically to the Money Market Subaccount;
     d.) the transfer is to a subaccount or fixed period other than a DCA fixed period; and
     e.)  the deduction of any transfer fees that we may impose.

Transfers from a DCA fixed period are subject to the following additional requirements:

     a.) monthly transfers will be made automatically to the subaccount(s) you have designated;
     b.) if no subaccounts have been designated, the minimum transfer amount will be automatically transferred to the money market subaccount;
     c.) the minimum transfer amount is the monthly sum required to fully amortize the fixed amount as of the expiration date;
     d.) the initial monthly transfer must occur within one month of the purchase payment allocation to the DCA fixed period and will occur on the transfer day you have designated;
     e.) if an initial transfer day is not designated, the initial transfer will be made one month after allocation of the purchase payment to the DCA fixed period;
     f.) subsequent monthly transfers will occur automatically on the same monthly day as the initial monthly transfer day and will continue until the fixed amount is depleted;
     g.) if a transfer day falls on a weekend or holiday, the transfer will be made on the following valuation day; and
     h.) transfers from a DCA fixed period are not subject to a surrender charge, market value adjustment or transfer fee.

You may make 12 transfers, in addition to transfers from a DCA Fixed Period, per contract year without charge. Each transfer after the 12th transfer may be assessed a transfer fee. The maximum transfer fee is shown on the data page. The transfer fee charged, if any, will never be greater than the maximum and will be deducted from the subaccount(s) or fixed period(s) from which the transfer is made. If a transfer is made from more than one subaccount or fixed period at the same time, the transfer fee will be deducted pro-rata from the remaining variable contract value in such subaccount(s) or from the remaining fixed amount for such fixed period(s). We reserve the right to waive the transfer fees and to modify or eliminate the transfer privilege.

SECTION 9.                                  CONTRACT VALUE

9.1   What is your contract value?

         Your contract value at any time is equal to the sum of the values you have in the fixed account option, the variable account and the loan account.

9.2   How is your fixed contract value determined?
         Your fixed contract value at any time is the sum of all fixed amounts. Each fixed amount is equal to:

     a.) the amount initially allocated or transferred to a fixed period with a specified expiration date; plus the interest subsequently earned;
     b.) less any prior partial withdrawal or amount borrowed; and c.) less any amounts transferred to any subaccount or fixed period.

As a result of any additional purchase payments or transfer of any portion of your contract value, fixed amounts allocated to fixed periods of the same duration may have different expiration dates. Each fixed amount will be treated separately for purposes of determining any market value adjustment described in
Section 10.5. A market value adjustment is not applicable to any fixed amount allocated to a DCA fixed period or any fixed period less than 3 years.

We will periodically establish an applicable guaranteed interest rate for each fixed period made available. Once an interest rate is declared for a fixed amount, it is guaranteed for the duration of the fixed period. The guaranteed effective annual interest rate(s) will never be less than 3%.

9.3      How is your variable contract value determined?
         Your variable contract value for any valuation period is the total of your subaccount values. Your value for each subaccount is equal to:

     a.) the number of that subaccount's accumulation units credited to you; b.) multiplied by the accumulation unit value for that subaccount at the end of the valuation period for which the determination is being made.

9.4   How are accumulation unit values determined?

         The accumulation unit value for each subaccount was arbitrarily set initially at $10. Thereafter, the accumulation unit value for each subaccount at the end of every valuation period is determined by subtracting (b) from (a) and dividing the result by (c) (i.e., (a-b)/c), where:

     a.)  is the net result of:

          1.) the net assets of the subaccount attributable to the accumulation units (i.e., the aggregate value of the underlying fund shares held by the subaccounts) as of the end of such valuation period;

          2.) plus or minus the cumulative credit or charge with respect to any taxes reserved for by us during the valuation period which we determine to be attributable to the operation of the subaccount.

     b.) is the cumulative unpaid charge for the mortality and expense risk charge. The charge for a valuation period is equal to the daily charge for the mortality and expense risk charge multiplied by the number of days in the valuation period.

     c.) is the number of accumulation units outstanding at the end of such valuation period.

For each subaccount, net purchase payments or transferred amounts are converted into accumulation units. The number of accumulation units credited is determined by dividing the dollar amount directed to each subaccount by the value of the accumulation unit for that subaccount at the end of the valuation period in which the net purchase payment or amount is received.

Cancellation of the appropriate number of accumulation units from a subaccount will occur upon:

a.)      a partial withdrawal or surrender;
b.)      a loan;
c.)      a transfer from a subaccount;
d.)      payment of the death benefit;
e.)      the payout date;
f.)      the deduction of the annual contract fee;
g.)      imposition of any transfer fee; and
h.)      the deduction of the applicable charge for riders, if any.

Accumulation units will be cancelled as of the end of the valuation period in which we receive notice of or instructions regarding the event.

SECTION  10.                                WITHDRAWAL PROVISION

10.1   What are the rules for a partial withdrawal of the surrender value?
         You may make partial withdrawals during the accumulation period by written request. You must specify the subaccount(s) or fixed amount(s) from which the partial withdrawal is to be made.

We will pay you the amount you request in connection with a partial withdrawal by canceling accumulation units from appropriate subaccount(s) and/or reducing appropriate fixed amount(s). Partial withdrawals generally will be effective as of the date we receive written request.

Any applicable market value adjustment will affect the amount available for withdrawal from a fixed amount. If, at the time a partial withdrawal is requested from a fixed amount, the fixed amount would be insufficient to permit the deduction of a market value adjustment, then we will not permit the partial withdrawal.

Any applicable surrender charge will be deducted from the remaining value in the subaccount(s) or the remaining fixed amount(s) from which the partial withdrawal is being made. If such remaining subaccount value(s) or fixed amount(s) are insufficient for this purpose, the surrender charge will be deducted pro-rata from all subaccount(s) and fixed amount(s) under the contract based on the remaining contract value in each subaccount or fixed amount.

If a partial withdrawal would cause the surrender value to be less than $2,000, we will treat your request as a full surrender.

10.2   What are the rules for a full surrender of the contract?
         You have the right to surrender this contract during the accumulation period by written request. You will be paid the surrender value. The surrender value is equal to:

     a.) the contract value at the end of the valuation period in which we receive your request;
     b.)  minus any market value adjustment;
     c.)  minus any applicable surrender charge;
     d.) minus the annual contract fee and any applicable charge for rider(s) if the surrender does not occur on a contract anniversary;
     e.)  minus any loan amount; and
     f.)  minus any applicable premium expense charges not previously deducted.

The surrender value will not be less than the amount required by state law.

Upon payment of the above surrender value, this contract is terminated and we have no further obligation under this contract. We may require that this contract be returned to our home office prior to making payment.

10.3     When will a surrender charge be applied and how is it calculated?
         A surrender charge is imposed on the withdrawal of any new purchase payment(s) in excess of the free withdrawal amount described in Section 10.4. Each purchase payment has an individual surrender charge schedule which begins when the purchase payment is credited to your contract and continues for 7 years, as shown below. The amount of the surrender charge is determined separately for each purchase payment and is expressed as a percentage of the purchase payment as follows:

            Number of Years Since                          Surrender Charge
        Purchase Payment was Credited                           Percent
        -----------------------------                     -------------------
                 Less than 1                                      7%
         At least 1 but less than 2                               6%
         At least 2 but less than 3                               5%
         At least 3 but less than 4                               4%
         At least 4 but less than 5                               3%
         At least 5 but less than 6                               2%
         At least 6 but less than 7                               1%
                  7 or more                                       0%

These percentages apply to partial withdrawals and full surrender of new purchase payments in excess of the free withdrawal amount.

For purposes of assessing a surrender charge, contract value is considered withdrawn in the following order:

     a.)  earnings not previously withdrawn;
     b.) old purchase payments beginning with the oldest payment not previously withdrawn;
     c.) new purchase payments beginning with the oldest payment not previously withdrawn.

10.4 What amount(s) may be withdrawn without incurring a surrender charge? The following amounts may be withdrawn without incurring a surrender charge:

     a.)  earnings not previously withdrawn;
     b.) old purchase payments not previously withdrawn; and c.) your annual free withdrawal amount described below.

Your annual free withdrawal amount is equal to 10% of new purchase payments at the time of withdrawal, less free withdrawal amounts previously withdrawn in the current contract year. Free withdrawal amounts not withdrawn in a contract year are not carried over to increase the free withdrawal amount in a subsequent contract year.

10.5 When will a market value adjustment be applied and how is it calculated? A market value adjustment will not be applied at any time to a fixed amount allocated to a DCA fixed period or any fixed period less than 3 years. A market value adjustment will be imposed on any other fixed amounts withdrawn (which includes partial withdrawals, full surrender and amounts borrowed) prior to the end of the fixed period. A market value adjustment will not be imposed on a withdrawal during the 30 day period prior to the expiration date of a fixed period. The interest rate being credited to a DCA fixed period will not be used as a factor in any market value adjustment calculation.

         The amount of the market value adjustment will be calculated by multiplying the amount being withdrawn from the fixed amount (before deduction of any applicable surrender charge) by the following factor:

                              0.70 x (I - J) x N/12

where:

I = the guaranteed interest rate being offered for new fixed periods equal in duration to the period related to the fixed amount being withdrawn. If the applicable fixed period is no longer offered, "I" will be the rate determined by linear interpolation of the guaranteed interest rates for the fixed periods that are available. If the fixed periods needed to perform the linear interpolation are not available, "I" will be the rate payable on the Treasury Constant Maturity Series published by the Federal Reserve for a security with time to maturity equal to the applicable fixed period. Linear interpolation will be used if this period of time to maturity is not quoted.

J = the interest rate being credited to the fixed amount being withdrawn.

N = the number of complete months remaining to the end of the fixed period.

In situations where "I" is greater than "J" the market value adjustment will have the effect of reducing the amount available for withdrawal. Alternatively, if "J" is greater than "I", the market value adjustment will have the effect of increasing the amount available for withdrawal.

No market value adjustment will be assessed for amounts withdrawn in the following situations:

     a.)  calculation of the death benefit upon death of the annuitant;
     b.) amounts withdrawn to pay fees or charges related to your contract; or c.) amounts withdrawn during the 30 day period prior to the expiration date of the fixed period.

In no event will:

     a.) the market value adjustment exceed an amount equal to the interest earned in excess of an effective annual rate of 3% on fixed amounts;
     b.) the sum of any surrender charges and market value adjustment for a fixed amount be greater than 10% of the amount withdrawn; or
     c.) the market value adjustment reduce the amounts withdrawn or transferred below the amount required under the nonforfeiture laws of the state with jurisdiction over the contract.

The total amount withdrawn or surrendered could be less than the total purchase payment(s) because of the cumulative effect of the market value adjustment and surrender charge.

10.6 Are there any restrictions on payment of surrender, partial withdrawals or loans?
         Generally, the amount of any surrender, partial withdrawal or loan will be paid to you within seven days of our receipt of your written request.

In accordance with state law, we reserve the right to postpone payment of any surrender, partial withdrawal or loan of fixed contract value for up to six months after we receive written request. If payment is postponed for more than 29 days, we will pay interest at the effective annual rate of 3.50% for the period of postponement.

We reserve the right to postpone payment of any surrender, partial withdrawal or loan from the variable account for any period when:

          a.) the New York Stock Exchange is closed other than customary weekend and holiday closing;
          b.)  trading on the Exchange is restricted;
          c.) an emergency exists as a result of which it is not reasonable or practicable to dispose of securities held in the variable account or determine their value; or
          d.)  the SEC permits delay for the protection of security holders.

The applicable rules of the SEC shall govern as to whether the conditions in (b) and (c) exist.

SECTION  11.      DEATH OF ANNUITANT AND/OR OWNER

11.1   What if the annuitant dies during the accumulation period?
         If the annuitant dies during the accumulation period, and a co-annuitant survives, no death benefit will be paid. If the sole annuitant dies during the accumulation period and the annuitant is not an owner, we will pay the death benefit to the beneficiary. The beneficiary may elect (within 60 days of the date we receive due proof of death) to apply this sum under one of the income payout options as payee. If the deceased annuitant is also an owner, see
Section 11.2.

11.2   What if any owner dies during the accumulation period?

         If any owner dies prior to the payout date and the deceased owner is the sole annuitant, we will pay the death benefit to the beneficiary. The death benefit must be distributed within 5 years of the deceased owner's death. The beneficiary may elect (within 60 days of the date we receive due proof of death) to apply this sum under one of the annuity payout options as payee, provided:

          a.)  payments  under the income payout option begin not later than one
               (1) year after the owner's death; and
          b.) payments will be payable for the life of the beneficiary, or over a period not greater than the beneficiary's life expectancy.

If any owner dies and the deceased owner is not the annuitant, the new owner will be the surviving owner, if any. If there are no surviving owners, the new owner will be the annuitant (unless otherwise provided). If the sole new owner is the deceased owner's spouse, the contract may be continued. If the new owner is someone other than the deceased owner's spouse, the surrender value of the contract must be distributed within 5 years of the deceased owner's death.

SECTION 12.       DEATH BENEFIT PROCEEDS

12.1 What amount will be paid as death benefit proceeds during the accumulation period?

         The amount that will be paid under this contract as death benefit proceeds will be determined based on the annuitant's age on your contract issue date. If there is more than one annuitant, we will use the age of the last surviving annuitant.

         If the annuitant's age on your contract issue date is less than 76, the death benefit proceeds are equal to the greater of a.) or b.) as follows:

          a.) The sum of your net purchase payments made as of the date due proof of death is received, minus an adjustment for each partial withdrawal made as of the date due proof of death is received, equal to (1) divided by (2), with the result multiplied by (3), where:

               (1)  = the partial withdrawal amount;
               (2) = the contract value immediately prior to the partial withdrawal; and
               (3) = the sum of your net purchase payments immediately prior to the partial withdrawal, less any adjustments for prior partial withdrawals.

          b.)  The contract value as of the date due proof of death is received.

If the annuitant's age on your contract issue date is 76 or greater, the death benefit is equal to the contract value as of the date due proof of death is received.

The death benefit described above will be reduced by any loan amount and any applicable premium expense charges not previously deducted.

SECTION  13.      LOANS AND DIVIDENDS

13.1   Are loans available?

         Loans will be available only to certain qualified contracts. The data page indicates if loans are available. The maximum loan value is 90% of the surrender value.

You must specify the subaccount(s) or fixed period(s) from which the loan will be made. The amount borrowed from such subaccount(s) or fixed period(s) in connection with the loan will be transferred to the loan account. Any amount borrowed from a fixed amount will be subject to a market value adjustment, if applicable, as described in Section 10.5.

Your loan amount is equal to any amounts in your loan account, plus any accrued loan interest. Interest on your loan amount will accrue at an effective annual rate of 6.50%.

Amounts in the loan account will be credited interest at an effective annual rate determined at our discretion, but not less than 3%.

On each contract anniversary and on the payout date (if not on a contract anniversary), any difference between the loan amount and the amount in the loan account will be transferred pro-rata from your values in the subaccount(s) and fixed period(s) (as described above) to the loan account unless the difference is paid in cash.

You may repay the loan amount in whole or in part while this contract is in force. An amount equal to the amount of the loan repayment will be transferred from the loan account to your subaccount(s) and fixed period(s) in the same proportion as the purchase payments are currently allocated, unless you request otherwise. Loan repayments are not allowed to a DCA fixed period.

The loan amount will be deducted from any death benefit payable.

If, on any date, your loan amount causes your surrender value to be equal to or less than zero, the contract will be in default. In this case, we will send you a notice of default and tell you what payment is needed to bring your contract out of default. You will have a 60 day grace period from the date of mailing such notice during which to pay the default amount. If the required payment is not paid within the grace period, the contract will terminate without value.

13.2   Will dividends be paid?

         We anticipate that no dividends will be payable on your contract. However, while your contract is in force, we will annually determine your contract's share in our divisible surplus. Your contract's share, if any, will be paid as a dividend on your contract anniversary.

You may request that we apply your dividends by:

     a.) allocating them to your subaccount(s) of the variable account and the fixed account option in the same proportion as designated for purchase payments; or

     b.)  paying them to you in cash.

Unless you tell us otherwise, dividend option  a.) above will be used.


SECTION  14.      PAYOUT PERIOD

14.1   What is the payout period?

         The payout period is the second of the two periods of your contract. The payout period begins on the payout date. It continues until we make the last payment as provided by the income payout option chosen.

On the first day of this period, the contract value (adjusted as described below) will be applied to the income payout option shown on the data page, unless you have previously elected another option. Monthly income payments will begin as provided under that option.

The contract value applied to an income payout option will be adjusted as follows:

     a.)  any applicable market value adjustment will be made;
     b.) any applicable surrender charge will be deducted for amounts applied to Option 1 and a variable income payment under Option 2;
     c.)  any applicable premium expense charge will be deducted;
     d.)  any loan amount will be deducted;
     e.) any applicable charge for riders will be deducted, if the payout date is not on the contract anniversary; and
     f.) if the payout date is not on the contract anniversary, the annual contract fee will be deducted on a pro-rated basis. The balance of the annual contract fee will be deducted from the remaining income payments for that contract year.

SECTION 15.       INCOME PAYMENTS

15.1   When will income payments begin?

         The first income payment will be paid as of the payout date. The payout date is shown on the data page. You may change the payout date by written request, provided that the request is received at our home office at least 30 days prior to the current payout date. Unless otherwise restricted by law or regulation, the latest payout date is the later of the contract anniversary following the annuitant's 85th birthday or 10 years after the contract issue date.

         Unless changed as described above, we will use the payout date shown on the data page.

15.2     What income payout options are available?

         There are different ways to receive income payments. We call these income payout options. Four income payout options are described below. Option 1 is available only as a fixed income payment. Options 2, 3 and 4 are available in two forms - as a variable income payment in connection with the variable account and as a fixed income payment. Other income payout options may be available with our consent.

Option 1 - Interest Option (Fixed Income Payments Only). We will pay interest on the proceeds which we will hold as a principal sum during the lifetime of the payee. The payee may choose to receive interest payments either once a year or once a month. We will determine the effective rate of interest from time to time, but it will not be less than an effective annual interest rate of 3.50%.

         Option 2 - Installment Option (Fixed or Variable Income Payments). We will pay monthly income payments for a chosen number of years, not less than 5, nor more than 30. If the original payee dies before income payments have been made for the chosen number of years: (a) income payments will be continued for the remainder of the period to the successor payee; or (b) the present value of the remaining income payments, computed at the interest rate used to create the Option 2 rates, will be paid to the successor payee or to the last surviving payee's estate, if there is no successor payee.

Dividends, if any, will be payable as determined by us. We do not anticipate any dividends will be paid.

The payee has the right to receive all remaining variable income payments due under Option 2 in one sum at any time by written request. The single payment amount will be equal to the present value of the remaining variable income payments, computed at the interest rate used to create the Option 2 rates.

         Option 3 - Life Income Option - Guaranteed Period Certain (Fixed or Variable Income Payments). We will pay monthly income payments for as long as the payee lives. If the original payee dies before all of the income payments have been made for the guaranteed period certain: (a) income payments will be continued during the remainder of the guaranteed period certain to the successor payee; or (b) the present value of the remaining income payments, computed at the interest rate used to create the Option 3 rates, will be paid to the successor payee or to the last surviving payee's estate, if there is no successor payee.

The guaranteed period certain choices are:

a.)      life income only;
b.)      5 years;
c.)      10 years;
d.)      15 years; or
e.)      20 years.

Dividends, if any, will be payable as determined by us. We do not anticipate any dividends will be paid.

         Option 4- Joint and Survivor Life Income Option - 10 Year Guaranteed Period Certain (Fixed or Variable Income Payments). We will pay monthly income payments for as long as either of the original payees is living. If at the death of the second surviving payee, income payments have been made for less than 10 years: (a) income payments will be continued during the remainder of the guaranteed period certain to the successor payee; or (b) the present value of the remaining income payments, computed at the interest rate used to create the Option 4 rates, will be paid to the successor payee or to the last surviving payee's estate, if there is no successor payee.

Dividends, if any, will be payable as determined by us. We do not anticipate any dividends will be paid.

15.3   What are the requirements for choosing an income payout option?
         We will automatically make income payments according to a life income payment option with a guaranteed period certain of 10 years, starting on the payout date, unless you choose another guaranteed period certain or income payout option. We will apply your adjusted contract value to purchase a variable and/or fixed income payment in the same proportion as your contract value is distributed among the subaccount(s) and the fixed account option. You may change the income payout option by written request on or prior to the payout date to an income payout option that is acceptable to us.

The minimum adjusted contract value which can be applied under Option 1 is $2,500. If the monthly interest payment for Option 1 is less than $20, we reserve the right to pay interest annually.

The minimum adjusted contract value which can be applied under Options 2, 3 or 4 is the greater of $2,500 or the amount required to provide an initial monthly income payment of $20.

We may require due proof of the age of any payee who is to receive a life income. For Type A life income rates, we may also require due proof of the gender of any payee who is to receive a life income.

The payee may name a successor payee to receive any remaining income payments due after the payee's death. The payee may exercise any ownership rights that continue after the payout date.

15.3     How will fixed income payment values be determined?
         The minimum dollar amount of each fixed income payment will be determined by dividing the amount applied by $1,000, and multiplying the result by the applicable option rate shown in Section 17. Higher current option rates may be available on the payout date and are available upon request to our home office.

15.5   How will variable income payment values be determined?
         The dollar amount of the initial variable income payment attributable to each subaccount will be determined by dividing the amount applied by $1,000, and multiplying the result by the applicable option rate shown in Section 17. The total initial variable income payment is the sum of the initial variable income payments attributable to the subaccount(s).

The dollar amount of the subsequent variable income payments attributable to a subaccount will be based on the number of income units credited to the contract for that subaccount and is determined by multiplying (a) by (b), where:

     a.)  is the number of subaccount income units; and
     b.)  is  the  subaccount   income  unit  value  for  the  valuation  period
          immediately preceding the due date of the payment.

The number of income units attributable to each subaccount remains fixed unless there is an exchange of income units.

The number of income units is derived by dividing that portion of the initial variable income payment attributable to the subaccount by the subaccount's income unit value for the valuation period which ends immediately preceding the payout date.

The income unit value for each subaccount was arbitrarily set initially at $100. Thereafter, the income unit value for each subaccount in any valuation period is determined by dividing (a) by (b), then multiplying by (c) and adjusting the result to compensate for the assumed net investment rate of 3.50%, where:

     a.)  is the accumulation unit value for the current valuation period;
     b.) is the accumulation unit value for the immediately preceding valuation period; and
     c.) is the income unit value for the immediately preceding valuation period;

With an assumed net investment rate of 3.50% per year, payments after the initial payment may increase, decrease or remain constant based on whether the actual annualized investment return of the selected subaccount(s) is greater or less than the assumed 3.50% per year.

15.6     Can variable annuity units be exchanged?

         The payee may exchange the dollar value of a designated number of income units of a particular subaccount for an equivalent dollar amount of income units of another subaccount by written request. On the date of the exchange, the dollar amount of an income payment would be unaffected by the fact of the exchange.

No more than 4 exchanges of income units may be made during any contract year.

SECTION  16.      DEATH OF OWNER

16.1     What if you die during the payout period?
         If you die on or after the payout date, any remaining proceeds will be distributed at least as rapidly as provided by the income payout option in effect.

SECTION  17.      OPTION TABLES

17.1     What rates will be used to determine payment values?
         The rates shown in the following tables are used to determine the minimum payment values for monthly fixed income payments. Higher current rates may be available on the payout date, and are available upon request to our home office. These rates are also used to determine the initial variable income payment amount.

The Option 2 rates are based on 3.50% interest per year. The Option 3 and 4 rates are based on the Annuity 2000 Table and with compound interest at the effective rate of 3.50% per year. Rates for years payable and guaranteed periods certain not shown, if allowed by us, will be calculated on an actuarially equivalent basis and will be available upon request.

The Type A life income rates for Options 3 and 4 are based on the payee's age and gender. The Type B life income rates are based on the payee's age. The life income rates type for this contract is shown on the data page.

Option 2.  Rates - First Payment Due at Beginning of Period.

         Years        Monthly Payment Payable Under
       Payable        Option 2 for each $1,000 Applied
       -------        --------------------------------
         10                         9.83
         15                         7.10
         20                         5.75
         25                         4.96
         30                         4.45


Option 3.  Life Income Rates - Guaranteed Period Certain - First Payment Due at
 Beginning of Period.

                            Type A Life Income Rates
                               Per $1,000 Applied
------------ --------------------------------------------------------------------------------------------------------------
                                   Age - Male
             --------------------------------------------------------------------------------------------------------------
   Years    55    56   57   58   59    60   61   62   63    64   65   66    67   68   69   70    71   72   73   74    75
---------------------------------------------------------------------------------------------------------------------------
     0     4.75  4.84 4.94 5.04 5.15  5.26 5.39 5.52 5.66  5.81 5.97 6.15  6.33 6.53 6.74 6.96  7.20 7.45 7.72 8.01  8.32
     5     4.74  4.83 4.92 5.02 5.13  5.24 5.36 5.49 5.62  5.77 5.92 6.08  6.26 6.44 6.64 6.84  7.06 7.28 7.53 7.78  8.05
    10     4.70  4.78 4.87 4.96 5.06  5.16 5.27 5.38 5.50  5.63 5.76 5.90  6.04 6.19 6.34 6.50  6.66 6.82 6.99 7.16  7.34
    15     4.62  4.70 4.77 4.85 4.94  5.02 5.11 5.20 5.30  5.39 5.49 5.59  5.69 5.79 5.89 5.99  6.08 6.18 6.27 6.36  6.44
    20     4.51  4.57 4.63 4.70 4.76  4.82 4.89 4.95 5.02  5.08 5.14 5.20  5.26 5.31 5.37 5.42  5.46 5.50 5.54 5.58  5.61
---------------------------------------------------------------------------------------------------------------------------

------------ --------------------------------------------------------------------------------------------------------------
                                  Age - Female
             --------------------------------------------------------------------------------------------------------------
   Years    55   56    57   58   59    60   61   62   63    64   65   66    67   68   69   70    71   72   73   74    75
---------------------------------------------------------------------------------------------------------------------------
     0     4.44 4.52  4.60 4.68 4.78  4.87 4.97 5.08 5.20  5.33 5.46 5.60  5.75 5.92 6.10 6.29  6.49 6.72 6.96 7.22  7.50
     5     4.43 4.51  4.59 4.67 4.76  4.86 4.96 5.07 5.18  5.30 5.43 5.57  5.72 5.88 6.05 6.23  6.43 6.64 6.86 7.10  7.36
    10     4.41 4.48  4.56 4.64 4.73  4.82 4.91 5.01 5.12  5.23 5.35 5.47  5.60 5.74 5.89 6.04  6.21 6.38 6.55 6.74  6.93
    15     4.37 4.44  4.51 4.58 4.66  4.74 4.82 4.91 5.00  5.10 5.20 5.30  5.40 5.51 5.62 5.73  5.84 5.95 6.06 6.17  6.27
    20     4.31 4.37  4.43 4.49 4.56  4.62 4.69 4.76 4.83  4.90 4.97 5.04  5.11 5.18 5.24 5.31  5.37 5.42 5.47 5.52  5.56


                            Type B Life Income Rates
                               Per $1,000 Applied
------------ -------------------------------------------------------------------------------------------------------------
                                  Age - Unisex
             -------------------------------------------------------------------------------------------------------------
   Years    55    56   57   58   59   60   61   62    63   64   65   66    67   68   69   70    71   72   73    74   75
--------------------------------------------------------------------------------------------------------------------------
     0     4.50  4.58 4.66 4.75 4.85 4.95 5.05 5.17  5.29 5.42 5.55 5.70  5.86 6.03 6.21 6.41  6.62 6.85 7.09  7.36 7.64
     5     4.49  4.57 4.65 4.74 4.83 4.93 5.04 5.15  5.26 5.39 5.52 5.67  5.82 5.98 6.15 6.34  6.54 6.75 6.98  7.22 7.48
    10     4.47  4.54 4.62 4.70 4.79 4.88 4.98 5.08  5.19 5.30 5.42 5.55  5.69 5.83 5.97 6.13  6.29 6.46 6.63  6.81 7.00
    15     4.42  4.49 4.56 4.63 4.71 4.79 4.88 4.97  5.06 5.15 5.25 5.35  5.46 5.56 5.67 5.78  5.89 5.99 6.10  6.20 6.31
    20     4.35  4.41 4.47 4.53 4.60 4.66 4.73 4.80  4.87 4.94 5.01 5.07  5.14 5.21 5.27 5.33  5.38 5.44 5.48  5.53 5.57

Option 4. Life Income Factors - Joint and Survivor - 10 Year Guaranteed Period Certain - First Payment Due at Beginning of Period.

               Type A Life Income Rates
                  Per $1,000 Applied

             Type B Life Income Rates
                  Per $1,000 Applied
         ---------------------------------------
             Age           Age - Female
                    ---------------------------
            Male     55   60    65   70   75
         --------------------------------------
             55     4.06 4.21  4.36 4.48 4.57
             60     4.16 4.38  4.59 4.78 4.93
             65     4.25 4.52  4.81 5.09 5.35
             70     4.31 4.63  5.00 5.39 5.78
             75     4.36 4.71  5.14 5.65 6.18
         --------------------------------------

         ---------------------------------------
                           Age - Unisex
             Age
                    ---------------------------
           Unisex    55   60    65   70   75
         --------------------------------------
             55     4.01 4.14  4.25 4.33 4.39
             60     4.14 4.32  4.49 4.63 4.74
             65     4.25 4.49  4.74 4.96 5.15
             70     4.33 4.63  4.96 5.30 5.61
             75     4.39 4.74  5.15 5.61 6.08
         --------------------------------------

                            FLEXIBLE PREMIUM DEFERRED
                           VARIABLE AND FIXED ANNUITY
                 Flexible Purchase Payments as Described Herein
                   Income Payments Starting on the Payout Date
             Death Benefit Payable at Death Prior to the Payout Date
                                  Participating
                       CUNA MUTUAL LIFE INSURANCE COMPANY
                     2000 Heritage Way, Waverly, Iowa 50677
                            Telephone: (319) 352-4090

                                  Exhibit 4.(b)

                 State Variations to Contract Form No. 2000-VAII
          Flexible Premium Deferred Variable and Fixed Annuity Contract

                                State Variations

Contract Form No. 2000-VAII attached as Exhibit is a copy of the Contract language used in the following states:

Arkansas                                      Mississippi
Colorado                                      Nevada
Delaware                                      New Mexico
Iowa                                          South Dakota
Kentucky                                      Tennessee
Kansas                                        Wyoming


The following state contract forms vary from the Form No. 2000-VAII as indicated below:

2000-VAII(B) - Changes the cover page to add a countersignature by a duly licensed resident agent signature line. Form 2000-VAII(B) is used in the following states:

         Alabama
         Alaska
         Indiana
         Maine
         Ohio
         Rhode Island
         Virginia

2000-VAII(AZ) - Changes the Right to Examine Provision on the cover page to add the following statement: Upon written request, we will provide you with information regarding the benefits and provisions of the contract. Form 2000-VAII(AZ) is used in the following state:

         Arizona

2000-VAII(CA) - Changes the cover page to add a countersignature by a duly licensed resident agent signature line. Changes the third paragraph of the cover page to read: The dollar amount of any income payments, death benefit and other values provided by this contract will increase or decrease based on the investment experience of the subaccounts selected. The Variable provisions are described in Section 7. The minimum death benefit is described in Section 12.

In addition to changes above, the right to examine provision differs if contract is issued to ages  60+....an  important  notice prints  instead  indicating  the contract can be returned during 30 days of contract issue date.

Section 7.4, Can the Variable Account be modified?, is changed to add a paragraph indicating that the investment policy of a subaccount may not be changed unless the change is approved, if required, by the Commissioner of the State of Iowa and a statement of such approval is filed, if required, with the insurance department of the state in which the contract is delivered. Form 2000-VAII(CA) is used in the following state:

         California

2000-VAII(CT) - Changes the right to examine provision on the cover page to add language for return of the contract for a refund of purchase payments during the first 10 days if cancellation is made prior to the actual delivery of the contract. Changes Section 3.2, When does this contract become incontestable?, to delete "in the absence of fraud". Form 2000-VAII(CT) is used in the following state:

         Connecticut

2000-VAII(DC) - Changes Section 3.5, What premium expense charges may be deducted?, to delete the second paragraph in its entirety. Form 2000-VAII(DC) is used in the following state:

         District of Columbia

2000-VAII(FL) - Changes the cover page to add a countersignature by a duly licensed resident agent signature line. Adds the following statement to the cover page: If you have a question, complaint, or need information concerning your contract, call 1-800-798-5500. In Section 2.1, What are the most commonly used terms and what do they mean?, define "dca fixed period" to be a dollar cost averaging fixed period where monthly transfers are required as described in Sections 7.2. and 8.1. In Section 3.2, When does this contract become incontestable?, add that the contract may be incontestable from its contract issue date or the reinstatement date. In Section 3.7, Can we modify the contract?, delete item b.): necessary to assure continued qualification of the contract under the code or other federal or state laws relating to retirement annuities or variable annuity contracts. In Section 9.2, How is your fixed contract value determined?, add a table of values per $1,000 allocated to a fixed period. In Section 10.6, change the second sentence of the second paragraph and add a third sentence to read: If payment is postponed for more than 29 days, we will pay interest at the effective annual rate required by state law for the period of postponement. In no event will the effective annual rate be less than 3.50%. In Section 12., add a paragraph at the end of the section to read: If lump sum payment is requested, the death benefit will include interest from the date of settlement. We will determine the interest rate each year, but it is guaranteed to be not less than that required by state law. In Section 13.1, add paragraph indicating the contract may be reinstated within one year after it terminates and list requirements of that request. Form 2000-VAII(FL) is used in the following state:

         Florida

2000-VAII(GA) - Changes the right to examine provision to refund purchase payments instead of experience and deletes the second sentence on replacements (as it is also 10 days). In Section 3.2, "When does this contract become incontestable? delete the second sentence: "The statements contained in the application (in the absence of fraud) are considered representations and not warranties." Form 2000-VAII(GA) is used in the following state:

         Georgia

2000-VAII(HI) - Changes the right to examine provision to refund purchase payments instead of experience. Form 2000-VAII(HI) is used in the following state:

         Hawaii

2000-VAII(ID) - Changes the cover page to add a countersignature by a duly licensed resident agent signature line. Changes the right to examine provision to refund purchase payments, not experience, for 20 days initial and replacement situations. Changes Section 10.6, Are there any restrictions on payment of surrender, partial withdrawals or loans?, in the second sentence, to read: If payment is postponed for more than 29 days, we will pay interest at the effective annual rate specified in Idaho Code, Section 28-22-104(2) for the period of postponement. Form 2000-VAII(ID) is used in the following state:

         Idaho

2000-VAII(IL) - Changes the Data Page to add the form number: 2000-VAII(IL) 3%/12%. Section 2.1, What are the most commonly used terms and what do they mean? Add the term "dca fixed period" to be defined as a dollar cost averaging fixed period. Monthly transfers are required as described in Sections 7.2 and
8.1. Also change the definition of due proof of death to read proof of death that consists of sufficient evidence to establish in a court of prima facie case for payment of the claim. In Section 12.1, What amount will be paid as death benefit proceeds during the accumulation period?, add statement to end of the section that reads "the death benefit will be paid no later than 2 months after we receive due proof of death." Form 2000-VAII(IL) is used in the following state:

         Illinois

2000-VAII(LA) - Changes the right to examine provision on the cover to refund purchase payments instead of experience. Form 2000-VAII(LA) is used in the following state:

         Louisiana

2000-VAII(MD) - Changes the right to examine provision for replacement situations to allow 20 days to examine and to pay purchase payments, not experience, for replacements. Revise the general description of the front and back cover pages to change "Participating" to read "Limited Participation as Described Herein." On the Data Page, add: "allocation period: 3 years"...this will also add language in the contract relative to having a 3 year allocation period for the Fixed Account Option. Also add a footnote to the M & E charges which reads "The dollar value of benefits will not be adversely affected by the actual cost of the mortality and expense risks taken by the company." Also remove the 3, 5, 7, and 10 year fixed periods from the Fixed Account Option, leaving the 1 year period and the DCA 1 year period. This will cause removal of such language throughout the contract and the removal of market value adjustment language as it does not apply to the remaining periods. In Section 2.1, What are the most commonly used terms and what do they mean?, add a definition of allocation period which is: the period of time beginning on the contract issue date in which allocations and transfers to a fixed period are allowed. In
Section 8, "Can you transfer values among and between subaccounts and fixed periods?", list the events when we will reserve the right to waive the transfer fees and to "suspend" the transfer privilege "for a reasonable period of time (when NY Stock Exchange is closed, trading is restricted, etc. Form 2000-VAII(MD) will be used in the following state:

         Maryland

2000-VAII(MI-S) - Sex-distinct version. Changes the cover page to add a countersignature by a duly licensed resident agent signature line. Changes
Section 1, Data Page, to remove "Life Income Rates". Changes Section 3.3, What if the annuitant's date of birth or gender has been misstated? to delete the second sentence giving reference to Type A life income rates such that this provision reads: If the annuitant's date of birth or gender has been misstated, we will adjust the payments under this contract, based on the correct date of birth or gender. Any underpayment will be added to the next payment. Any overpayment will be subtracted from future payments. Changes Section 15.3, What are the requirements for choosing an income payment option?, fourth paragraph to delete the second sentence and revise the first to read: we may require due proof of the age and gender of any payee who is to receive a life income. Changes Section 17, Option Tables, to delete Type A and Type B language. Remove the Type B uni-sex tables in their entirety. Form 2000-VAII(MI-S) is used in the following state:

         Michigan

2000-VAII(MI-U) - Uni-sex version. Changes the cover page to add a countersignature by a duly licensed resident agent signature line. Changes
Section 1, Data Page,  to remove  "Life Income  Rates".  Changes the question of
Section 3.3, What if the annuitant's date of birth has been misstated?, to remove the word "gender", giving reference to only birth. Revise this section to delete the second sentence giving reference to gender and Type A life income rates such that this provision reads: If the annuitant's date of birth has been misstated, we will adjust the payments under this contract, based on the correct date of birth. Any underpayment will be added to the next payment. Any overpayment will be subtracted from future payments. Changes Section 15.3, What are the requirements for choosing an income payment option?, fourth paragraph to delete the second sentence. Changes Section 17, Option Tables, to delete Type A and Type B language. Remove the Type A sex distinct tables in their entirety. Form 2000-VAII(MI-U) is used in the following state:

         Michigan

2000-VAII(MN) - Changes the contract to add the form number to each page of the contract. Changes the right to examine provision to add "cancel" language, such that it is titled "Right to Examine and Cancel this Contract. Add a duly licensed resident agent countersignature line. Changes the Data Page to add the statement: "These charges may be waived. See attached Waiver of Surrender Charge Endorsement" to "Surrender Charges". Add to the Data Page a heading for "Endorsements" and list "Waiver of Surrender Charge Endorsement ...0.00%" charge. Form 2000-VAII(MN) will be used in the following state:

         Minnesota

2000-VAII(MO) - Changes the cover page to add a countersignature by a duly licensed resident agent signature line. Changes the right to examine period to refund purchase payments and not experience. Form 2000-VAII(MO) will be used in the following state:

         Missouri

2000-VAII(MT) - Changes the cover page to add a "Duly Licensed Resident Agent " signature line. Changes the Data Page to delete "Life Income Rates: Type A" as Montana is Unisex state and therefore there are no "A" and "B" distinction of rates. This also changes Sections 3, 15 and 17 when referring to Income Rates. Adds a new section, 3.2 to the General Information that is: "Does this contract conform with Montana statutes?" which reads "The provisions of this contract conform to minimum requirements of Montana law and control over any conflicting statutes of any state in which the annuitant(s) resides on or after the effective date of the contract." Also adds new Section 3.9 which is: "Will interest be paid upon settlement of a death claim?" which reads: "Settlement will be made within 60 days of receipt of proof of death. If settlement is not made in the first 30 days, the settlement will include interest from the 30th day until payment is made. We will decide the interest rate each year, but it is guaranteed to be not less than that required by Montana law." Form 2000-VAII(MT) is used in the following state:

         Montana

2000-VAII(NC) - Changes the cover page to add a countersignature by a duly licensed resident agent signature line. Changes the right to examine provision to return purchase payments and to limit amount of days on replacements to 20. Form 2000-VAII(NC) is used in the following state:

         North Carolina

2000-VAII(ND) - Changes the cover page to add a countersignature by a duly licensed resident agent signature line. Changes the right to examine period initial amount to days to 20 from 10. Form 2000-VAII(ND) is used in the following state:

         North Dakota

2000-VAII(NE) - Changes the right to examine period to return purchase payments instead of experience. Form 2000-VAII(NE) is used in the following state:

         Nebraska

2000-VAII(NH) - Changes the cover page to add a countersignature by a duly licensed resident agent signature line. Changes Section 3.1, What is the entire contract?, to delete the phrase "if attached to it" when referring to the application when constituting the entire contract Form 2000-VAII(NH) is used in the following state:

         New Hampshire

2000-VAII(NJ) - Changes the cover to add: "Monthly income payments, surrender value, and death benefit amounts are equal to or greater than those required by state law. Partial withdrawals will result in cancellation of accumulation units. Any loan amount will be deducted prior to determining such benefit amounts. Changes the Right to Examine provision to return purchase payments, not experience, for 10 days initial, and 20 days replacement situations. On Data Page, revise the Income Option description from "10 C & L" to be "Life Income - 10 years". Add a form number to Data Page that is: 2000-VAII(NJ) - A. Also create a separate Data Page with form number 2000-VAII(NJ) -B. The "-A" page is for Life Income Rates of Type A and the "-B" page is for Life Income Rates of Type B. Also on Data Pages, add under the Charges and Fees heading the statement: "Investment Advisory Fee: A charge is made at the Fund level. The current charge is described in the prospectus. Add the following footnote to the M & E charge: "Our expense and mortality experience will not adversely affect the dollar amount of variable benefits or other contractual payments or values under this contract." Also add: "allocation period: 3 years"...this will also add language in the contract relative to having a 3 year allocation period for the Fixed Account Option. Also on Data Pages, remove the 3, 5, 7, and 10 year fixed periods from the Fixed Account Option, leaving the 1 year period and the DCA 1 year period. This will cause removal of such language throughout the contract and the removal of market value adjustment language as it does not apply to the remaining periods. In Section 2.1, What are the most commonly used terms and what do they mean?, add a definition of allocation period which is: the period of time beginning on the contract issue date in which allocations and transfers to a fixed period are allowed. Also add a definition for "loan account value" which reads: "the amount(s) borrowed in connection with a loan(s), plus accrued interest earned, less any loan repayment amounts." In Section 3.1, "What is the entire contract?", delete "if attached to it" when indicating that the application is part of the contract. In Section 6.1, When can purchase payments be made? delete the sentence: "We may not accept purchase payments beyond the contract anniversary following the annuitant's 85th birthday." In Section 8.1, Can you transfer values among and between subaccounts and fixed periods? , add at the end of the section that we reserve the right to "suspend" the transfer privilege "for a reasonable period of time. Suspension of this transfer privilege will be administered in a nondiscriminatory manner." In Section 15, When will income payments begin?, add the following statement: "The payout date must be at least one year after the contract issue date." In Section 15.3, What are the requirements for choosing an income option?, delete the following language: "The minimum adjusted contract value which can be applied under Optin 1 is $2,500. If the monthly interest payment for Option 1 is less than $20, we reserve the right to pay interest annually. The minimum adjusted contract value which can be applied under Options 2,3 or 4 is the greater of $2,500 or the amount required to provide an initial monthly income payment of $20." Form 2000-VAII(NJ) is used in the following state:

         New Jersey

2000-VAII(OK) - Changes the cover page to add a countersignature by a duly licensed resident agent signature line. Changes the right to examine provision on the cover page to return purchase payments instead of experience and only for 20 days, not 30, in replacement situations. Changes Section 3.2, When does this contract become incontestable? to delete "in the absence of fraud" language. Form 2000-VAII(OK) is used in the following state:

         Oklahoma

2000-VAII(PA) - Changes the Right to Examine provision to return purchase payments, not experience, for 10 days initial and 20 days for external replacement and 45 days internal replacement situations. Add to the general description on the front and back cover pages: "Annuity Coverage". On the Data Page, add the Annuitant and Co-annuitant's (if any) issue ages. List under the Charges and Fees, "Waiver of Surrender Charges Endorsement: $0.00" Also add the following statement to Data Page: "NOTICE: There is currently no premium expense charge on annuities. You will be notified in the event that any such charge becomes applicable to your contract, and you will be advised of the amount of such charge and its effect upon any payments to be made." Also on Data Page, remove the 3, 5, 7, and 10 year fixed periods from the Fixed Account Option, leaving the 1 year period and the DCA 1 year period. This will cause removal of such language throughout the contract and the removal of market value adjustment language as it does not apply to the remaining periods. ." In Section 3.1, "What is the entire contract?", delete "if attached to it" when indicating that the application is part of the contract. In Section 3.3, "What if the annuitant's date of birth or gender has been misstated?" Add that we will adjust the payments "to be equal to the amount the contract value would have purchased" based on the correct date of birth or gender.

Changes Section 3.4 to delete "and fixed amounts" when indicating deduction of the contract fee (it will only be deducted from the subaccounts). Changes
Section 3.7 to revise it so we indicate that the company will make appropriate endorsements to the contract, "if required by law" and that "we will notify you of any modification to the contract necessary to assure continued qualification of the contract under the code or other federal or state laws relating to retirement annuities or variable annuity contracts. Such modification will be made by endorsement and may be either accepted or rejected by you (the owner)" In Section 7.4, Can the variable account be modified?, add to item i): "if such change requires endorsement of your contract, we will notify you and the endorsement may then be either accepted or rejected." Form 2000-VAII(PA) will be used in the following state:

         Pennsylvania

2000-VAII(SC) - Changes the cover page to add a countersignature by a duly licensed resident agent signature line. Changes the right to examine provision to refund purchase payments, instead of experience and only for 20 days, not 30 in replacement situations. Add Flexible Premium Deferred Variable and Fixed Annuity to the general description on the cover page. Changes Section 3.2, When does this contract become incontestable?, to delete "in the absence of fraud". In Section 3.4, What is the annual contract fee?, delete language that the contract fee will be deducted pro-rata from any fixed amount contract value....(it  will  only  be  deducted  from  the  contract  value  held  in the subaccounts). Form 2000-VAII(SC) is used in the following state:

         South Carolina

2000-VAII(TX) - Changes the form to delete all market value adjustment language throughout the contact. Add another paragraph to the cover page which reads: In the event we are unable to fulfill our contractual obligation under this contract, the portion of your contract value in the subaccounts is not protected by an insurance guaranty fund or other solvency protection agreement. Change
Section 1, Data Page, to delete the 3,5,7, and 10 year fixed periods. Section 2.1, What are the most commonly used terms and what do they mean?, change the definition of fixed period to read a choice under the fixed account option with a specific number of months (instead of years) for which we agree to credit a particular effective annual interest rate. Changes Section 3.4 to delete "and fixed amounts" when indicating deduction of the contract fee (it will only be deducted from the subaccounts). In Section 3.5, What premium expense charges may be deducted?, delete the second paragraph in its entirety. Section 7.2 is revised in the fourth sentence of the first paragraph to delete the phrase "when the number of years in the fixed period selected has elapsed," and add that it will end on the "expiration date". Form 2000-VAII(TX) is used in the following state:

         Texas

2000-VAII(UT) - Changes the front and back cover pages and the title of the data page to delete "and fixed" from the title such that it reads Flexible Premium Deferred Variable Annuity. Changes the right to examine provision to refund purchase payments, not experience, and for only 20 days, not 30, in replacement situations. Form 2000-VAII(UT) is used in the following state:

         Utah

2000-VAII(VT) - Changes the Title of the form throughout the contract to delete the word "fixed", such that it is "Flexible Premium Deferred Variable Annuity". Add to the 2nd paragraph on the cover page regarding market value adjustment, the fact that such adjustment is "in addition to any scheduled surrender charge." Also to the cover, add a signature line for a "Duly Licensed Resident Agent". Form 2000-VAII(VT) is used in the following state:

         Vermont

2000-VAII(WA) - Changes the Title of the form throughout the contract to delete the word "fixed", such that it is "Flexible Premium Deferred Variable Annuity". Also to the cover, add a signature line for a "Duly Licensed Resident Agent". Changes the Right to Examine Provision to return purchase payments, not experience. On the Data Page, footnote Premium Expense Charge and add the footnote: No premium expense charge applies to Washington contracts." Only the Maximum Anniversary Value Death Benefit Rider is available in WA, remove the 5% Annual Guarantee rider. Remove the Fixed Account Option and Term it Guaranteed Interest Account Option on the Data Page and throughout the contract. Fixed contract value & fixed period are also deleted and guaranteed interest contract value is added as a term also. Term the DCA fixed period as just the DCA Period throughout the contract (WA does not view DCA periods as fixed periods). Remove the 1, 3, 5, 7, and 10 year fixed periods. Only the DCA Period is available. Market value adjustment does not apply then and has been removed throughout the contract. In Section 3.3, What if the annuitant's date of birth or gender has been misstated?, add the following sentence: "No interest will be credited or charged to any underpayment or overpayment adjustments." Changes Section 3.4 to add the contract fee of $30.00 in the text (not just point to the Data Page) and to delete "and fixed amounts" when indicating deduction of the contract fee (it will only be deducted from the subaccounts). In Section 3.5, second paragraph, and Section 9.4, add "for residents of states other than Washington" to exclude them when referring to deducting premium expense charges. In Section 10.2, what are the rules for a full surrender of the contract?, add "or on the payout date", such that the first sentence reads: "You have the right to surrender this contract during the accumulation period or on the payout date by written request." In Section 17, Option Tables, add ages 80-95 rates to Option 3 & 4 tables . Form 2000-VAII(WA) will be used in the following state:

         Washington

2000-VAII(WI) - Changes the right to examine provision for replacement situations to refund purchase payments during 20 days: Changes Section 13.2, Will dividends be paid?, in the second paragraph, to revise item a.) to read that owner may request we apply any dividend to the subaccounts as they designate, instead of in the same proportion as set for purchase payments. Form 2000-VAII(WI) is used in the following state

         Wisconsin

2000-VAII(WV) - Changes the cover page to add a countersignature by a duly licensed resident agent signature line. In Section 10.6, Are there any restrictions on payment of surrender, partial withdrawals or loans? change the language to read we may postpone the payment of surrender, partial withdrawal, or loan for up to 30 days (not six months). Also delete the last sentence of this paragraph.

                                  Exhibit 4.(d)

                   IRA Endorsement, Form No. 3762 (VANN) 2000.

CUNA Mutual Life Insurance Company    IRA ENDORSEMENT FOR:
A Mutual Insurance Company            FLEXIBLE DEFERRED VARIABLE
2000 Heritage Way                     AND FIXED ANNUITY
Waverly, Iowa 50677                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY


Contract No.                            Endorsement Effective Date

Owner                                   City & State

The contract is to be qualified as an Individual Retirement Annuity under Section ss.408 of the Internal Revenue Code (Code). The terms and conditions listed below will then form a part of the owner's contract effective as of the date listed above. In any conflict between the terms of this Section and all or any of the other Sections of the contract, this Section will govern.

                          INDIVIDUAL RETIREMENT ANNUITY

EXCLUSIVITY, NONFORFEITABLE, NONTRANSFERABLE AND NONASSIGNABLE

This contract is for the exclusive benefit of the owner or his or her beneficiaries. The interest of the owner is nonforfeitable. The owner must be the annuitant. A co-owner may not be designated. This contract is not transferable except to the Company on surrender or settlement. It may not be pledged as security for any purpose.

PURCHASE PAYMENTS

A. Maximum Payment. The maximum payment under this contract for any tax year will be no more than the lesser of:

     1.   $2,000  as an  aggregate  amount  of the  purchase  payments  for this
          contract  and   contributions  to  all  other  individual   retirement
          arrangements that the owner has or may create; or

     2. 100 percent of compensation. Compensation means wages, salaries, professional fees, or other amounts derived from or received for personal service actually rendered (including, but not limited to, commissions paid sales personnel, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses) and includes earned income, as defined in Codess.401(c)(2) (reduced by the deduction the self-employed individual takes for contributions made to a Keogh plan). For purposes of this definition,ss.401(c)(2) will be applied as if the term trade or business for purposes ofss.1402 included service described in subsection (c)(6). Compensation does not include amounts derived from or received as earnings or profits from property (including, but not limited to, interest and dividends) or amounts not includible in gross income. Compensation also does not include any amount received as a pension or annuity or as deferred compensation. The term "compensation" shall include any amount includible in the individual's gross income under Codess.71 with respect to a divorce or separation instrument described in subparagraph (A) of Codess.71(b)(2).

     3.   The above maximum purchase payment limitations do not apply to:

          a. a transfer, direct rollover, rollover contributions as permitted by Codess.402(c), 403(a)(4), 403(b)(8) or 408(d)(3); or

          b. a transfer to the owner of a distribution from a qualified employer plan from a former spouse under a divorce decree or written instrument incidental to such divorce.

     4. No contributions will be accepted under a SIMPLE IRA Plan established by any employer pursuant to section 408(p). Also, no transfer or rollover of contributions made by a particular employer under its SIMPLE IRA Plan will be accepted prior to the end of the 2 year period starting with the date the owner first participated in that employer's SIMPLE IRA Plan.

B. SEP Contributions. The above maximum payment limitations do not apply to a contribution made in accordance with the terms of a Simplified Employee Pension Plan (SEP) as described in Codess.408(k) as amended.

C. Refund of Excess Contributions. If the purchase payment received is in excess of the maximum payment: (1) the excess amount is subject to an excise tax for the year of the excess and for each year thereafter until corrected; or (2) the owner may receive a refund of the excess amount plus any investment gain resulting from allocation to the subaccount(s). Any investment loss resulting from the allocation of the excess amount to the subaccount(s) will be deducted proportionately from the remaining subaccount value(s) and fixed amount(s).

D. Refund of Purchase Payments. Any refund of purchase payments (other than those attributable to excess contributions) will be applied, before the close of the calendar year following the year of the refund, toward the payment of future purchase payments or the purchase of additional benefits.

E.   Payment. Payment under this contract must be in cash.

DISTRIBUTIONS

A. Premature Distributions. Any distribution will be reported to the IRS as a premature distribution and may be subject to an excise tax in addition to income tax unless the Company is notified of one of the following circumstances:

     1. the distribution is a part of a series of substantially equal periodic payments made no less frequently than annually over the life expectancy of the owner or joint life expectancies of the owner and the named beneficiary(ies).

     2.   the owner is over age 591/2;

     3. distribution occurs following the disability (within the meaning ofss.72(m)(7) of the Code) of the owner;

     4. the distribution to the beneficiary(ies) occurs following the death of the owner; or

     5. the distribution occurs: a. to pay health insurance premiums, if the owner receives state or federal unemployment compensation for at least twelve (12) consecutive weeks; or b. to pay medical bills in excess of 7 1/2% of the owner's adjusted gross income.

B. Payments to Owner. Payments of the owner's entire interest will be made to the owner under this contract on or before April 1 of the year following the calendar year in which the owner attains the age of 70 1/2as follows:

     1.   as a single lump sum;

     2. in equal or substantially equal payments: over the lifetime of the owner; over the lives of the owner and his or her beneficiary(ies); over a specified period that may not be longer than the owner's life expectancy; or over a specified period that may not be longer than the joint life and last survivor expectancy of the owner and his or her named beneficiary(ies).

          Periodic payments must be made in intervals of no longer than one year. In addition, payments must be either nonincreasing or they may increase only as provided in Q&A F-3 of ss.1.401(a)(9)-1 of the Proposed Income Tax Regulations.

Payment shall also be made to the owner at any time the owner requests it in order to pay health insurance premiums (if the owner receives state or federal unemployment compensation for at least twelve (12) consecutive weeks), or to pay medical bills in excess of 7 1/2% of the owner's adjusted gross income. However, any applicable charges outlined in the contract will apply to the amount withdrawn to the extent allowed by federal regulation.

All distributions made hereunder shall be made in accordance with the requirement of ss.401(a)(9) of the Code including incidental death benefit requirements ofss.401(a)(9)(G) of the Code, and the regulations thereunder, including the minimum distribution incidental benefit requirement ofss.1.401(a)(9)-2 of the Proposed Income Tax Regulations. C.

Payments to Beneficiary(ies). If the owner dies, payments will be distributed as follows:

     1. If death occurs on or after the date income payments have begun; the remaining payments will be distributed at least as rapidly as under the payment method used prior to death.

     2. If the death occurs before income payments have begun; the death benefit must be distributed as elected. However, if an election has not been made; the beneficiary(ies) has the following options for distribution:

          a. the full amount to be paid by December 31st of the year containing the fifth anniversary of the owner's death; or

          b. in equal or substantially equal payments over the life or life expectancy of the beneficiary(ies). Such payments must start by December 31st of the year following the owner's death. However, for a spouse beneficiary, payments are not required to begin until December 31st of the year the owner would have turned 70 1/2. A spouse beneficiary may also roll all or a portion of the death benefit to their own individual retirement annuity.

     3. If the designated beneficiary is the individual's surviving spouse, the spouse may treat the contract as his or her own IRA. This election will be deemed to have been made if such surviving spouse makes a regular IRA contribution to the contract, makes a rollover to or from such contract, or fails to elect any of the above provisions.

          Payment under this Section is considered to have begun if payments are made because:

          a.   an individual reaches his or her required beginning date; or

          b. if prior to the required beginning date; payments have begun under an irrevocable income payment option acceptable under and over a period permitted byss.1.401(a)(9) of the Regulations.

D.   Other Distribution Provisions.

     1. The return multiplies contained in Tables V and VI of 1.72-9 of the Income Tax Regulations are used to calculate: Life expectancy; and joint and last survivor expectancy.

          The life expectancy of the owner or spouse beneficiary will be recalculated annually for the purposes of payment, unless otherwise elected by: the owner, prior to payments beginning; or by the spouse beneficiary if the owner dies before payments have begun.

          If election has been made not to recalculate life expectancy annually; such election is irrevocable and will apply to all subsequent years.

          The life expectancy of a non-spouse beneficiary(ies) may not be recalculated. Instead, life expectancy will be based on the age(s) of the beneficiary(ies) in the year the owner attains age 70 1/2. Payments for subsequent years will be based on such life expectancy; reduced by one year which has elapsed since the calendar year life expectancy was first calculated.

     2. The payment amounts will be no less than the amount obtained by dividing the owner's entire interest by: the life expectancy of the owner or beneficiary; or the joint and last survivor expectancy of the owner and spouse beneficiary.

     3. For a non-spouse beneficiary; the payment amount will be no less than the amount obtained by dividing the owner's entire interest by the lesser of: the owner's life expectancy; or a divisor obtained from the tables available in ss.1.401(a)(9)-2.

     4. The beneficiary(ies) may increase the frequency or amount of payments; if the payments are for a period certain.

     5. If there are two or more individual retirement accounts or annuities (IRA's); minimum distribution requirements of the Code may be satisfied out of one of the IRA's. This is possible by receiving the combined required minimum distribution amounts out of one IRA. This is the alternative method described in Notice 88-38, 1988-1 C.B. 524.

GENERAL PROVISIONS

A.   Other Limitations.

     1.   No amount of life insurance is provided under this contract.

     2. Commingling of funds of this contract with any other annuity is prohibited.

     3. The only values which may be held under this contract are those for the separate interest of the owner.

     4.   Purchase   Payments  for  this   contract  will  not  be  invested  in
          collectibles.

B. Minimum Purchase Payment Amount. The minimum total first-year purchase payment amount required to purchase a contract is $2,000. The minimum purchase payment size is $100, unless the payment is made through an Automatic Purchase Payment Plan, in which case the minimum is $25.

C. Additional Purchase Payments. Additional purchase payments after the initial purchase payment are not required.

D. Endorsements. The contract including this Endorsement will be amended as required by changes in: the Code; IRS Regulation, or published revenue rulings. The Company will promptly furnish any endorsements which are required to comply with such changes. Upon receipt of such endorsement, the owner has thirty (30) days in which to contact the Company in order to reject the endorsement. If the thirty (30) days elapse and the Company has not been contacted, the endorsement is deemed accepted. Because this contract is established with the intent to comply with federal regulation, rejection will be deemed a request to remove this endorsement and will result in a taxable event.

E. Reporting. The Company is required to report payments from this contract to the IRS and, in some cases, to withhold certain amounts from taxable distributions. The Company will furnish an annual report summarizing total contributions and distributions under this contract.

F. Disclosure. The Company furnishes a disclosure statement describing IRAs when the contract is delivered or endorsed.

G. Enabling Agreement. The owner, by signing the application requesting that the contract be issued as an Individual Retirement Annuity, agrees to the terms of this section and requests that this Endorsement be attached to the contract. The matters which the owner agrees to and accepts responsibility for in the contract (including the Application and this Endorsement) will not be the responsibility of CUNA Mutual Life Insurance Company (the Company). The Company will not be liable for any direct or indirect damage or loss including (without limitation) taxes suffered or incurred by the owner or the beneficiary(ies) as a result of those matters.

     Unless such damage or loss is caused by willful or negligent act or omission of the Company in violation of the contract or applicable law, the Company will not be liable for any direct or indirect damage or loss. This includes (without limitation) taxes suffered or incurred by the owner when the Company:

     1. acts in accordance with or reliance upon any information furnished by the owner or the beneficiary(ies);

     2. is required to act without the benefit of information which the owner is required to provide under the provisions of the contract or by law; or

     3. administers any other matters arising under or relating to the contract.

CUNA Mutual Life Insurance Company
A Mutual Insurance Company
/s/Michael B. Kitchen
   President

                                  Exhibit 5.(b)

             State Variations to Application Form No. 2000-VAIIAPP. Flexible Premium Deferred Variable and Fixed Annuity Application

                                State Variations

Application Form No. 2000-VAIIAPP attached as Exhibit is a copy of the Application language used in the following states:

Alaska                        Kansas                        Ohio
Alabama                       Kentucky                      Oklahoma
Arkansas                      Louisiana                     Rhode Island
California                    Maine                         South Carolina
Colorado                      Michigan                      South Dakota
Connecticut                   Mississippi                   Tennessee
Delaware                      Montana                       Utah
District of Columbia          Nebraska                      Vermont
Georgia                                                     West Virginia
Hawaii                        Nevada                        Wisconsin
Iowa                          New Hampshire                 Wyoming
Idaho                         New Mexico
Indiana                       North Carolina
Illinois



The following application forms vary from the Form No. 2000-VAIIAPP as indicated below:

Application Form No. 2000-VAIIAPP-B changes the fraud statement in Section 17a. to read: "Missouri Residents: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may be guilty of insurance fraud, which is a crime." Form 2000-VAIIAPP-B language is used in the following states:

         Missouri
         Virginia

Application Form No. 2000-VAIIAPP-C : changes Section 13, Purchase Payment Allocation, and Section 15, Preservation Plus Program, to delete the 3, 5, 7, and 10 year fixed periods...therefore market value adjustment language is deleted throughout the form. Also changes Section 17a, Agreement, to change the fraud statement to read: New Jersey Residents: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties. Form 2000-VAIIAPP-C is used in the following states:

         Texas
         Maryland

Application Form No. 2000-VAIIAPP-AZ Changes Section 17a. to add, "Upon written request, we will provide the owner with information regarding benefits and provisions of the contract. If you decide not to keep your contract, return it within 10 days (30 days for replacement contracts) after you receive it for a refund of purchase payments, adjusted for any investment gain or loss if allocated to the Subaccount(s) of the Variable Account. For IRA contracts, we will refund purchase payments during the first 10 days. You may return it to CUNA Mutual Life Insurance Company, 2000 Heritage Way, Waverly, Iowa 50677, or to the agent who sold it to you." Form 2000-VAIIAPP- AZ language is used in the following state:

         Arizona

Application Form No. 2000-VAIIAPP-FL changes the fraud statement in Section 17a. to read: "Any person who knowingly and with intent to injure, defraud or deceive any insurer files a statement of claim or an application containing any false, incomplete or misleading information is guilty of a felony of the third degree."; adds "printed name of agent", "agent license no" and "date" line under "Signature of Annuitant(s)" line. This app also includes as an attachment, Form 99-VAAPP-FLNOTICE, Notice to Florida Applicants. Form 2000-VAIIAPP-FL language is used in the following state:

         Florida

Application Form No. 2000-VAIIAPP-MN changes Section 17 to remove the W-9 certification and move to a new section, Section 18, to include the W-9 certification. In MN, this certification has to follow the signature lines and must then include it's own signature line. Changes Section 16, to improve on the info necessary to set up a payment plan. Changes the Agent replacement question in Section 17 to add the additional statement: "that this replacement meets the Company's standards for replacement sales". Form 2000-VAIIAPP-MN language is used in the following state.

         Minnesota

Application Form No. 2000-VAIIAPP-ND changes Section 12, Telephone/Fax Authorization to make the applicant check if they do or do not want the program (it is not automatic if they don't do anything). Application Form No. 2000-VAIIAPP-ND is used in the following states:

         North Dakota

Application Form No. 2000-VAIIAPP-NJ changes Section 2 to remove the phrase "spouse of annuitant" when indicating that the co-annuitant/co-owner must be the spouse of the annuitant and be age 85 or younger. Instead, add the footnote:
"Note: Only a co-annuitant or co-owner who is the spouse of the annuitant will qualify for certain tax benefits available to spouses under federal tax law. In
Section 13 and 15 removes the 3, 5, 7, and 10 year periods..therefore the market value adjustment language has been deleted throughout this application. Also changes Section 17a, in the fraud warning language. This application reads instead: "Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties." Application Form No. 2000-VAIIAPP-NJ is used in the following states:

         New Jersey

Application Form No. 2000-VAIIAPP-OR (not approved as of 2/5/01) changes Section 2 to remove the phrase "spouse of annuitant" when indicating that the co-annuitant/co-owner must be the spouse of the annuitant and be age 85 or younger. Instead, add the footnote: "Note: Only a co-annuitant or co-owner who is the spouse of the annuitant will qualify for certain tax benefits available to spouses under federal tax law. Also changes Section 12, telephone/fax authorization, to delete the sentence: "See the Optional Program form for detail on what transactions can be done by telephone/fax." Changes Section 13, purchase payment allocation, and Section 15, Preservation Plus Program to remove the
3,5,7 and 10 year fixed period  options....therefore the market value adjustment language has been deleted throughout this application. Changes Section 16, to improve on the info necessary to set up a payment plan. Changes Section 17a, in the fraud warning language. This application reads instead: "Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may be guilty of insurance fraud, which is a crime." Changes the Agent replacement question in new Section 17 to add the additional statement: "that this replacement meets the Company's standards for replacement sales" Application Form No. 2000-VAIIAPP-OR is used in the following states:

         Oregon

Application Form No. 2000-VAIIAPP-PA changes Section 2 to remove the phrase "spouse of annuitant" when indicating that the co-annuitant/co-owner must be the spouse of the annuitant and be age 85 or younger. Instead, add the footnote:
"Note: Only a co-annuitant or co-owner who is the spouse of the annuitant will qualify for certain tax benefits available to spouses under federal tax law. In
Section 13 and 15 removes the 3, 5, 7, and 10 year periods..therefore the market value adjustment language has been deleted throughout this application. Also changes Section 16a. to add a second bullet which reads: "In states where written consent is required, my agreement in writing is required for entries made by the Company in Section 9 as to age at issue, plan type, purchase payments, or benefits applied for." Application Form No. 2000-VAIIAPP-PA is used in the following states:

         Pennsylvania

Application Form No. 2000-VAIIAPP-WA changes Section 6, Death Benefit Options, to remove the "5% Annual Guarantee" and the "both" options, leaving only the Maximum Anniversary optional death benefit. In Section 13 removes all the fixed account periods, leaving the DCA period only (the DCA period is not called a
"fixed period" in WA)....therefore the market value adjustment language has been deleted throughout this application. Section 15, Preservation Plus Program is deleted in its entirety, renumbering the remaining sections. Changes the new
Section 15, to improve on the info necessary to set up a payment plan. Changes the Agent replacement question in new Section 16 to add the additional statement: "that this replacement meets the Company's standards for replacement sales" Application Form No. 2000-VAIIAPP-WA is used in the following states:

         Washington

                                  Exhibit 8.a.

                             Participation Agreement
                                as of May 1, 2000
              Franklin Templeton Variable Insurance Products Trust
                      Franklin Templeton Distributors, Inc.
                       CUNA Mutual Life Insurance Company

                                    CONTENTS

       Section    Subject Matter

         1.       Parties and Purpose
         2.       Representations and Warranties
         3.       Purchase and Redemption of Trust Portfolio Shares
         4.       Fees, Expenses, Prospectuses, Proxy Materials and Reports
         5.       Voting
         6.       Sales Material, Information and Trademarks
         7.       Indemnification
         8.       Notices
         9.       Termination
         10.      Miscellaneous

       Schedules to this Agreement

         A.       The Company
         B.       Accounts of the Company
         C. Available Portfolios and Classes of Shares of the Trust; Investment Advisers
         D.       Contracts of the Company
         E.       Other Portfolios Available under the Contracts
         F.       Rule 12b-1 Plans of the Trust
         G.       Addresses for Notices
         H.       Shared Funding Order


1.       Parties and Purpose

         This agreement (the "Agreement") is between certain portfolios, specified below and in Schedule C, of Franklin Templeton Variable Insurance Products Trust, an open-end management investment company organized as a business trust under Massachusetts law (the "Trust"), Franklin Templeton Distributors, Inc., a California corporation which is the principal underwriter for the Trust (the "Underwriter," and together with the Trust, "we" or "us") and the insurance company identified on Schedule a ("you"), on your own behalf and on behalf of each segregated asset account maintained by you that is listed on Schedule B, as that schedule may be amended from time to time ("Account" or "Accounts").

         The purpose of this Agreement is to entitle you, on behalf of the Accounts, to purchase the shares, and classes of shares, of portfolios of the Trust ("Portfolios") that are identified on Schedule C, solely for the purpose of funding benefits of your variable life insurance policies or variable annuity contracts ("Contracts") that are identified on Schedule D. This Agreement does not authorize any other purchases or redemptions of shares of the Trust.

2.       Representations and Warranties

         2.1      Representations and Warranties by You

         You represent and warrant that:

                  2.1.1 You are an insurance company duly organized and in good standing under the laws of your state of incorporation.

                  2.1.2 All of your directors, officers, employees, and other individuals or entities dealing with the money and/or securities of the Trust are and shall be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Trust, in an amount not less than $5 million. Such bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company. You agree to make all reasonable efforts to see that this bond or another bond containing such provisions is always in effect, and you agree to notify us in the event that such coverage no longer applies.

                  2.1.3 Each Account is a duly organized, validly existing segregated asset account under applicable insurance law and interests in each Account are offered exclusively through the purchase of or transfer into a "variable contract" within the meaning of such terms under Section 817 of the Internal Revenue Code of 1986, as amended ("Code") and the regulations thereunder. You will use your best efforts to continue to meet such definitional requirements, and will notify us immediately upon having a reasonable basis for believing that such requirements have ceased to be met or that they might not be met in the future.

                  2.1.4 Each Account either: (i) has been registered or, prior to any issuance or sale of the Contracts, will be registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"); or (ii) has not been so registered in proper reliance upon an exemption from registration under Section 3(c) of the 1940 Act; if the Account is exempt from registration as an investment company under Section 3(c) of the 1940 Act, you will use your best efforts to maintain such exemption and will notify us immediately upon having a reasonable basis for believing that such exemption no longer applies or might not apply in the future.

                  2.1.5 The Contracts or interests in the Accounts: (i) are or, prior to any issuance or sale will be, registered as securities under the Securities Act of 1933, as amended (the "1933 Act"); or (ii) are not registered because they are properly exempt from registration under Section 3(a)(2) of the 1933 Act or will be offered exclusively in transactions that are properly exempt from registration under Section 4(2) or Regulation D of the 1933 Act, in which case you will make every effort to maintain such exemption and will notify us immediately upon having a reasonable basis for believing that such exemption no longer applies or might not apply in the future.

                  2.1.6 The Contracts: (i) will be sold by broker-dealers, or their registered representatives, who are registered with the Securities and Exchange Commission ("SEC") under the Securities and Exchange Act of 1934, as amended (the "1934 Act") and who are members in good standing of the National Association of Securities Dealers, Inc. (the "NASD"); (ii) will be issued and sold in compliance in all material respects with all applicable federal and state laws; and (iii) will be sold in compliance in all material respects with state insurance suitability requirements and NASD suitability guidelines.

                  2.1.7 The Contracts currently are and will be treated as annuity contracts or life insurance contracts under applicable provisions of the Code and you will use your best efforts to maintain such treatment; you will notify us immediately upon having a reasonable basis for believing that any of the Contracts have ceased to be so treated or that they might not be so treated in the future.

                  2.1.8 The fees and charges deducted under each Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by you.

                  2.1.9 You will use shares of the Trust only for the purpose of funding benefits of the Contracts through the Accounts.

                  2.1.10 Contracts will not be sold outside of the United
States.

                  2.1.11 With respect to any Accounts which are exempt from registration under the 1940 Act in reliance on 3(c)(1) or Section 3(c)(7) thereof:

                           2.1.11.1 the principal  underwriter  for each such
                                    Account and any subaccounts thereof is a registered broker-dealer with the SEC under the 1934 Act;

                           2.1.11.2 the shares of the Portfolios of the Trust
                                    are and will continue to be the only
                                    investment securities held by the
                                    corresponding subaccounts; and

                           2.1.11.3 with regard to each Portfolio, you, on
                                    behalf of the corresponding subaccount,will:

                                    (a) vote such shares held by it in the same proportion as the vote of all other holders of such shares; and

                                    (b) refrain  from  substituting shares of
                                    another  security for such shares unless the
                                    SEC   has   approved   such substitution  in
                                    the manner provided in Section 26 of the 1940 Act.

         2.2      Representations and Warranties by the Trust

         The Trust represents and warrants that:

                  2.2.1 It is duly organized and in good standing under the laws of the State of Massachusetts.

                  2.2.2 All of its directors, officers, employees and others dealing with the money and/or securities of a Portfolio are and shall be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Trust in an amount not less that the minimum coverage required by Rule 17g-1 or other regulations under the 1940 Act. Such bond shall include coverage for larceny and embezzlement and be issued by a reputable bonding company.

                  2.2.3 It is registered as an open-end management investment company under the 1940 Act.

                  2.2.4 Each class of shares of the Portfolios of the Trust is registered under the 1933 Act.

                  2.2.5 It will amend its registration statement under the 1933 and the 1940 Act from time to time as required in order to effect the continuous offering of its shares.

                  2.2.6 It will comply, in all material respects, with the 1933 and 1940 Acts and the rules and regulations thereunder.

                  2.2.7 It is currently qualified as a "regulated investment company" under Subchapter M of the Code, it will make every effort to maintain such qualification, and will notify you immediately upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so qualify in the future.

                  2.2.8 The Trust will use its best efforts to comply with the requirements for variable annuity, endowment or life insurance set forth in Section 817(h) of the Code, and the rules and regulations thereunder, including without limitation Treasury Regulation 1.817-5. Upon having a reasonable basis for believing any Portfolio has ceased to comply and will not be able to comply within the grace period afforded by Regulation 1.817-5, the Trust will notify you immediately and will take all reasonable steps to adequately diversify the Portfolio to achieve compliance.

                  2.2.9 It currently intends for one or more classes of shares (each, a "Class") to make payments to finance its distribution expenses, including service fees, pursuant to a plan ("Plan") adopted under rule 12b-1 under the 1940 Act ("Rule 12b-1"), although it may determine to discontinue such practice in the future. To the extent that any Class of the Trust finances its distribution expenses pursuant to a Plan adopted under rule 12b-1, the Trust undertakes to comply with any then current SEC interpretations concerning rule 12b-1 or any successor provisions.

         2.3      Representations and Warranties by the Underwriter

         The Underwriter represents and warrants that:

                  2.3.1 It is registered as a broker dealer with the SEC under the 1934 Act, and is a member in good standing of the NASD.

                  2.3.2 Each investment adviser listed on Schedule C (each, an "Adviser") is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and any applicable state securities law.

         2.4      Warranty and Agreement by Both You and Us

         We received an order from the SEC dated November 16, 1993 (file no. 812-8546), which was amended by a notice and an order we received on September 17, 1999 and October 13, 1999, respectively (file no. 812-11698) (collectively, the "Shared Funding Order," attached to this Agreement as Schedule H). The Shared Funding Order grants exemptions from certain provisions of the 1940 Act and the regulations thereunder to the extent necessary to permit shares of the Trust to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies and qualified pension and retirement plans outside the separate account context. You and we both warrant and agree that both you and we will comply with the "Applicants' Conditions" prescribed in the Shared Funding Order as though such conditions were set forth verbatim in this Agreement, including, without limitation, the provisions regarding potential conflicts of interest between the separate accounts which invest in the Trust and regarding contract owner voting privileges. In order for the Trust's Board of Trustees to perform its duty to monitor for conflicts of interest, you agree to inform us of the occurrence of any of the events specified in condition 2 of the Shared Funding Order to the extent that such event may or does result in a material conflict of interest as defined in that order.

3.       Purchase and Redemption of Trust Portfolio Shares

         3.1 We will make shares of the Portfolios available to the Accounts for the benefit of the Contracts. The shares will be available for purchase at the net asset value per share next computed after we (or our agent) receive a purchase order, as established in accordance with the provisions of the then current prospectus of the Trust. Notwithstanding the foregoing, the Trust's Board of Trustees ("Trustees") may refuse to sell shares of any Portfolio to any person, or may suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or if, in the sole discretion of the Trustees, they deem such action to be in the best interests of the shareholders of such Portfolio. Without limiting the foregoing, the Trustees have determined that there is a significant risk that the Trust and its shareholders may be adversely affected by investors whose purchase and redemption activity follows a market timing pattern, and have authorized the Trust, the Underwriter and the Trust's transfer agent to adopt procedures and take other action (including, without limitation, rejecting specific purchase orders) as they deem necessary to reduce, discourage or eliminate market timing activity. You agree to cooperate with us to assist us in implementing the Trust's restrictions on purchase and redemption activity that follows a market timing pattern.

         3.2 We agree that shares of the Trust will be sold only to life insurance companies which have entered into fund participation agreements with the Trust ("Participating Insurance Companies") and their separate accounts or to qualified pension and retirement plans in accordance with the terms of the Shared Funding Order. No shares of any Portfolio will be sold to the general public.

          3.3 You agree that all net amounts available under the Contracts shall be invested in the Trust or in your general account. Net amounts available under the Contracts may also be invested in an investment company other than the Trust if: (i) such other investment company, or series thereof, has investment objectives or policies that are substantially different from the investment objectives and policies of the Portfolios; or (ii) you give us forty-five (45) days written notice of your intention to make such other investment company available as a funding vehicle for the Contracts; or (iii) such other investment company is available as a funding vehicle for the Contracts at the date of this Agreement and you so inform us prior to our signing this Agreement (a list of such investment companies appears on Schedule E to this Agreement); or (iv) we consent in writing to the use of such other investment company.

         3.4 You shall be the designee for us for receipt of purchase orders and requests for redemption resulting from investment in and payments under the Contracts ("Instructions"). The Business Day on which such Instructions are received in proper form by you and time stamped by the close of trading will be the date as of which Portfolio shares shall be deemed purchased, exchanged, or redeemed as a result of such Instructions. Instructions received in proper form by you and time stamped after the close of trading on any given Business Day shall be treated as if received on the next following Business Day. You warrant that all orders, Instructions and confirmations received by you which will be transmitted to us for processing on a Business Day will have been received and time stamped prior to the Close of Trading on that Business Day. Instructions we receive after 9 a.m. Eastern Time shall be processed on the next Business Day. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Trust calculates its net asset value pursuant to the rules of the SEC and its current prospectus.

         3.5 We shall calculate the net asset value per share of each Portfolio on each Business Day, and shall communicate these net asset values to you or your designated agent on a daily basis as soon as reasonably practical after the calculation is completed (normally by 6:30 p.m. Eastern time).

         3.6 You shall submit payment for the purchase of shares of a Portfolio on behalf of an Account no later than the close of business on the next Business Day after we receive the purchase order. Payment shall be made in federal funds transmitted by wire to the Trust or to its designated custodian.

         3.7 We will redeem any full or fractional shares of any Portfolio, when requested by you on behalf of an Account, at the net asset value next computed after receipt by us (or our agent) of the request for redemption, as established in accordance with the provisions of the then current prospectus of the Trust. We shall make payment for such shares in the manner we establish from time to time, but in no event shall payment be delayed for a greater period than is permitted by the 1940 Act. Payments for the purchase or redemption of shares by you may be netted against one another on any Business Day for the purpose of determining the amount of any wire transfer on that Business Day.

         3.8 Issuance and transfer of the Portfolio shares will be by book entry only. Stock certificates will not be issued to you or the Accounts. Portfolio shares purchased from the Trust will be recorded in the appropriate title for each Account or the appropriate subaccount of each Account.

         3.9 We shall furnish, on or before the ex-dividend date, notice to you of any income dividends or capital gain distributions payable on the shares of any Portfolio. You hereby elect to receive all such income dividends and capital gain distributions as are payable on shares of a Portfolio in additional shares of that Portfolio, and you reserve the right to change this election in the future. We will notify you of the number of shares so issued as payment of such dividends and distributions.

4.       Fees, Expenses, Prospectuses, Proxy Materials and Reports

         4.1 We shall pay no fee or other compensation to you under this Agreement except as provided on [redacted], if attached.

         4.2 We shall prepare and be responsible for filing with the SEC, and any state regulators requiring such filing, all shareholder reports, notices, proxy materials (or similar materials such as voting instruction solicitation materials), prospectuses and statements of additional information of the Trust. We shall bear the costs of preparation and filing of the documents listed in the preceding sentence, registration and qualification of the Trust's shares of the Portfolios.

         4.3 We shall use reasonable efforts to provide you, on a timely basis, with such information about the Trust, the Portfolios and each Adviser, in such form as you may reasonably require, as you shall reasonably request in connection with the preparation of disclosure documents and annual and semi-annual reports pertaining to the Contracts.

         4.4 At your request, we shall provide you with camera ready copy, in a form suitable for printing, of a copy of portions of the Trust's current prospectus, annual report, semi-annual report and other shareholder communications, including any amendments or supplements to any of the foregoing, pertaining specifically to the Portfolios. We shall delete information relating to series of the Trust other than the Portfolios to the extent practicable. We shall provide you with a copy of the Trust's current statement of additional information, including any amendments or supplements, in a form suitable for you to duplicate. You shall bear the costs of furnishing these documents (including printing and mailing) to Contract owners or others.

          4.5 We shall provide you, at our expense, with copies of any Trust-sponsored proxy materials in such quantity as you shall reasonably require for distribution to Contract owners who are invested in a designated subaccount. You shall bear the costs of distributing proxy materials (or similar materials such as voting solicitation instructions) to Contract owners.

         4.6 You assume sole responsibility for ensuring that the Trust's prospectuses, shareholder reports and communications, and proxy materials are delivered to Contract owners in accordance with applicable federal and state securities laws.

5.       Voting

         5.1 All Participating Insurance Companies shall have the obligations and responsibilities regarding pass-through voting and conflicts of interest corresponding to those contained in the Shared Funding Order.

         5.2 If and to the extent required by law, you shall: (i) solicit voting instructions from Contract owners; (ii) vote the Trust shares in accordance with the instructions received from Contract owners; and (iii) vote Trust shares for which no instructions have been received in the same proportion as Trust shares of such Portfolio for which instructions have been received; so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners. You reserve the right to vote Trust shares held in any Account in your own right, to the extent permitted by law.

         5.3 So long as, and to the extent that, the SEC interprets the 1940 Act to require pass-through voting privileges for Contract owners, you shall provide pass-through voting privileges to Contract owners whose Contract values are invested, through the Accounts, in shares of one or more Portfolios of the Trust. We shall require all Participating Insurance Companies to calculate voting privileges in the same manner and you shall be responsible for assuring that the Accounts calculate voting privileges in the manner established by us. With respect to each Account, you will vote shares of each Portfolio of the Trust held by an Account and for which no timely voting instructions from Contract owners are received in the same proportion as those shares held by that Account for which voting instructions are received. You and your agents will in no way recommend or oppose or interfere with the solicitation of proxies for Portfolio shares held to fund the Contracts without our prior written consent, which consent may be withheld in our sole discretion.

6.       Sales Material, Information and Trademarks

         6.1 For purposes of this Section 6, "Sales literature or other Promotional material" includes, but is not limited to, portions of the following that use any logo or other trademark related to the Trust, or Underwriter or its affiliates, or refer to the Trust: advertisements (such as material published or designed for use in a newspaper, magazine or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, electronic communication or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts or any other advertisement, sales literature or published article or electronic communication), educational or training materials or other communications distributed or made generally available to some or all agents or employees in any media, and disclosure documents, shareholder reports and proxy materials.

          6.2 You shall furnish, or cause to be furnished to us or our designee, at least one complete copy of each registration statement, prospectus, statement of additional information, private placement memorandum, retirement plan disclosure information or other disclosure documents or similar information, as applicable (collectively "Disclosure Documents"), as well as any report, solicitation for voting instructions, Sales literature or other Promotional materials, and all amendments to any of the above that relate to the Contracts or the Accounts prior to its first use. You shall furnish, or shall cause to be furnished, to us or our designee each piece of Sales literature or other Promotional material in which the Trust or an Adviser is named, at least fifteen
(15) Business Days prior to its proposed use. No such material shall be used unless we or our designee approve such material and its proposed use.

          6.3 You and your agents shall not give any information or make any representations or statements on behalf of the Trust or concerning the Trust, the Underwriter or an Adviser, other than information or representations contained in and accurately derived from the registration statement or prospectus for the Trust shares (as such registration statement and prospectus may be amended or supplemented from time to time), annual and semi-annual reports of the Trust, Trust-sponsored proxy statements, or in Sales literature or other Promotional material approved by the Trust or its designee, except as required by legal process or regulatory authorities or with the written permission of the Trust or its designee.

          6.4 We shall not give any information or make any representations or statements on behalf of you or concerning you, the Accounts or the Contracts other than information or representations contained in and accurately derived from Disclosure Documents for the Contracts (as such Disclosure Documents may be amended or supplemented from time to time), or in materials approved by you for distribution, including Sales literature or other Promotional materials, except as required by legal process or regulatory authorities or with your written permission.

         6.5 Except as provided in Section 6.2, you shall not use any designation comprised in whole or part of the names or marks "Franklin" or "Templeton" or any logo or other trademark relating to the Trust or the Underwriter without prior written consent, and upon termination of this Agreement for any reason, you shall cease all use of any such name or mark as soon as reasonably practicable.

7.       Indemnification

         7.1      Indemnification By You

                  7.1.1 You agree to indemnify and hold harmless the Underwriter, the Trust and each of its Trustees, officers, employees and agents and each person, if any, who controls the Trust within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" and individually the "Indemnified Party" for purposes of this Section 7) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with your written consent, which consent shall not be unreasonably withheld) or expenses (including the reasonable costs of investigating or defending any alleged loss, claim, damage, liability or expense and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses"), to which the Indemnified Parties may become subject under any statute or regulation, or at common law or otherwise, insofar as such Losses are related to the sale or acquisition of shares of the Trust or the Contracts and

                           7.1.1.1 arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in a Disclosure Document for the Contracts or in the Contracts themselves or in sales literature generated or approved by you on behalf of the Contracts or Accounts (or any amendment or supplement to any of the foregoing) (collectively, "Company Documents" for the purposes of this Section 7), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this indemnity shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and was accurately derived from written information furnished to you by or on behalf of the Trust for use in Company Documents or otherwise for use in connection with the sale of the Contracts or Trust shares; or

                           7.1.1.2 arise out of or result from statements or representations (other than statements or representations contained in and accurately derived from Trust Documents as defined below in Section 7.2) or wrongful conduct of you or persons under your control, with respect to the sale or acquisition of the Contracts or Trust shares; or

                           7.1.1.3 arise out of or result from any untrue statement or alleged untrue statement of a material fact contained in Trust Documents as defined below in Section 7.2 or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon and accurately derived from written information furnished to the Trust by or on behalf of you; or

                           7.1.1.4 arise out of or result from any failure by you to provide the services or furnish the materials required under the terms of this Agreement;

                           7.1.1.5 arise out of or result from any material breach of any representation and/or warranty made by you in this Agreement or arise out of or result from any other material breach of this Agreement by you; or

                           7.1.1.6 arise out of or result from a Contract failing to be considered a life insurance policy or an annuity Contract, whichever is appropriate, under applicable provisions of the Code thereby depriving the Trust of its compliance with Section 817(h) of the Code.

                  7.1.2 You shall not be liable under this indemnification provision with respect to any Losses to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Trust or Underwriter, whichever is applicable. You shall also not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified you in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify you of any such claim shall not relieve you from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, you shall be entitled to participate, at your own expense, in the defense of such action. Unless the Indemnified Party releases you from any further obligations under this Section 7.1, you also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from you to such party of the your election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and you will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

                  7.1.3 The Indemnified Parties will promptly notify you of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Trust shares or the Contracts or the operation of the Trust.

         7.2      Indemnification By The Underwriter

                  7.2.1 The Underwriter agrees to indemnify and hold harmless you, and each of your directors and officers and each person, if any, who controls you within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" and individually an "Indemnified Party" for purposes of this Section 7.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Underwriter, which consent shall not be unreasonably withheld) or expenses (including the reasonable costs of investigating or defending any alleged loss, claim, damage, liability or expense and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses") to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such Losses are related to the sale or acquisition of the shares of the Trust or the Contracts and:

                           7.2.1.1 arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the Registration Statement, prospectus or sales literature of the Trust (or any amendment or supplement to any of the foregoing) (collectively, the "Trust Documents") or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission of such alleged statement or omission was made in reliance upon and in conformity with information furnished to us by or on behalf of you for use in the Registration Statement or prospectus for the Trust or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Trust shares; or

                           7.2.1.2 arise out of or as a result of statements or representations (other than statements or representations contained in the Disclosure Documents or sales literature for the Contracts not supplied by the Underwriter or persons under its control) or wrongful conduct of the Trust, Adviser or Underwriter or persons under their control, with respect to the sale or distribution of the Contracts or Trust shares; or

                           7.2.1.3 arise out of any untrue statement or alleged untrue statement of a material fact contained in a Disclosure Document or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to you by or on behalf of the Trust; or

                           7.2.1.4 arise as a result of any failure by us to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the qualification representation specified above in Section 2.2.7 and the diversification requirements specified above in Section 2.2.8; or

                           7.2.1.5 arise out of or result from any material breach of any representation and/or warranty made by the Underwriter in this Agreement or arise out of or result from any other material breach of this Agreement by the Underwriter; as limited by and in accordance with the provisions of Sections 7.2.2 and 7.2.3 hereof.

                  7.2.2 The Underwriter shall not be liable under this indemnification provision with respect to any Losses to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to you or the Accounts, whichever is applicable.

                  7.2.3 The Underwriter shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Underwriter in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Underwriter of any such claim shall not relieve the Underwriter from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Underwriter will be entitled to participate, at its own expense, in the defense thereof. Unless the Indemnified Party releases the Underwriter from any further obligations under this Section 7.2, the Underwriter also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Underwriter to such party of the Underwriter's election to assume the defense thereof, the Indemnified Party shall bear the expenses of any additional counsel retained by it, and the Underwriter will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

                  7.2.4 You agree promptly to notify the Underwriter of the commencement of any litigation or proceedings against you or the Indemnified Parties in connection with the issuance or sale of the Contracts or the operation of each Account.

         7.3      Indemnification By The Trust

                  7.3.1 The Trust agrees to indemnify and hold harmless you, and each of your directors and officers and each person, if any, who controls you within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 7.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Trust, which consent shall not be unreasonably withheld) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements result from the gross negligence, bad faith or willful misconduct of the Board or any member thereof, are related to the operations of the Trust, and arise out of or result from any material breach of any representation and/or warranty made by the Trust in this Agreement or arise out of or result from any other material breach of this Agreement by the Trust; as limited by and in accordance with the provisions of Sections 7.3.2 and 7.3.3 hereof. It is understood and expressly stipulated that neither the holders of shares of the Trust nor any Trustee, officer, agent or employee of the Trust shall be personally liable hereunder, nor shall any resort be had to other private property for the satisfaction of any claim or obligation hereunder, but the Trust only shall be liable.

                  7.3.2 The Trust shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against any Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to you, the Trust, the Underwriter or each Account, whichever is applicable.

                  7.3.3 The Trust shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Trust in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claims shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Trust of any such claim shall not relieve the Trust from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Trust will be entitled to participate, at its own expense, in the defense thereof. Unless the Indemnified Party releases the Trust from any further obligations under this Section 7.3, the Trust also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Trust to such party of the Trust's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Trust will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

                  7.3.4 You agree promptly to notify the Trust of the commencement of any litigation or proceedings against you or the Indemnified Parties in connection with this Agreement, the issuance or sale of the Contracts, with respect to the operation of the Account, or the sale or acquisition of shares of the Trust.

8.       Notices

Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth in Schedule G below or at such other address as such party may from time to time specify in writing to the other party.

9.       Termination

         9.1 This Agreement may be terminated by any party in its entirety or with respect to one, some or all Portfolios for any reason by sixty (60) days advance written notice delivered to the other parties. This Agreement shall terminate immediately in the event of its assignment by any party without the prior written approval of the other parties, or as otherwise required by law.
9.2 This Agreement may be terminated immediately by us upon written notice to you if:

                  9.2.1 you notify the Trust or the Underwriter that the exemption from registration under Section 3(c) of the 1940 Act no longer applies, or might not apply in the future, to the unregistered Accounts, or that the exemption from registration under Section 4(2) or Regulation D promulgated under the 1933 Act no longer applies or might not apply in the future, to interests under the unregistered Contracts; or

                  9.2.2 either one or both of the Trust or the Underwriter respectively, shall determine, in their sole judgment exercised in good faith, that you have suffered a material adverse change in your business, operations, financial condition or prospects since the date of this Agreement or are the subject of material adverse publicity; or

                  9.2.3  you  give us the  written  notice  specified  above  in
         Section 3.3 and at the same time you give us such notice there was no notice of termination outstanding under any other provision of this Agreement; provided, however, that any termination under this Section
         9.2.3 shall be effective forty-five (45) days after the notice specified in Section 3.3 was given.

         9.3 If this Agreement is terminated for any reason, except as required by the Shared Funding Order or pursuant to Section 9.2.1, above, we shall, at your option, continue to make available additional shares of any Portfolio and redeem shares of any Portfolio pursuant to all of the terms and conditions of this Agreement for all Contracts in effect on the effective date of termination of this Agreement. If this Agreement is terminated as required by the Shared Funding Order, its provisions shall govern.

         9.4 The provisions of Sections 2 (Representations and Warranties) and 7 (Indemnification) shall survive the termination of this Agreement. All other applicable provisions of this Agreement shall survive the termination of this Agreement, as long as shares of the Trust are held on behalf of Contract owners in accordance with Section 9.3, except that we shall have no further obligation to sell Trust shares with respect to Contracts issued after termination.

         9.5 You shall not redeem Trust shares attributable to the Contracts (as opposed to Trust shares attributable to your assets held in the Account) except:
(i) as necessary to implement Contract owner initiated or approved transactions;
(ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application (hereinafter referred to as a "Legally Required Redemption"); or (iii) as permitted by an order of the SEC pursuant to Section 26(b) of the 1940 Act. Upon request, you shall promptly furnish to us the opinion of your counsel (which counsel shall be reasonably satisfactory to us) to the effect that any redemption pursuant to clause (ii) above is a Legally Required Redemption. Furthermore, except in cases where permitted under the terms of the Contracts, you shall not prevent Contract owners from allocating payments to a Portfolio that was otherwise available under the Contracts without first giving us ninety (90) days notice of your intention to do so.

10.      Miscellaneous

         10.1 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions of this Agreement or otherwise affect their construction or effect.

         10.2 This Agreement may be executed simultaneously in two or more counterparts, all of which taken together shall constitute one and the same instrument.

         10.3 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

         10.4 This Agreement shall be construed and its provisions interpreted under and in accordance with the laws of the State of California. It shall also be subject to the provisions of the federal securities laws and the rules and regulations thereunder, to any orders of the SEC on behalf of the Trust granting it exemptive relief, and to the conditions of such orders. We shall promptly forward copies of any such orders to you.

         10.5 The parties to this Agreement acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Trust and that no Trustee, officer, agent or holder of shares of beneficial interest of the Trust shall be personally liable for any such liabilities.

         10.6 The parties to this Agreement agree that the assets and liabilities of each Portfolio of the Trust are separate and distinct from the assets and liabilities of each other Portfolio. No Portfolio shall be liable or shall be charged for any debt, obligation or liability of any other Portfolio.

         10.7 Each party to this Agreement shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD, and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

         10.8 Each party to this Agreement shall treat as confidential all information reasonably identified as confidential in writing by any other party to this Agreement, and, except as permitted by this Agreement or as required by legal process or regulatory authorities, shall not disclose, disseminate, or use such names and addresses and other confidential information until such time as they may come into the public domain, without the express written consent of the affected party to this Agreement. Without limiting the foregoing, no party to this Agreement shall disclose any information that such party has been advised is proprietary, except such information that such party is required to disclose by any appropriate governmental authority (including, without limitation, the SEC, the NASD, and state securities and insurance regulators).

         10.9 The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties to this Agreement are entitled to under state and federal laws.

         10.10 The parties to this Agreement acknowledge and agree that this Agreement shall not be exclusive in any respect, except as provided above in
Section 3.3.

         10.11 Neither this Agreement nor any rights or obligations created by it may be assigned by any party without the prior written approval of the other parties.

         10.12 No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties.

         IN WITNESS WHEREOF, each of the parties have caused their duly authorized officers to execute this Agreement.

 The Company:               CUNA Mutual Life Insurance Company



                                    By:      /s/Michael S. Daubs
                                       Name:    Michael S. Daubs
                                       Title:   Chief Investment Officer




 The Trust:                 Franklin Templeton Variable Insurance Products Trust

 Only on behalf of each
 Portfolio listed on
  Schedule C hereof.

                                    By:      /s/Karen L. Skidmore
                                       Name:    Karen L. Skidmore
                                       Title:   Assistant Vice President


 The Underwriter:           Franklin Templeton Distributors, Inc.

                                    By:      /s/Philip J. Kearns
                                       Name:    Philip J. Kearns
                                       Title:   Vice President

                                   Schedule A
                                   The Company

CUNA Mutual Life Insurance Company
5910 Mineral Point Road
Madison, WI 53701-0391
A life insurance company organized under Iowa law.

                                   Schedule B
                             Accounts of the Company

1.  Name:                        CUNA Mutual Life Variable Annuity Account
    Date Established:            12-14-1993
    SEC Registration Number:     811- 08260

2.  Name:                        CUNA Mutual Life Group Variable Annuity Account
    Date Established:            08-16-1983
    SEC Registration Number:     N/A

3.  Name:                        CUNA Mutual Life Variable Account
    Date Established:            08-16-1983
    SEC Registration Number:     811- 03915

                                   Schedule C

  Available Portfolios and Classes of Shares of the Trust; Investment Advisers



Franklin Templeton Variable Insurance Products Trust          Investment Adviser

Templeton Developing Markets Securities Fund     Templeton Asset Management Ltd.

                                   Schedule D
                            Contracts of the Company

--------------------------- ------------------------------- -------------------------------- -------------------------------
                                      Contract 1                      Contract 2                       Contract 3
--------------------------- ------------------------------- -------------------------------- -------------------------------

  Contract/Product Name     Members Variable Annuity        CU Pension Saver Group Annuity   MEMBERS Variable Universal
                                                                                             Life

                                                            UltraSaver Group Annuity

                                                            CU UltraSaver Group Annuity
--------------------------- ------------------------------- -------------------------------- -------------------------------
Registered (Y/N)                         Yes                              No                              Yes
--------------------------- ------------------------------- -------------------------------- -------------------------------
SEC Registration Number     033-73738                       N/A                              033-19718
--------------------------- ------------------------------- -------------------------------- -------------------------------
Representative Form         1676                            01-GA-2-0390                     190D
Numbers
--------------------------- ------------------------------- -------------------------------- -------------------------------
Separate Account            CUNA Mutual Life Variable       CUNA Mutual Life Group           CUNA Mutual Life Variable
Name/Date Established       Annuity Account (December 14,   Variable Annuity Account         Account (August 16, 1983)
                            1993)                           (August 16, 1983)
--------------------------- ------------------------------- -------------------------------- -------------------------------
SEC Registration Number     811-08260                       N/A                              811-03915
--------------------------- ------------------------------- -------------------------------- -------------------------------
Portfolios and Classes      Templeton Developing Markets    Templeton Developing Markets     Templeton Developing Markets
                            Securities Fund Class 2         Securities Fund Class 2          Securities Fund Class 2
--------------------------- ------------------------------- -------------------------------- -------------------------------

                                Schedule D cont.
                            Contracts of the Company

--------------------------- ------------------------------- -------------------------------- -------------------------------
                                      Contract 4                      Contract 5                       Contract 6
--------------------------- ------------------------------- -------------------------------- -------------------------------
  Contract/Product Name     MEMBERS Variable Universal
                            Life
--------------------------- ------------------------------- -------------------------------- -------------------------------
Registered (Y/N)            Yes
--------------------------- ------------------------------- -------------------------------- -------------------------------
SEC Registration Number     033-81499
--------------------------- ------------------------------- -------------------------------- -------------------------------
Representative Form         99-VUL

Numbers
--------------------------- ------------------------------- -------------------------------- -------------------------------
Separate Account            CUNA Mutual Life Variable
Name/Date Established       Account (August 16, 1983)
--------------------------- ------------------------------- -------------------------------- -------------------------------
SEC Registration Number     811-03915
--------------------------- ------------------------------- -------------------------------- -------------------------------
Portfolios and Classes      Templeton Developing Markets
                            Securities Fund Class 2
--------------------------- ------------------------------- -------------------------------- -------------------------------

                                   Schedule E
                 Other Portfolios Available under the Contracts

1.       Investment Company:        CIMCO Ultra Series Fund

         Portfolios:                Money Market Fund
                                    Bond Fund
                                    Balanced Fund
                                    Growth & Income Stock Fund
                                    Capital Appreciation Stock Fund

2.       Investment Company:        MFS Variable Insurance Trust

         Portfolios:                World Governments Fund
                                    Emerging Growth Fund

3.       Investment Company:        T. Rowe Price International Series, Inc.

         Portfolio:                 International Stock Fund

4.       Investment Company:        Oppenheimer Variable Account Funds

         Portfolio:                 High Income Fund

                                   Schedule F

redacted

                                   Schedule G
                              Addresses for Notices

  To the Company:      CUNA Mutual Life Insurance Company
                       5910 Mineral Point Road
                       Madison, WI 53701-0391
                       Attention: Associate General Counsel

  To the Trust:        Franklin Templeton Variable Insurance Products Trust
                       777 Mariners Island Boulevard
                       San Mateo, California 94404
                       Attention:  Karen L. Skidmore, Assistant Vice President

  To the Underwriter:  Franklin Templeton Distributors, Inc.
                       777 Mariners Island Boulevard
                       San Mateo, California  94404
                       Attention:  Philip J. Kearns, Vice President

                                   Schedule H
                              Shared Funding Order
                 Templeton Variable Products Series Fund, et al.
                               File No. 812-11698
                       SECURITIES AND EXCHANGE COMMISSION

                                                         Release No. IC-24018
                                                          1999 SEC LEXIS 1887

                               September 17, 1999

ACTION:  Notice of  application  for an amended  order of exemption  pursuant to
Section 6(c) of the Investment Company Act of 1940 (the "1940 Act") from the provisions of Sections 9(a), 13(a), 15(a) and 15(b) of the 1940 Act and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder.

TEXT:  Summary of  Application:  Templeton  Variable  Products  Series Fund (the
"Templeton Trust"), Franklin Templeton Variable Insurance Products Trust (formerly Franklin Valuemark Funds) (the "VIP Trust," and together with the Templeton Trust, the "Funds"), Templeton Funds Annuity Company ("TFAC") or any successor to TFAC, and any future open-end investment company for which TFAC or any affiliate is the administrator, sub-administrator, investment manager, adviser, principal underwriter, or sponsor ("Future Funds") seek an amended order of the Commission to (1) add as parties to that order the VIP Trust and any Future Funds and (2) permit shares of the Funds and Future Funds to be issued to and held by qualified pension and retirement plans outside the separate account context.

   Applicants: Templeton Variable Products Series Fund, Franklin Templeton Variable Insurance Products Trust, Templeton Funds Annuity Company or any successor to TFAC, and any future open-end investment company for which TFAC or any affiliate is the administrator, sub-administrator, investment manager, adviser, principal underwriter, or sponsor (collectively, the "Applicants").

   Filing Date: The application was filed on July 14, 1999, and amended and restated on September 17, 1999.

   Hearing or Notification of Hearing: An order granting the application will be issued unless the Commission orders a hearing. Interested persons may request a hearing by writing to the Secretary of the Commission and serving Applicants with a copy of the request, personally or by mail. Hearing requests should be received by the Commission by 5:30 p.m., on October 12, 1999, and should be accompanied by proof of service on the Applicants in the form of an affidavit or, for lawyers, a certificate of service. Hearing requests should state the nature of the writer's interest, the reason for the request, and the issues contested. Persons who wish to be notified of a hearing may request notification by writing to the Secretary of the Commission.

   Addresses: Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D.C. 20549-0609.

   Applicants: Templeton Variable Products Series Fund and Franklin Templeton Variable Insurance Products Trust, 777 Mariners Island Boulevard, San Mateo, California 94404, Attn: Karen L. Skidmore, Esq.

   For Further Information Contact: Kevin P. McEnery, Senior Counsel, or Susan
M. Olson, Branch Chief, Office of Insurance Products, Division of Investment Management, at (202) 942-0670.

   Supplementary Information: The following is a summary of the application. The complete application is available for a fee from the SEC's Public Reference Branch, 450 Fifth Street, N.W., Washington, D.C. 20549-0102 (tel. (202) 942-8090).

   Applicants' Representations:

   1. Each of the Funds is registered under the 1940 Act as an open-end management investment company and was organized as a Massachusetts business trust. The Templeton Trust currently consists of eight separate series, and the VIP Trust consists of twenty-five separate series. Each Fund's Declaration of Trust permits the Trustees to create additional series of shares at any time. The Funds currently serve as the underlying investment medium for variable annuity contracts and variable life insurance policies issued by various insurance companies. The Funds have entered into investment management agreements with certain investment managers ("Investment Managers") directly or indirectly owned by Franklin Resources, Inc. ("Resources"), a publicly owned company engaged in the financial services industry through its subsidiaries.

   2. TFAC is an indirect, wholly owned subsidiary of Resources. TFAC is the sole insurance company in the Franklin Templeton organization, and specializes in the writing of variable annuity contracts. The Templeton Trust has entered into a Fund Administration Agreement with Franklin Templeton Services, Inc. ("FT Services"), which replaced TFAC in 1998 as administrator, and FT Services subcontracts certain services to TFAC. FT Services also serves as administrator to all series of the VIP Trust. TFAC and FT Services provide certain administrative facilities and services for the VIP and Templeton Trusts.

   3. On November 16, 1993, the Commission issued an order granting exemptive relief to permit shares of the Templeton Trust to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies (Investment Company Act Release No. 19879, File No. 812-8546) (the "Original Order"). Applicants incorporate by reference into the application the Application for the Original Order and each amendment thereto, the Notice of Application for the Original Order, and the Original Order, to the extent necessary, to supplement the representations made in the application in support of the requested relief. Applicants represent that all of the facts asserted in the Application for the Original Order and any amendments thereto remain true and accurate in all material respects to the extent that such facts are relevant to any relief on which Applicants continue to rely. The Original Order allows the Templeton Trust to offer its shares to insurance companies as the investment vehicle for their separate accounts supporting variable annuity contracts and variable life insurance contracts (collectively, the "Variable Contracts"). Applicants state that the Original Order does not (i) include the VIP Trust or Future Funds as parties, nor (ii) expressly address the sale of shares of the Funds or any Future Funds to qualified pension and retirement plans outside the separate account context including, without limitation, those trusts, plans, accounts, contracts or annuities described in Sections 401(a), 403(a), 403(b), 408(b), 408(k), 414(d), 457(b), 501(c)(18) of the Internal Revenue Code of 1986, as amended (the "Code"), and any other trust, plan, contract, account or annuity that is determined to be within the scope of Treasury Regulation 1.817.5(f)(3)(iii) ("Qualified Plans").

   4. Separate accounts owning shares of the Funds and their insurance company depositors are referred to in the application as "Participating Separate Accounts" and "Participating Insurance Companies," respectively. The use of a common management investment company as the underlying investment medium for both variable annuity and variable life insurance separate accounts of a single insurance company (or of two or more affiliated insurance companies) is referred to as "mixed funding." The use of a common management investment company as the underlying investment medium for variable annuity and/or variable life insurance separate accounts of unaffiliated insurance companies is referred to as "shared funding."

   Applicants' Legal Analysis:

   1. Applicants  request that the Commission issue an amended order pursuant to
Section 6(c) of the 1940 Act, adding the VIP Trust and Future Funds to the Original Order and exempting scheduled premium variable life insurance separate accounts and flexible premium variable life insurance separate accounts of Participating Insurance Companies (and, to the extent necessary, any principal underwriter and depositor of such an account) and the Applicants from Sections 9(a), 13(a), 15(a) and 15(b) of the 1940 Act, and Rules 6e-2(b)(15) and
6e-3(T)(b)(15) (and any comparable rule) thereunder, respectively, to the extent necessary to permit shares of the Funds and any Future Funds to be sold to and held by Qualified Plans. Applicants submit that the exemptions requested are appropriate in the public interest, consistent with the protection of investors, and consistent with the purposes fairly intended by the policy and provisions of the 1940 Act.

   2. The Original Order does not include the VIP Trust or Future Funds as parties nor expressly address the sale of shares of the Funds or any Future Funds to Qualified Plans. Applicants propose that the VIP Trust and Future Funds be added as parties to the Original Order and the Funds and any Future Funds be permitted to offer and sell their shares to Qualified Plans.

   3. Section 6(c) of the 1940 Act provides, in part, that the Commission, by order upon application, may conditionally or unconditionally exempt any person, security or transaction, or any class or classes of persons, securities or transactions from any provisions of the 1940 Act or the rules or regulations thereunder, if and to the extent that such exemption is necessary or appropriate in the public interest and consistent with the protection of investors and the purposes fairly intended by the policy and provisions of the 1940 Act.

   4. In connection with the funding of scheduled premium variable life insurance contracts issued through a separate account registered under the 1940 Act as a unit investment trust ("UIT"), Rule 6e-2(b)(15) provides partial exemptions from various provisions of the 1940 Act, including the following: (1)
Section 9(a), which makes it unlawful for certain individuals to act in the capacity of employee, officer, or director for a UIT, by limiting the application of the eligibility restrictions in Section 9(a) to affiliated persons directly participating in the management of a registered management investment company; and (2) Sections 13(a), 15(a) and 15(b) of the 1940 Act to the extent that those sections might be deemed to require "pass-through" voting with respect to an underlying fund's shares, by allowing an insurance company to disregard the voting instructions of contractowners in certain circumstances.

   5. These exemptions are available, however, only where the management investment company underlying the separate account (the "underlying fund") offers its shares "exclusively to variable life insurance separate accounts of the life insurer, or of any affiliated life insurance company." Therefore, Rule 6e-2 does not permit either mixed funding or shared funding because the relief granted by Rule 6e-2(b)(15) is not available with respect to a scheduled premium variable life insurance separate account that owns shares of an underlying fund that also offers its shares to a variable annuity or a flexible premium variable life insurance separate account of the same company or of any affiliated life insurance company. Rule 6e-2(b)(15) also does not permit the sale of shares of the underlying fund to Qualified Plans.

   6. In connection with flexible premium variable life insurance contracts issued through a separate account registered under the 1940 Act as a UIT, Rule 6e-3(T)(b)(15) also provides partial exemptions from Sections 9(a), 13(a), 15(a) and 15(b) of the 1940 Act. These exemptions, however, are available only where the separate account's underlying fund offers its shares "exclusively to separate accounts of the life insurer, or of any affiliated life insurance company, offering either scheduled contracts or flexible contracts, or both; or which also offer their shares to variable annuity separate accounts of the life insurer or of an affiliated life insurance company." Therefore, Rule 6e-3(T) permits mixed funding but does not permit shared funding and also does not permit the sale of shares of the underlying fund to Qualified Plans. As noted above, the Original Order granted the Templeton Trust exemptive relief to permit mixed and shared funding, but did not expressly address the sale of its shares to Qualified Plans.

   7. Applicants note that if the Funds were to sell their shares only to Qualified Plans, exemptive relief under Rule 6e-2 and Rule 6e-3(T) would not be necessary. Applicants state that the relief provided for under Rule 6e-2(b)(15) and Rule 6e-3(T)(b)(15) does not relate to qualified pension and retirement plans or to a registered investment company's ability to sell its shares to such plans.

   8. Applicants state that changes in the federal tax law have created the opportunity for each of the Funds to increase its asset base through the sale of its shares to Qualified Plans. Applicants state that Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), imposes certain diversification standards on the assets underlying Variable Contracts. Treasury Regulations generally require that, to meet the diversification requirements, all of the beneficial interests in the underlying investment company must be held by the segregated asset accounts of one or more life insurance companies. Notwithstanding this, Applicants note that the Treasury Regulations also contain an exception to this requirement that permits trustees of a Qualified Plan to hold shares of an investment company, the shares of which are also held by insurance company segregated asset accounts, without adversely affecting the status of the investment company as an adequately diversified underlying investment of Variable Contracts issued through such segregated asset accounts (Treas. Reg. 1.817-5(f)(3)(iii)).

   9. Applicants state that the promulgation of Rules 6e-2(b)(15) and 6e-3(T)(b)(15) under the 1940 Act preceded the issuance of these Treasury
Regulations. Thus, Applicants assert that the sale of shares of the same investment company to both separate accounts and Qualified Plans was not
contemplated   at  the  time  of  the   adoption   of  Rules   6e-2(b)(15)   and
6e-3(T)(b)(15).

   10. Section 9(a) provides that it is unlawful for any company to serve as investment adviser or principal underwriter of any registered open-end investment company if an affiliated person of that company is subject to a disqualification enumerated in Section 9(a)(1) or (2). Rules 6e-2(b)(15) and 6e-3(T)(b)(15) provide exemptions from Section 9(a) under certain circumstances, subject to the limitations on mixed and shared funding. These exemptions limit the application of the eligibility restrictions to affiliated individuals or companies that directly participate in the management of the underlying portfolio investment company.

   11. Applicants state that the relief granted in Rule 6e-2(b)(15) and 6e-3(T)(b)(15) from the requirements of Section 9 limits, in effect, the amount of monitoring of an insurer's personnel that would otherwise be necessary to ensure compliance with Section 9 to that which is appropriate in light of the policy and purposes of Section 9. Applicants submit that those Rules recognize that it is not necessary for the protection of investors or the purposes fairly intended by the policy and provisions of the 1940 Act to apply the provisions of
Section 9(a) to the many individuals involved in an insurance company complex, most of whom typically will have no involvement in matters pertaining to investment companies funding the separate accounts.

   12. Applicants to the Original Order previously requested and received relief from Section 9(a) and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) to the extent necessary to permit mixed and shared funding. Applicants maintain that the relief previously granted from Section 9(a) will in no way be affected by the proposed sale of shares of the Funds to Qualified Plans. Those individuals who participate in the management or administration of the Funds will remain the same regardless of which Qualified Plans use such Funds. Applicants maintain that more broadly applying the requirements of Section 9(a) because of investment by Qualified Plans would not serve any regulatory purpose. Moreover, Qualified Plans, unlike separate accounts, are not themselves investment companies and therefore are not subject to Section 9 of the 1940 Act.

   13. Applicants state that Rules 6e-2(b)(15)(iii) and 6e-3(T)(b)(15)(iii) provide exemptions from the pass-through voting requirement with respect to several significant matters, assuming the limitations on mixed and shared funding are observed. Rules 6e-2(b)(15)(iii)(A) and 6e-3(T)(b)(15)(iii)(A) provide that the insurance company may disregard the voting instructions of its contractowners with respect to the investments of an underlying fund or any contract between a fund and its investment adviser, when required to do so by an insurance regulatory authority (subject to the provisions of paragraphs
(b)(5)(i) and (b)(7)(ii)(A) of the Rules). Rules 6e-2(b)(15)(iii)(B) and 6e-3(T)(b)(15)(iii)(A)(2) provide that the insurance company may disregard contractowners' voting instructions if the contractowners initiate any change in such company's investment policies, principal underwriter, or any investment adviser (provided that disregarding such voting instructions is reasonable and subject to the other provisions of paragraphs (b)(5)(ii) and (b)(7)(ii)(B) and
(C) of the Rules).

   14. Applicants assert that Qualified Plans, which are not registered as investment companies under the 1940 Act, have no requirement to pass-through the voting rights to plan participants. Applicants state that applicable law expressly reserves voting rights to certain specified persons. Under Section 403(a) of the Employment Retirement Income Security Act ("ERISA"), shares of a fund sold to a Qualified Plan must be held by the trustees of the Qualified
Plan. Section 403(a) also provides that the trustee(s) must have exclusive authority and discretion to manage and control the Qualified Plan with two exceptions: (1) when the Qualified Plan expressly provides that the trustee(s) are subject to the direction of a named fiduciary who is not a trustee, in which case the trustees are subject to proper directions made in accordance with the terms of the Qualified Plan and not contrary to ERISA; and (2) when the authority to manage, acquire or dispose of assets of the Qualified Plan is delegated to one or more investment managers pursuant to Section 402(c)(3) of ERISA. Unless one of the two above exceptions stated in Section 403(a) applies, Qualified Plan trustees have the exclusive authority and responsibility for voting proxies. Where a named fiduciary to a Qualified Plan appoints an investment manager, the investment manager has the responsibility to vote the shares held unless the right to vote such shares is reserved to the trustees or the named fiduciary. Where a Qualified Plan does not provide participants with the right to give voting instructions, Applicants do not see any potential for material irreconcilable conflicts of interest between or among variable contract holders and Qualified Plan investors with respect to voting of the respective Fund's shares. Accordingly, Applicants state that, unlike the case with insurance company separate accounts, the issue of the resolution of material irreconcilable conflicts with respect to voting is not present with respect to such Qualified Plans since the Qualified Plans are not entitled to pass-through voting privileges.

   15. Even if a Qualified Plan were to hold a controlling interest in one of the Funds, Applicants believe that such control would not disadvantage other investors in such Fund to any greater extent than is the case when any institutional shareholder holds a majority of the voting securities of any open-end management investment company. In this regard, Applicants submit that investment in a Fund by a Qualified Plan will not create any of the voting complications occasioned by mixed funding or shared funding. Unlike mixed or shared funding, Qualified Plan investor voting rights cannot be frustrated by veto rights of insurers or state regulators.

   16. Applicants state that some of the Qualified Plans, however, may provide for the trustee(s), an investment adviser (or advisers), or another named fiduciary to exercise voting rights in accordance with instructions from participants. Where a Qualified Plan provides participants with the right to give voting instructions, Applicants see no reason to believe that participants in Qualified Plans generally or those in a particular Qualified Plan, either as a single group or in combination with participants in other Qualified Plans, would vote in a manner that would disadvantage Variable Contract holders. In sum, Applicants maintain that the purchase of shares of the Funds by Qualified Plans that provide voting rights does not present any complications not otherwise occasioned by mixed or shared funding.

   17. Applicants do not believe that the sale of the shares of the Funds to Qualified Plans will increase the potential for material irreconcilable conflicts of interest between or among different types of investors. In particular, Applicants see very little potential for such conflicts beyond that which would otherwise exist between variable annuity and variable life insurance contractowners.

   18. As noted above, Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable contracts held in an underlying mutual fund. The Code provides that a variable contract shall not be treated as an annuity contract or life insurance, as applicable, for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the Treasury Department, adequately diversified.

   19. Treasury Department Regulations issued under Section 817(h) provide that, in order to meet the statutory diversification requirements, all of the beneficial interests in the investment company must be held by the segregated asset accounts of one or more insurance companies. However, the Regulations contain certain exceptions to this requirement, one of which allows shares in an underlying mutual fund to be held by the trustees of a qualified pension or retirement plan without adversely affecting the ability of shares in the underlying fund also to be held by separate accounts of insurance companies in connection with their variable contracts (Treas. Reg. 1.817-5(f)(3)(iii)). Thus, Applicants believe that the Treasury Regulations specifically permit "qualified pension or retirement plans" and separate accounts to invest in the same underlying fund. For this reason, Applicants have concluded that neither the Code nor the Treasury Regulations or revenue rulings thereunder presents any inherent conflict of interest.

   20. Applicants note that while there are differences in the manner in which distributions from Variable Contracts and Qualified Plans are taxed, these differences will have no impact on the Funds. When distributions are to be made, and a Separate Account or Qualified Plan is unable to net purchase payments to make the distributions, the Separate Account and Qualified Plan will redeem shares of the Funds at their respective net asset value in conformity with Rule 22c-1 under the 1940 Act (without the imposition of any sales charge) to provide proceeds to meet distribution needs. A Qualified Plan will make distributions in accordance with the terms of the Qualified Plan.

   21. Applicants maintain that it is possible to provide an equitable means of giving voting rights to Participating Separate Account contractowners and to Qualified Plans. In connection with any meeting of shareholders, the Funds will inform each shareholder, including each Participating Insurance Company and Qualified Plan, of information necessary for the meeting, including their respective share of ownership in the relevant Fund. Each Participating Insurance Company will then solicit voting instructions in accordance with Rules 6e-2 and 6e-3(T), as applicable, and its participation agreement with the relevant Fund. Shares held by Qualified Plans will be voted in accordance with applicable law. The voting rights provided to Qualified Plans with respect to shares of the Funds would be no different from the voting rights that are provided to Qualified Plans with respect to shares of funds sold to the general public.

   22. Applicants have concluded that even if there should arise issues with respect to a state insurance commissioner's veto powers over investment objectives where the interests of contractowners and the interests of Qualified Plans are in conflict, the issues can be almost immediately resolved since the trustees of (or participants in) the Qualified Plans can, on their own, redeem the shares out of the Funds. Applicants note that state insurance commissioners have been given the veto power in recognition of the fact that insurance companies usually cannot simply redeem their separate accounts out of one fund and invest in another. Generally, time-consuming, complex transactions must be undertaken to accomplish such redemptions and transfers. Conversely, the trustees of Qualified Plans or the participants in participant-directed Qualified Plans can make the decision quickly and redeem their interest in the Funds and reinvest in another funding vehicle without the same regulatory impediments faced by separate accounts or, as is the case with most Qualified Plans, even hold cash pending suitable investment.

   23. Applicants also state that they do not see any greater potential for material irreconcilable conflicts arising between the interests of participants under Qualified Plans and contractowners of Participating Separate Accounts from possible future changes in the federal tax laws than that which already exist between variable annuity contractowners and variable life insurance contractowners.

   24. Applicants state that the sale of shares of the Funds to Qualified Plans in addition to separate accounts of Participating Insurance Companies will result in an increased amount of assets available for investment by the Funds. This may benefit variable contractowners by promoting economies of scale, by permitting increased safety of investments through greater diversification, and by making the addition of new portfolios more feasible.

   25. Applicants assert that, regardless of the type of shareholders in each Fund, each Fund's Investment Manager is or would be contractually and otherwise obligated to manage the Fund solely and exclusively in accordance with that Fund's investment objectives, policies and restrictions as well as any guidelines established by the Board of Trustees of such Fund (the "Board"). The Investment Manager works with a pool of money and (except in a few instances where this may be required in order to comply with state insurance laws) does not take into account the identity of the shareholders. Thus, each Fund will be managed in the same manner as any other mutual fund. Applicants therefore see no significant legal impediment to permitting the sale of shares of the Funds to Qualified Plans.

   26. Applicants state that the Commission has permitted the amendment of a substantially similar original order for the purpose of adding a party to the original order and has permitted open-end management investment companies to offer their shares directly to Qualified Plan in addition to separate accounts of affiliated or unaffiliated insurance companies which issue either or both variable annuity contracts or variable life insurance contracts. Applicants state that the amended order sought in the application is identical to precedent with respect to the conditions Applicants propose should be imposed on Qualified Plans in connection with investment in the Funds.

   Applicants' Conditions:

   If the requested amended order is granted, Applicants consent to the following conditions:

   1. A majority of the Board of each Fund shall consist of persons who are not "interested persons" thereof, as defined by Section 2(a)(19) of the 1940 Act, and the rules thereunder and as modified by any applicable orders of the Commission, except that if this condition is not met by reason of the death, disqualification or bona fide resignation of any Board Member or Members, then the operation of this condition shall be suspended: (a) for a period of 45 days if the vacancy or vacancies may be filled by the remaining Board Members; (b) for a period of 60 days if a vote of shareholders is required to fill the vacancy or vacancies; or (c) for such longer period as the Commission may prescribe by order upon application.

   2. The Board will monitor their respective Fund for the existence of any material irreconcilable conflict among the interests of the Variable Contract owners of all Separate Accounts investing in the Funds and of the Qualified Plan participants investing in the Funds. The Board will determine what action, if any, shall be taken in response to such conflicts. A material irreconcilable conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretive letter, or any similar action by insurance, tax or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of the Funds are being managed; (e) a difference in voting instructions given by variable annuity contract owners, variable life insurance contract owners, and trustees of Qualified Plans; (f) a decision by an insurer to disregard the voting instructions of Variable Contract owners; or (g) if applicable, a decision by a Qualified Plan to disregard the voting instructions of Qualified Plan participants.

   3. Participating Insurance Companies, the Investment Managers, and any Qualified Plan that executes a fund participation agreement upon becoming an owner of 10 percent or more of the assets of an Fund (a "Participating Qualified Plan"), will report any potential or existing conflicts of which it becomes aware to the Board of any relevant Fund. Participating Insurance Companies, the Investment Managers and the Participating Qualified Plans will be responsible for assisting the Board in carrying out its responsibilities under these conditions by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This responsibility includes, but is not limited to, an obligation by each Participating Insurance Company to inform the Board whenever voting instructions of Contract owners are disregarded and, if pass-through voting is applicable, an obligation by each Participating Qualified Plan to inform the Board whenever it has determined to disregard Qualified Plan participant voting instructions. The responsibility to report such information and conflicts, and to assist the Board, will be contractual obligations of all Participating Insurance Companies investing in the Funds under their agreements governing participation in the Funds, and such agreements shall provide that these responsibilities will be carried out with a view only to the interests of the Variable Contract owners. The responsibility to report such information and conflicts, and to assist the Board, will be contractual obligations of all Participating Qualified Plans under their agreements governing participation in the Funds, and such agreements will provide that their responsibilities will be carried out with a view only to the interests of Qualified Plan participants.

   4. If it is determined by a majority of the Board of a Fund, or by a majority of the disinterested Board Members, that a material irreconcilable conflict exists, the relevant Participating Insurance Companies and Participating Qualified Plans will, at their own expense and to the extent reasonably practicable as determined by a majority of the disinterested Board Members, take whatever steps are necessary to remedy or eliminate the material irreconcilable conflict, which steps could include: (a) in the case of Participating Insurance Companies, withdrawing the assets allocable to some or all of the Separate Account s from the Fund or any portfolio thereof and reinvesting such assets in a different investment medium, including another portfolio of an Fund or another Fund, or submitting the question as to whether such segregation should be implemented to a vote of all affected Variable Contract owners and, as appropriate, segregating the assets of any appropriate group (i.e., variable annuity contract owners or variable life insurance contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected Variable Contract owners the option of making such a change; (b) in the case of Participating Qualified Plans, withdrawing the assets allocable to some or all of the Qualified Plans from the Fund and reinvesting such assets in a different investment medium; and (c) establishing a new registered management investment company or managed Separate Account. If a material irreconcilable conflict arises because of a decision by a Participating Insurance Company to disregard Variable Contract owner voting instructions, and that decision represents a minority position or would preclude a majority vote, then the insurer may be required, at the Fund's election, to withdraw the insurer's Separate Account investment in such Fund, and no charge or penalty will be imposed as a result of such withdrawal. If a material irreconcilable conflict arises because of a Participating Qualified Plan's decision to disregard Qualified Plan participant voting instructions, if applicable, and that decision represents minority position or would preclude a majority vote, the Participating Qualified Plan may be required, at the Fund's election, to withdraw its investment in such Fund, and no charge or penalty will be imposed as a result of such withdrawal. The responsibility to take remedial action in the event of a determination by a Board of a material irreconcilable conflict and to bear the cost of such remedial action will be a contractual obligation of all Participating Insurance Companies and Participating Qualified Plans under their agreements governing participation in the Funds, and these responsibilities will be carried out with a view only to the interest of Variable Contract owners and Qualified Plan participants.

   5. For purposes of Condition 4, a majority of the disinterested Board Members of the applicable Board will determine whether or not any proposed action adequately remedies any material irreconcilable conflict, but in no event will the relevant Fund or the Investment Managers be required to establish a new funding medium for any Contract. No Participating Insurance Company shall be required by Condition 4 to establish a new funding medium for any Variable Contract if any offer to do so has been declined by vote of a majority of the Variable Contract owners materially and adversely affected by the material irreconcilable conflict. Further, no Participating Qualified Plan shall be required by Condition 4 to establish a new funding medium for any Participating Qualified Plan if (a) a majority of Qualified Plan participants materially and adversely affected by the irreconcilable material conflict vote to decline such offer, or (b) pursuant to governing Qualified Plan documents and applicable law, the Participating Qualified Plan makes such decision without a Qualified Plan participant vote.

   6. The determination of the Board of the existence of a material irreconcilable conflict and its implications will be made known in writing promptly to all Participating Insurance Companies and Participating Qualified Plans.

   7. Participating Insurance Companies will provide pass-through voting privileges to Variable Contract owners who invest in registered Separate Accounts so long as and to the extent that the Commission continues to interpret the 1940 Act as requiring pass-through voting privileges for Variable Contract owners. As to Variable Contracts issued by unregistered Separate Accounts, pass-through voting privileges will be extended to participants to the extent granted by issuing insurance companies. Each Participating Insurance Company will also vote shares of the Funds held in its Separate Accounts for which no voting instructions from Contract owners are timely received, as well as shares of the Funds which the Participating Insurance Company itself owns, in the same proportion as those shares of the Funds for which voting instructions from contract owners are timely received. Participating Insurance Companies will be responsible for assuring that each of their registered Separate Accounts participating in the Funds calculates voting privileges in a manner consistent with other Participating Insurance Companies. The obligation to calculate voting privileges in a manner consistent with all other registered Separate Accounts investing in the Funds will be a contractual obligation of all Participating Insurance Companies under their agreements governing their participation in the Funds. Each Participating Qualified Plan will vote as required by applicable law and governing Qualified Plan documents.

   8. All reports of potential or existing conflicts received by the Board of a Fund and all action by such Board with regard to determining the existence of a conflict, notifying Participating Insurance Companies and Participating Qualified Plans of a conflict, and determining whether any proposed action adequately remedies a conflict, will be properly recorded in the minutes of the meetings of such Board or other appropriate records, and such minutes or other records shall be made available to the Commission upon request.

   9. Each Fund will notify all Participating Insurance Companies that separate disclosure in their respective Separate Account prospectuses may be appropriate to advise accounts regarding the potential risks of mixed and shared funding. Each Fund shall disclose in its prospectus that (a) the Fund is intended to be a funding vehicle for variable annuity and variable life insurance contracts offered by various insurance companies and for qualified pension and retirement plans; (b) due to differences of tax treatment and other considerations, the interests of various Contract owners participating in the Fund and/or the interests of Qualified Plans investing in the Fund may at some time be in conflict; and (c) the Board of such Fund will monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action, if any, should be taken in response to any such conflict.

   10. Each Fund will comply with all provisions of the 1940 Act requiring voting by shareholders (which, for these purposes, will be the persons having a voting interest in the shares of the Funds), and, in particular, the Funds will either provide for annual shareholder meetings (except insofar as the Commission may interpret Section 16 of the 1940 Act not to require such meetings) or comply with Section 16(c) of the 1940 Act, although the Funds are not the type of trust described in Section 16(c) of the 1940 Act, as well as with Section 16(a) of the 1940 Act and, if and when applicable, Section 16(b) of the 1940 Act. Further, each Fund will act in accordance with the Commission's interpretation of the requirements of Section 16(a) with respect to periodic elections of Board
Members and with whatever rules the Commission may promulgate with respect thereto.

   11. If and to the extent Rules 6e-2 or 6e-3(T) under the 1940 Act is amended, or proposed Rule 6e-3 under the 1940 Act is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder, with respect to mixed or shared funding on terms and conditions materially different from any exemptions granted in the order requested in the application, then the Funds and/or Participating Insurance Companies and Participating Qualified Plans, as appropriate, shall take such steps as may be necessary to comply with such Rules 6e-2 and 6e-3(T), as amended, or proposed Rule 6e-3, as adopted, to the extent that such Rules are applicable.

   12. The Participating Insurance Companies and Participating Qualified Plans and/or the Investment Managers, at least annually, will submit to the Board such reports, materials or data as the Board may reasonably request so that the Board may fully carry out obligations imposed upon it by the conditions contained in the application. Such reports, materials and data will be submitted more frequently if deemed appropriate by the Board. The obligations of the Participating Insurance Companies and Participating Qualified Plans to provide these reports, materials and data to the Board, when the Board so reasonably requests, shall be a contractual obligation of all Participating Insurance Companies and Participating Qualified Plans under their agreements governing participation in the Funds.

   13. If a Qualified Plan should ever become a holder of ten percent or more of the assets of a Fund, such Qualified Plan will execute a participation agreement with the Fund that includes the conditions set forth herein to the extent applicable. A Qualified Plan will execute an application containing an acknowledgment of this condition upon such Qualified Plan's initial purchase of the shares of any Fund.

   Conclusion:

   Applicants assert that, for the reasons summarized above, the requested exemptions are appropriate in the public interest and consistent with the protection of investors and the purposes fairly intended by the policy and provisions of the 1940 Act.

   For the Commission, by the Division of Investment Management, pursuant to delegated authority.

                 Templeton Variable Products Series Fund, et al.
                               File No. 812-11698
                       SECURITIES AND EXCHANGE COMMISSION

                                                         Release No. IC-24079
                                                          1999 SEC LEXIS 2177

                                October 13, 1999

ACTION:  Order Granting Exemptions

TEXT: Templeton Variable Products Series Fund ("Templeton Trust"), Franklin Templeton Variable Insurance Products Trust ("VIP Trust"), Templeton Funds Annuity Company ("TFAC") or any successor to TFAC, and any future open-end investment company for which TFAC or any affiliate is the administrator, sub-administrator, investment manager, adviser, principal underwriter, or sponsor ("Future Funds") filed an application on July 14, 1999, and an amendment on September 17, 1999 seeking an amended order of the Commission pursuant to
Section 6(c) of the Investment Company Act of 1940 ("1940 Act") exempting them from the provisions of Sections 9(a), 13(a), 15(a) and 15(b) of the 1940 Act and Rules 6e-2(b)(15) and 6e-3(T)(b)(15). The prior order (Rel. No. IC-19879) granted exemptive relief to permit shares of the Templeton Trust to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies. The proposed relief would amend the prior order to add as parties to that order the VIP Trust and any Future Funds and to permit shares of the Templeton Trust, the VIP Trust, and Future Funds to be issued to and held by qualified pension and retirement plans outside the separate account context.

  A notice of the filing of the application was issued on September 17, 1999 (Rel. No. IC-24018). The notice gave interested persons an opportunity to request a hearing and stated that an order granting the application would be issued unless a hearing should be ordered. No request for a hearing has been filed, and the Commission has not ordered a hearing.

   The matter has been considered, and it is found that granting the requested exemptions is appropriate in the public interest and consistent with the protection of investors and the purposes intended by the policy and provisions of the 1940 Act.

   Accordingly,

   IT IS ORDERED, pursuant to Section 6(c) of the 1940 Act, that the requested exemptions from Sections 9(a), 13(a), 15(a) and 15(b) of the 1940 Act, and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, be, and hereby are, granted, effective forthwith.

   For the Commission, by the Division of Investment Management, pursuant to delegated authority.

                                   EXHIBIT 10.

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Form N-4 of our reports dated February 9, 2001, relating to the financial statements and financial highlights of CUNA Mutual Life Variable Annuity Account, and April 6, 2001, relating to the financial statements of CUNA Mutual Life Insurance Company, which appear in such Registration Statement. We also consent to the references to us under the heading "Experts" in such Registration Statement.

Milwaukee, Wisconsin
April 16, 2001

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, James C. Barbre, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration Nos. 33-73738, 333-40304 and 333-40320. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 24th day of February, 2001.

                                /s/James C. Barbre
                                James C. Barbre
                                Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Robert W. Bream, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration Nos. 33-73738, 333-40304 and 333-40320. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 24th day of February, 2001.

                                /s/Robert W. Bream
                                Robert W. Bream
                                Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, James L. Bryan, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration Nos. 33-73738, 333-40304 and 333-40320. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 24th day of February, 2001.

                                /S/James L. Bryan
                                James L. Bryan
                                Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Loretta M. Burd, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration Nos. 33-73738, 333-40304 and 333-40320. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 24th day of February, 2001.

                                /S/Loretta M. Burd
                                Loretta M. Burd
                                Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Ralph B. Canterbury, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration Nos. 33-73738, 333-40304 and 333-40320. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 24th day of February, 2001.

                                /s/Ralph B. Canterbury
                                Ralph B. Canterbury
                                Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Rudolf J. Hanley, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration Nos. 33-73738, 333-40304 and 333-40320. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 24th day of February, 2001.

                                /s/Rudolf J. Hanley
                                Rudolf J. Hanley
                                Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Jerald R. Hinrichs, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration Nos. 33-73738, 333-40304 and 333-40320. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 24th day of February, 2001.

                                /s/Jerald R. Hinrichs
                                Jerald R. Hinrichs
                                Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Michael B. Kitchen, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration Nos. 33-73738, 333-40304 and 333-40320. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 24th day of February, 2001.

                                /s/Michael B. Kitchen
                                Michael B. Kitchen
                                Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Brian L. McDonnell, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration Nos. 33-73738, 333-40304 and 333-40320. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 24th day of February, 2001.

                                /s/Brian L. McDonnell
                                Brian L. McDonnell
                                Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, C. Alan Peppers, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration Nos. 33-73738, 333-40304 and 333-40320. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 24th day of February, 2001.

                                /s/C. Alan Peppers
                                C. Alan Peppers
                                Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Omer K. Reed, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration Nos. 33-73738, 333-40304 and 333-40320. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 24th day of February, 2001.

                                /s/Omer K. Reed
                                Omer K. Reed
                                Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Neil A. Springer, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration Nos. 33-73738, 333-40304 and 333-40320. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 24th day of February, 2001.

                                /s/Neil A. Springer
                                Neil A. Springer
                                Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Farouk D. G. Wang, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration Nos. 33-73738, 333-40304 and 333-40320. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 24th day of February, 2001.

                                /s/Farouk D. G. Wang
                                Farouk D. G. Wang
                                Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Larry T. Wilson, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration Nos. 33-73738, 333-40304 and 333-40320. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 24th day of February, 2001.

                                /s/Larry T.  Wilson
                                Larry T.  Wilson
                                Director, CUNA Mutual Life Insurance Company

                                   Exhibit 13

                    Schedule of Performance Data Computation

VAII and Choice VA--MONEY MARKET FUND
12/31/00 02/20/01

                    VAII and CHOICE VA SEVEN-DAY AVERAGE YIELD:

                      DAILY
                    DIVIDEND

                   FACTOR, PER                       LESS ANNUAL CHARGE
                      DATE DISPLAY RATE TABLE & M&E CHARGES

31-Dec-00        0.000166211           0.000043017          0.000123194
30-Dec-00        0.000166211           0.000043017          0.000123194
29-Dec-00        0.000166211           0.000043017          0.000123194
28-Dec-00        0.000109348           0.000043017          0.000066331
27-Dec-00        0.000166385           0.000043017          0.000123368
26-Dec-00        0.000166739           0.000043017          0.000123722
25-Dec-00        0.000166739           0.000043017          0.000123722
                                                            -----------

               SUM                     0.000806726       BASE PERIOD RETURN
               DIV BY # DAYS                     7
                                       -----------
               AVERAGE                 0.000115247
               TIMES # DAYS IN YR              366       change in 2001
                                       -----------
               SEVEN DAY YIELD                4.22%
                                       ===========

         VAII and CHOICE VA SEVEN-DAY EFFECTIVE YIELD:

                          BASE PERIOD

                          RETURN  (ABOVE)             0.000806726
                          PLUS 1                                1
                                                      -----------
                                   1.000806726

                          COMPOUNDED:

                           TO 366/7 POWER:            1.043064738 change in 2001
                           LESS 1                              -1
                                                      -----------
                          EFFECTIVE YIELD                      4.31%
                                                      ==============